                   ------------------------------------------
                                                                   EXHIBIT 10.1


                           FOURTH AMENDED AND RESTATED
                                 LOAN AGREEMENT

                         Dated as of February 28, 1996

                                      among

                       KAUFMAN AND BROAD HOME CORPORATION,

                             THE BANKS PARTY HERETO,

                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                            as Administrative Agent,

                       THE FIRST NATIONAL BANK OF CHICAGO,
                             as Documentation Agent

                         BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION

                                       and
                       THE FIRST NATIONAL BANK OF CHICAGO,
                            as Co-Syndication Agents

                                       and

                         BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION
                       THE FIRST NATIONAL BANK OF CHICAGO
                       CREDIT LYONNAIS LOS ANGELES BRANCH
                                       and
                           NATIONSBANK OF TEXAS, N.A.,
                               as Managing Agents

                   ------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               Page

RECITALS ...................................................................................................     1

ARTICLE 1 DEFINITIONS AND ACCOUNTING TERMS..................................................................     2

         1.1  Defined Terms.................................................................................     2
         1.2  Use of Defined Terms..........................................................................    36
         1.3  Accounting Terms..............................................................................    36
         1.4  Rounding .....................................................................................    36
         1.5  Miscellaneous Terms...........................................................................    37
         1.6  Exhibits and Schedules........................................................................    37
         1.7  References to "Borrower and its Subsidiaries".................................................    37

ARTICLE 2 LOANS.............................................................................................    37

         2.1  Loans-General.................................................................................    37
         2.2  Alternate Base Rate Loans.....................................................................    39
         2.3  LIBOR Loans...................................................................................    40
         2.4  Notes    .....................................................................................    40
         2.5  Letters of Credit.............................................................................    40
         2.6  Voluntary Reduction of Line A Commitment......................................................    47
         2.7  Termination of Line B Commitment..............................................................    48
         2.8  Voluntary Reduction of Line C Commitment......................................................    48
         2.9  Administrative Agent's Right to Assume Funds
                       Available............................................................................    48

ARTICLE 3 PAYMENTS; FEES....................................................................................    49

         3.1  Principal and Interest........................................................................    49
         3.2  Commitment Fees...............................................................................    55
         3.3  Amendment Fee.................................................................................    56
         3.4  Underwriting Fee..............................................................................    56
         3.5  Syndication Fee...............................................................................    56
         3.6  Agency Fees...................................................................................    56
         3.7  Capital Adequacy..............................................................................    56
         3.8  LIBOR Fees and Costs..........................................................................    58
         3.9  Late Payments/Default Interest................................................................    62
         3.10 Computation of Interest and Fees..............................................................    62
         3.11 Holidays .....................................................................................    63
         3.12 Payment Free of Taxes.........................................................................    63
         3.13 Funding Sources...............................................................................    64
         3.14 Failure to Charge or Making of Payment Not
              Subsequent Waiver.............................................................................    64
         3.15 Pro Rata Treatment............................................................................    64
         3.16 Time and Place of Payments; Evidence of
              Payments......................................................................................    64
         3.17 Administrative Agent's Right to Assume
              Payments Will be Made.........................................................................    65
         3.18 Survivability.................................................................................    65
         3.19 Bank Calculation Certificate..................................................................    65

ARTICLE 4 REPRESENTATIONS AND WARRANTIES....................................................................    66

         4.1  Existence and Qualification; Power; Compliance
              with Law......................................................................................    66

         4.2  Authority; Compliance with Other Instruments
              and Government Regulations....................................................................    66
         4.3  No Governmental Approvals Required............................................................    67
         4.4  Subsidiaries..................................................................................    67
         4.5  Financial Statements..........................................................................    68
         4.6  No Other Liabilities; No Material Adverse
              Effect........................................................................................    69
         4.7  Title to Assets...............................................................................    69
         4.8  Intangible Assets.............................................................................    70
         4.9  Existing Indebtedness and Contingent Guaranty
              Obligations...................................................................................    70
         4.10 Governmental Regulation.......................................................................    70
         4.11 Litigation....................................................................................    70
         4.12 Binding Obligations...........................................................................    70
         4.13 No Default....................................................................................    70
         4.14 Pension Plans.................................................................................    70
         4.15 Tax Liability.................................................................................    71
         4.16 Regulation U..................................................................................    71
         4.17 Environmental Matters.........................................................................    71
         4.18 Disclosure....................................................................................    71
         4.19 Projections...................................................................................    71

ARTICLE 5 AFFIRMATIVE COVENANTS (OTHER THAN INFORMATION
         AND REPORTING REQUIREMENTS)........................................................................    72

         5.1  Payment of Taxes and Other Potential Liens....................................................    72
         5.2  Preservation of Existence.....................................................................    72
         5.3  Maintenance of Properties.....................................................................    73
         5.4  Maintenance of Insurance......................................................................    73
         5.5  Compliance with Laws..........................................................................    73
         5.6  Inspection Rights.............................................................................    73
         5.7  Keeping of Records and Books of Account.......................................................    73
         5.8  Use of Proceeds...............................................................................    73
         5.9  Subsidiary Guaranty...........................................................................    74

ARTICLE 6 NEGATIVE COVENANTS................................................................................    74

         6.1  Payment or Prepayment of Subordinated
              Obligations...................................................................................    74
         6.2  Dispositions..................................................................................    75
         6.3  Mergers and Sale of Assets....................................................................    75
         6.4  Investments and Acquisitions..................................................................    75
         6.5  ERISA Compliance..............................................................................    77
         6.6  Change in Business............................................................................    77
         6.7  Liens and Negative Pledges....................................................................    77
         6.8  Non-Recourse Indebtedness.....................................................................    79
         6.9  Subsidiary Indebtedness and Contingent Guaranty
              Obligations...................................................................................    79
         6.10 Money Market Indebtedness.....................................................................    80
         6.11 Transactions with Affiliates..................................................................    81
         6.12 Consolidated Tangible Net Worth...............................................................    81
         6.13 Domestic Leverage Ratio.......................................................................    81

         6.14 Domestic Interest Coverage Ratio..............................................................    82
         6.15 Distributions.................................................................................    82
         6.16 Amendments....................................................................................    82
         6.17 Hostile Tender Offers.........................................................................    83
         6.18 Inventory.....................................................................................    83
         6.19 Domestic Standing Inventory...................................................................    83
         6.20 Investments in Certain Subsidiaries...........................................................    84
         6.21 Land Fund Joint Venture.......................................................................    84

ARTICLE 7 INFORMATION AND REPORTING REQUIREMENTS............................................................    85

         7.1  Financial and Business Information of Borrower
              and Its Subsidiaries..........................................................................    85
         7.2  Compliance Certificate........................................................................    89

ARTICLE 8 CONDITIONS........................................................................................    89

         8.1  Initial Advances..............................................................................    89
         8.2  Any Advance...................................................................................    91
         8.3  Any Letter of Credit..........................................................................    92

ARTICLE 9 EVENTS OF DEFAULT AND REMEDIES UPON EVENTS OF
         DEFAULT............................................................................................    92

         9.1  Events of Default.............................................................................    92
         9.2  Remedies Upon Event of Default................................................................    94

ARTICLE 10 THE ADMINISTRATIVE AGENT.........................................................................    97

         10.1  Appointment and Authorization................................................................    97
         10.2  Administrative Agent and Affiliates..........................................................    98
         10.3  Banks' Credit Decisions......................................................................    98
         10.4  Action by Administrative Agent...............................................................    98
         10.5  Liability of Administrative Agent............................................................   100
         10.6  Indemnification..............................................................................   101
         10.7  Successor Administrative Agent...............................................................   102
         10.8  No Obligations of Borrower...................................................................   102

ARTICLE 11 MISCELLANEOUS....................................................................................   103

         11.1  Cumulative Remedies; No Waiver...............................................................   103
         11.2  Amendments; Consents.........................................................................   103
         11.3  Costs, Expenses and Taxes....................................................................   104
         11.4  Nature of Banks' Obligations.................................................................   105
         11.5  Representations and Warranties...............................................................   105
         11.6  Notices .....................................................................................   106
         11.7  Execution in Counterparts....................................................................   106
         11.8  Binding Effect; Assignment...................................................................   106
         11.9  Sharing of Setoffs...........................................................................   107
         11.10 Indemnity by Borrower........................................................................   108
         11.11 Nonliability of Banks........................................................................   109
         11.12 Confidentiality..............................................................................   110

         11.13 No Third Parties Benefited...................................................................   110
         11.14 Other Dealings...............................................................................   110
         11.15 Right of Setoff - Deposit Accounts...........................................................   110
         11.16 Further Assurances...........................................................................   111
         11.17 Integration..................................................................................   111
         11.18 Governing Law................................................................................   111
         11.19 Severability of Provisions...................................................................   111
         11.20 Headings.....................................................................................   111
         11.21 Conflict in Loan Documents...................................................................   112
         11.22 Waiver Of Jury Trial.........................................................................   112
         11.23 Purported Oral Amendments....................................................................   112
         11.24 Hazardous Materials Indemnity................................................................   112

Exhibits

A        - Compliance Certificate
B        - Line A Note
C        - Line B Note
D        - Line C Note
E        - Line B/C Commitment Assignment and Acceptance
F-1      - Opinion of Counsel
F-2      - Opinion of Counsel
G        - Request for Letter of Credit
H        - Request for Loan
I        - Request for Redesignation
J        - Subsidiary Guaranty



Schedules

1.1      Line B Commitment/Line C Commitment
4.4      Subsidiaries
4.7      Existing Liens and Rights of Others
4.9      Existing Indebtedness and Contingent Obligations
6.4      Investments

                           FOURTH AMENDED AND RESTATED
                                 LOAN AGREEMENT

                         Dated as of February 28, 1996

                  This Fourth Amended and Restated Loan Agreement ("Agreement") is entered into by and among Kaufman and Broad Home Corporation, a Delaware corporation ("Borrower"), each bank set forth on the signature pages of this Agreement or which from time to time becomes party hereto (collectively, the "Banks" and individually, a "Bank"), Bank of America National Trust and Savings Association, as Administrative Agent, The First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch and NationsBank of Texas, N.A., as Managing Agents.

                                    RECITALS

                  This Agreement is an amendment and restatement in full of that certain Third Amended and Restated Loan Agreement dated as of November 21, 1994, by and among Borrower, the Banks named therein, Bank of America National Trust and Savings Association, as Administrative Agent, and various of such other Banks in various agent capacities (the "Prior Loan Agreement"). The purpose of this amendment and restatement is to add two new credit facilities (the Line B Commitment and the Line C Commitment, as more completely defined hereinafter), to redesignate the existing Commitment as the "Line A Commitment," to provide for Banks to participate in the Line A Commitment, on the one hand, and the Line B Commitment and Line C Commitment, on the other hand, at differing Pro Rata Shares (or to participate in the Line A Commitment and not in the Line B Commitment and Line C Commitment, or vice versa), and to amend various covenants and other provisions of the Prior Loan Agreement. The Prior Loan Agreement, as amended and restated by this Agreement including all loans made thereunder, continues in full force and effect from the date thereof to the Amendment Effective Date and at all times on and after the Amendment Effective Date.

                  The new Line B Commitment and Line C Commitment are for the purpose of financing the Rayco Acquisition (defined herein) and the increased working capital requirements arising therefrom. In the event that the Rayco Acquisition does not occur promptly following the Amendment Effective Date, the parties agree to reinstate the Prior Loan Agreement.

                  WHEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                    ARTICLE 1
                        DEFINITIONS AND ACCOUNTING TERMS

         1.1 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

                  "Acquisition" means any transaction, or any series of related transactions, consummated after the Amendment Effective Date, by which Borrower and/or any of its Subsidiaries directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise, (b) acquires control of securities of a corporation representing 50% or more of the ordinary voting power for the election of directors or (c) acquires control of a 50% or more ownership interest in any partnership, joint venture or other business entity.

                  "Administrative Agent" means Bank of America or any successor administrative agent.

                  "Administrative Agent's Office" means Bank of America National Trust and Savings Association, Agency Management Services, 1455 Market Street, San Francisco, California 94103, or such other office as the Administrative Agent may designate in writing to Borrower and the Banks.

                  "Advance" means an advance made or to be made to Borrower by a Bank pursuant to Article 2.

                  "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation that has more than 100 record holders of such securities or 10% or more of the partnership or other ownership interests of any other Person that has more than

         100 record holders of such interests will be deemed to control such corporation or other Person.

                  "Agent" means any of the Administrative Agent, the Documentation Agent, the Co-Syndication Agents, the Managing Agents or any successor agent.

                  "Agreement" means this Fourth Amended and Restated Loan Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

                  "Alternate Base Rate" means, as of any date of determination, the rate per annum which is the greater of (a) the Reference Rate and
         (b) the Federal Funds Rate plus one half percent (1/2%).

                  "Alternate Base Rate Advance" means an Advance made by a Bank to fund its Pro Rata Share of an Alternate Base Rate Loan.

                  "Alternate Base Rate Loan" means a Loan made hereunder and designated or redesignated as an Alternate Base Rate Loan in accordance with Article 2, or converted to an Alternate Base Rate Loan in accordance with Section 3.6.

                  "Amendment Effective Date" means the time and Banking Day on which the conditions set forth in Section 8.1 are satisfied or waived pursuant to Section 11.2.

                  "Amortization Amount" means, with respect to each Amortization Date set forth below, the amount set forth opposite such Amortization
         Date:

                      Amortization Date                Amount

                      May 31, 1996                     $10,000,000
                      August 31, 1996                  $25,000,000
                      November 30, 1996                $25,000,000
                      Line B/C Maturity Date           Principal balance of
                                                       all Line B Loans and
                                                       Line C Loans;

         provided that (a) if Borrower elects to extend the Line B/C Maturity Date to May 31, 1997 pursuant to Section 3.1(e)(i), the Amortization Amount for February 28, 1997 shall be $17,000,000 and (b) if Borrower elects to extend the Line B/C Maturity Date to August 31, 1997 pursuant to Section 3.1(e)(ii), the Amortization Amount for May 31, 1997 shall be $11,000,000.

                  "Applicable Incremental Spread" means, as of any date of determination, the interest rate spread set forth below opposite the period during which such date occurs:

                                                          Incremental
                           Period                            Spread
                           ------                            ------

                           Amendment Effective Date
                  through August 31, 1996                     .00%

                           September 1, 1996
                  through November 30, 1996                   .25%

                           December 1, 1996
                  through February 28, 1997                   .50%

                           March 1, 1997
                  through May 31, 1997                        .75%

                           June 1, 1997
                  through August 31, 1997                    1.00%


                  "Applicable Line A Alternate Base Rate Spread" means, as of any date of determination, the interest rate spread set forth below opposite the Line A Credit Rating Level as of such date:


                                                      Applicable Line A
                        Line A                       Alternate Base Rate
                  Credit Rating Level                      Spread
                  -------------------                      ------

                           I                                 .00%
                          II                                 .00%
                         III                                 .25%
                          IV                                 .50%
                           V                                 .75%
                          VI                                1.00%


                  "Applicable Line A Commitment Fee Rate" means, as of any date of determination, the commitment fee rate set forth below opposite the Line A Credit Rating Level as of such date:

                        Line A                        Applicable Line A
                    Credit Rating                        Commitment
                        Level                             Fee Rate
                        -----                             --------

                          I                                 .25%
                         II                                 .30%
                        III                                 .50%
                         IV                                 .50%
                          V                                 .50%
                         VI                                 .50%


                  "Applicable Line A Letter of Credit Fee" means, as of any date of determination, the letter of credit fee set forth below under the caption "Financial L/C's" (in the case of Financial Letters of Credit) and under the caption "Performance L/C's" (in the case of Performance Letters of Credit), in each case opposite the Line A Credit Rating Level as of such date:

                                    Line A                     Line A
          Line A Credit             Financial                  Performance
          Rating Level              L/C's                      L/C's
          ------------              -----                      -----

              I                     0.9875%                    0.8625%
             II                     1.1375%                    1.0125%
            III                     1.4375%                    1.3125%
             IV                     1.6875%                    1.5625%
              V                     1.9375%                    1.8125%
             VI                     2.1875%                    2.0625%


                  "Applicable Line A LIBOR Spread" means, as of any date of determination, the interest rate spread set forth below opposite the Line A Credit Rating Level as of such date:



                       Line A
                    Credit Rating                     Applicable Line A
                       Level                            LIBOR Spread
                       -----                            ------------

                         I                                 1.05%
                        II                                 1.20%
                       III                                 1.50%
                        IV                                 1.75%
                         V                                 2.00%
                        VI                                 2.25%


                  "Applicable Line B/C Alternate Base Rate Spread" means, as of any date of determination, the sum of (a) the interest rate spread set forth below opposite the Line B/C Credit Rating Level as of such date plus (b) the Applicable Incremental Spread:

                                                            Applicable Line
                                 Line B/C                   B/C Alternate Base
                        Credit Rating Level                   Rate Spread
                        -------------------                   -----------

                                   I                               .25%
                                  II                               .50%
                                 III                               .75%
                                  IV                              1.00%


                  "Applicable Line B/C LIBOR Spread" means, as of any date of determination, the sum of (a) the interest rate spread set forth below opposite the Line B/C Credit Rating Level as of such date plus (b) the Applicable Incremental Spread:

                         Line B/C                    Applicable Line
                          Credit                        B/C LIBOR
                       Rating Level                    Rate Spread
                       ------------                    -----------

                             I                             1.50%
                            II                             1.75%
                           III                             2.00%
                            IV                             2.25%

                  "Applicable Line C Letter of Credit Fee" means, as of any date of determination, the sum of (a) the letter of credit fee set forth below under the caption "Financial L/C's" (in the case of Financial Letters of Credit) and under the caption "Performance L/C's" (in the case of Performance Letters of Credit), in each case opposite the Line B/C Credit Rating Level as of such date plus (b) the Applicable Incremental Spread:

             Line B/C
           Credit Rating
              Level                Financial L/C's             Performance L/C's
              -----                ---------------             -----------------

                I                  1.4375%                     1.3125%
               II                  1.6875%                     1.5625%
              III                  1.9375%                     1.8125%
               IV                  2.1875%                     2.0625%

                  "Asset Sale" means the sale or other disposition by Borrower or any of its Domestic Subsidiaries of (a) shares of capital stock of any Domestic Subsidiary or Foreign Subsidiary, (b) all or substantially all of the assets of any Domestic Subsidiary or Foreign Subsidiary, (c) any Domestic Unimproved Unmapped Land, (d) any Domestic Unimproved Land and (e) any developed lots, Model Homes or residential housing units to a Person who is not the end-user thereof in a bulk transaction.

                 "Authorizations" has the meaning set forth for that term in Section 4.1.

                  "Bank" means, as the context may require, a Line A Bank or a Line B/C Bank and "Banks" means all of the Line A Banks and the Line B/C Banks.

                  "Bank of America" means Bank of America National Trust and Savings Association, a national banking association.

                  "Banking Day" means any Monday, Tuesday, Wednesday, Thursday, or Friday other than a day on which banks are authorized or required to be closed in California or New York.

                  "Bond Facility" means any bond facility pursuant to which a municipality, or a community facilities district formed by a municipality, at the request of Borrower or one of its Subsidiaries, will issue bonds to finance a portion of the costs of acquisition of and improvements to real property located in such municipality (or district) by Borrower or one of its Subsidiaries (or to pay development or "impact" fees in lieu thereof), and with respect to which Borrower or one of its Subsidiaries will provide a letter of credit or other reimbursement support. The real property that is the subject of any such bond facility will be subject to a Lien for special taxes to repay the Indebtedness evidenced by such bonds.

                  "Borrower" means Kaufman and Broad Home Corporation, a Delaware corporation, and its successors and permitted assigns.

                  "Both Majority Banks" means Banks comprising both the Line A Majority Banks and the Line B/C Majority Banks.

                  "Capital Lease" means, with respect to any Person, a lease of any Property by that Person as lessee that is, or should be in accordance with Financial Accounting Standards Board Statement No. 13, recorded as a "capital lease" on a balance sheet of that Person prepared in accordance with Generally Accepted Accounting Principles.

                  "Cash" means all monetary items (including currency, coin and bank demand deposits) that are treated as cash under Generally Accepted Accounting Principles.

                  "Cash Equivalents" means, with respect to any Person, that Person's Investments in:

                           (a) Government Securities due within one year of the making of the Investment;

                           (b) certificates of deposit issued by, deposits in,
                  bankers' acceptances of, and repurchase agreements covering Government Securities executed by, (i) any Bank or (ii) any bank and/or savings and loan association doing business in and incorporated under the Laws of the United States of America or any state thereof and having on the date of such Investment combined capital, surplus and undivided profits of at least $500,000,000 and which carries on the date of such Investment a credit rating of P-1 or higher by Moody's Investors Service, Inc. (or a successor rating agency) or A-1 or higher by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.) (or a successor rating agency), in each case due within one year after the date of the making of the Investment; and

                           (c) readily marketable commercial paper of (i) any
                  Bank that is a Bank as of the Amendment Effective Date or (ii) corporations doing business in and incorporated under the Laws of the United States of America or any state thereof given on the date of such Investment a credit rating of P-1 or higher by Moody's Investors Service, Inc. (or a successor rating agency), of A-1 or higher by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.) (or a successor rating agency), or F-1 or higher by Fitch Investor Services, Inc. (or a successor rating agency), in each case due within one year of the making of the Investment.

                  "Change in Control" has the meaning set forth for such term in Section 3.1(j).

                  "Code" means the Internal Revenue Code of 1986, as amended or replaced and as in effect from time to time.

                  "Commission" means the Securities and Exchange
         Commission and any successor commission.

                  "Commitments" means, collectively, the Line A Commitment, the Line B Commitment and the Line C Commitment.

                  "Common Stock" means the $1.00 par value common stock and special common stock of Borrower.

                  "Compliance Certificate" means a compliance certificate in the form of Exhibit A signed, on behalf of Borrower, by a Senior Officer of Borrower.

                  "Consolidated Subsidiary" means, with respect to any Person and as of any date of determination, a Subsidiary of that Person whose financial statements should be consolidated with the financial statements of the Person in accordance with Generally Accepted Accounting Principles.

                  "Consolidated Tangible Net Worth" means, as of any date of determination, the Tangible Net Worth of Borrower and its Consolidated Subsidiaries on a consolidated basis; provided that (a) any positive or negative adjustment to consolidated net worth attributable to foreign currency translations shall be ignored and (b) for purposes only of
         Section 6.12 (and not for purposes of determining Domestic Adjusted Tangible Net Worth) Consolidated Tangible Net Worth shall be adjusted by (i) adding thereto the lesser of (A) the after-tax effect of the Contemplated Charge as applied to assets of Borrower and its Consolidated Subsidiaries and (B) $96,000,000 and (ii) by subtracting therefrom an amount equal to 50% of the amount, if any, by which the after-tax effect of the Contemplated Charge exceeds $96,000,000.

                  "Contemplated Charge" means the Net Realizable Value Adjustment contemplated to be made by Borrower in its Fiscal Year ending November 30, 1996.

                  "Contingent Guaranty Obligation" means, as to any Person, any
         (a) direct or indirect guarantee of Indebtedness of, or other obligation performable by, any other Person (other than a performance obligation undertaken in the ordinary and usual course of business), including any endorsement (other than for collection or deposit in the ordinary course of business), co-making or sale with recourse of the obligations of any other Person or (b) assurance given to an obligee with respect to the performance of an obligation (other than a performance obligation undertaken in the ordinary and usual course of business) by, or the financial condition of, any other Person, whether direct, indirect or contingent, including any purchase or repurchase agreement covering such obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item of such other Person, or any "keep-well", "take-or-pay", "through put" or other arrangement of whatever nature having the effect of assuring or holding harmless any obligee against loss with respect to any obligation of such other Person. The amount of any Contingent Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation (unless the Contingent Guaranty Obligation is limited by its terms to a lesser amount, in which case to the extent of such amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Person in good faith.

                  "Contractual Obligation" means, as to any Person, any provision of any outstanding Securities issued by that Person or of any material agreement, instrument or undertaking to which that Person is a party or by which it or any of its Property is bound, other than, in the case of Borrower and its Subsidiaries, any of the Loan Documents.

                  "Co-Syndication Agents" means Bank of America and The First National Bank of Chicago.

                  "Curable KBMC Default" means a Material KBMC Default or a Material KBMC Event of Default that can be cured by the payment of money, including those arising under the following Sections of the Mortgage Warehousing Agreement: 10.1, 10.2, 10.3, 10.4, 10.5, 10.21,
         11.1(a), 11.1(e), 11.1(g), 11.1(h), 11.1(m), 11.1(o) and 11.1(q).

                  "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, as amended from time to time, and all other applicable liquidation, conservatorship, insolvency, reorganization, or similar debtor relief Laws from time to time in effect affecting the rights of creditors generally.

                  "Default" means any event that, with the giving of notice or passage of time or both, would be an Event of Default.

                  "Default Rate" means the interest rate described in
         Section 3.7.

                  "Designated Deposit Account" means a demand deposit account to be maintained by Borrower with Bank of America, as from time to time designated by Borrower by written notification to the Administrative Agent.

                  "Disposition" means the sale, transfer or other disposition of any of the capital stock of any Significant Subsidiary or of all or substantially all of the assets of any Significant Subsidiary.

                  "Distribution" means, with respect to any shares of capital stock or any warrant or right to acquire shares of capital stock or any other equity security issued by a

         Person, (a) the retirement, redemption, purchase, or other acquisition for value (other than for common stock of such Person) by such Person of any such security, (b) the declaration or payment by such Person of any dividend in Cash or in Property (other than in common stock of such Person) on or with respect to any such security, and (c) any Investment by such Person in any holder of 5% or more of the capital stock (or other equity securities) of such Person, if a purpose of such Investment is to avoid the characterization of the transaction between such Person and such holder as a Distribution under clause (a) or (b) above. In addition, to the extent any loan or advance by Borrower to one of its Subsidiaries is deemed to be an "Investment" for purposes of this Agreement, then any principal payment made by such Subsidiary in respect of such loan or advance shall be considered a Distribution for purposes of Section 6.19(a)(ii).

                  "Documentation Agent" means The First National Bank of Chicago. The Documentation Agent shall have no duties under the Loan Documents beyond those of a Bank.

                  "Dollars" means the national currency of the United States of America.

                  "Domestic Adjusted Interest Expense" means, with respect to any fiscal period of Borrower and its Consolidated Subsidiaries (other than any Financial Subsidiary or Foreign Subsidiary), the aggregate amount of interest, fees, charges and related expenses paid or payable to a lender in connection with borrowed money that is treated as interest (including without limitation accretion of original issue discount on long-term debt existing during such fiscal period) and the interest portion of any capitalized lease payment of Borrower and such Consolidated Subsidiaries.

                  "Domestic Adjusted Operating Income" means, with respect to any fiscal period of Borrower and its Consolidated Subsidiaries (other than any Financial Subsidiary), (a) the consolidated gross revenues of Borrower and its Consolidated Subsidiaries (other than any Financial Subsidiary) for that fiscal period, minus (b) construction and land costs for that fiscal period, minus (c) selling, general and administrative expenses for that fiscal period, minus (d) with respect to Foreign Subsidiaries, on a consolidated basis, consolidated gross revenues during that fiscal period, minus (i) construction and land costs for that fiscal period, minus (ii) selling, general and administrative expenses for that fiscal period, plus (e) interest income earned by Borrower and its Consolidated Subsidiaries (other than any Foreign

         Subsidiary) during that fiscal period, plus (f) dividend, royalty and (without duplication) other intercompany payments paid in Cash by a Foreign Subsidiary or a Financial Subsidiary to Borrower or any of its Guarantor Subsidiaries, plus (g) Domestic Adjusted Interest Expense which had previously been capitalized and has been amortized during that fiscal period to the aggregate cost of sales of Borrower and its Domestic Subsidiaries, plus (h) non-Cash losses incurred (and minus non-Cash gains earned) by Borrower and its Consolidated Subsidiaries (other than any Financial Subsidiary or any Foreign Subsidiary) in connection with the abandonment of options to purchase Property, plus
         (i) non-Cash Net Realizable Value Adjustments to Inventory located in the United States of America (to the extent not reflected as an extraordinary item), plus (j) depreciation expense for that fiscal period, minus (k) Cash Investments made by Borrower during such fiscal period in Financial Subsidiaries and Foreign Subsidiaries, all as reported on the financial statements of Borrower and its Consolidated Subsidiaries delivered to the Banks pursuant to Section 7.1.

                  "Domestic Adjusted Tangible Net Worth" means, as of any date of determination, Consolidated Tangible Net Worth on that date minus
         (a) an amount equal to 100% of the aggregate Tangible Net Worth of Foreign Subsidiaries of Borrower and its Subsidiaries on that date, minus (b) the amount by which the aggregate Investments of Borrower on that date in Domestic Joint Ventures exceed 10% times the difference between Consolidated Tangible Net Worth and the aggregate Tangible Net Worth of Foreign Subsidiaries as of that date, minus (c) the aggregate amount of intercompany receivables owed to Borrower and its Domestic Subsidiaries by any Foreign Subsidiary as of that date, and plus (d) the lesser of (A) the after-tax effect of the Contemplated Charge as applied to assets of Borrower and its Domestic Subsidiaries and (B) $70,000,000.

                  "Domestic Indebtedness" means, as of any date of determination, the total outstanding Indebtedness of Borrower and its Domestic Subsidiaries (other than Financial Subsidiaries) as of the last day of the most recently ended Fiscal Quarter.

                  "Domestic Interest Coverage Ratio" means, with respect to any Fiscal Quarter of Borrower and its Consolidated Subsidiaries (other than any Financial Subsidiary), the ratio of (a) Domestic Adjusted Operating Income for the twelve month period ending on the last day of such Fiscal Quarter to (b) the sum of (i) Domestic Adjusted Interest Expense (without including accretion of original issue discount on long-term debt existing during such fiscal period) plus (ii) all dividends paid on any preferred stock of Borrower issued subsequent to the Amendment Effective Date, in each case for the twelve month period ending on the last day of such Fiscal Quarter.

                  "Domestic Joint Venture" means a Joint Venture (a) that is organized under the laws of the United States of America or any state thereof and (b) the majority of the assets of which (as reflected on a balance sheet of such Joint Venture prepared in accordance with Generally Accepted Accounting Principles) is located in the United States of America.

                  "Domestic Lending Office" means, with respect to each Bank, its office, branch or affiliate identified on the signature pages hereof as its Domestic Lending Office or such other office, branch or affiliate as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.

                  "Domestic Leverage Ratio" means, as of any date of determination, the ratio of (a) Domestic Indebtedness on that date to
         (b) Domestic Adjusted Tangible Net Worth on that date.

                  "Domestic Standing Inventory" means, as of any date of determination, all items of unsold housing inventory (other than Model Homes) of Borrower and its Domestic Subsidiaries, and with respect to which either (a) 90% of the direct construction costs has been incurred on such date or (b) at least ten months has elapsed from the date its construction was commenced through and including such date. Construction for purposes of this definition shall be deemed to have commenced upon the pouring of foundation concrete.

                  "Domestic Subsidiary" means, with respect to any Person and as of any date of determination, a Subsidiary of such Person (a) that is organized under the Laws of the United States of America or any state thereof and (b) the majority of the assets of which (as reflected on a balance sheet of such Subsidiary prepared in accordance with Generally Accepted Accounting Principles) is located in the United States of America; provided that in no event shall Kaufman and Broad International or KBMHG be considered a Domestic Subsidiary of Borrower.

                  "Domestic Unimproved Land" means, as of any date of determination, real Property located in the United States of America (including real Property owned by the Land Fund

         Joint Venture for at least four years) (a) owned by Borrower or any of its Subsidiaries if on that date there has been expended by Borrower and its Subsidiaries less than 50% of the physical construction costs reasonably estimated by Borrower (in accordance with its past practices as of the Amendment Effective Date) to bring such real Property to "finished lot" status and (b) owned by other Persons but which, if owned by Borrower or any of its Subsidiaries on that date, would have satisfied the requirement set forth in clause (a), if on that date Borrower or any of its Domestic Subsidiaries holds an option to purchase such real Property for which it has paid an amount equal to 20% or more of the purchase price provided for in such option to purchase. The "book value" with respect to Domestic Unimproved Land referred to in Section 6.18 shall be calculated as if the option to purchase had been exercised as of the date of determination, and otherwise in accordance with Generally Accepted Accounting Principles, consistently applied.

                  "Domestic Unimproved Unmapped Land"" means, as of any date of determination, Domestic Unimproved Land that is not then covered by a "tentative" or "final" subdivision map in compliance with applicable Laws respecting subdivision maps or, in the opinion of the Administrative Agent, an equivalent entitlement that authorizes the development of real Property.

                  "Eligible Assignee" shall have the meaning for such term set forth in the Override Agreement.

                  "ERISA" means, at any date, the Employee Retirement Income Security Act of 1974 and the regulations there- under, all as the same shall be in effect at such date.

                  "ERISA Affiliate" means, with respect to any Person, any other Person (or any trade or business, whether or not incorporated) that is under common control with that Person within the meaning of Section 414 of the Code.

                  "Event of Default" has the meaning set forth for that term in Section 9.1.

                  "Federal Funds Rate" means the rate per annum equal to the weighted average (rounded upwards, if necessary, to the nearest 1/100th of one percent) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers as published for such day (or, if such day is not a Banking Day, for the next preceding Banking Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Banking Day, the average, the average (rounded upwards, if necessary, to the nearest 1/100th of one percent) of the quotations for such day on transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

                  "Financial Letter of Credit" means any standby letter of credit issued pursuant to this Agreement, other than a Performance Letter of Credit.

                  "Financial Subsidiary" means (a) the Mortgage Company, so long as it continues to engage in the mortgage banking business, and its Subsidiaries and (b) any other Subsidiary of Borrower that (i) is engaged primarily in the business of origination, marketing, and servicing of residential mortgage loans, the sale of servicing rights, or the financing of long term residential mortgage loans, (ii) holds not less than 95% of its total assets in the form of Cash, Cash Equivalents, notes and mortgages receivable, Cash held by a trustee for the benefit of such Subsidiary or other financial instruments and (iii) is the subject of an Officer's Certificate of Borrower delivered to the Administrative Agent stating that such Subsidiary is a Financial Subsidiary within the meaning hereof.

                  "Fiscal Quarter" means each of the fiscal quarters of Borrower ending on each February 28 (or 29, if a leap year), May 31, August 31 and November 30.

                  "Fiscal Year" means each of the fiscal years of Borrower ending on each November 30.

                  "Foreign Subsidiary" means, with respect to any Person, a Subsidiary of that Person which is not a Domestic Subsidiary and with respect to Borrower, includes Kaufman and Broad International, a California corporation, but excludes KBMHG.

                  "Generally Accepted Accounting Principles" means, as of any date of determination, accounting principles set forth as "generally accepted" in then currently effective Statements of the Auditing Standards Board of the American Institute of Certified Public Accountants, or, if such Statements are not then in effect, accounting principles that are then approved by a significant segment of the accounting profession in the United States of America. The term "consistently applied," as used in connection therewith, means that the accounting principles applied to financial statements of a Person as of any date or for any period are consistent in all material respects (subject to Section 1.3) to those applied to financial statements of that Person as of prior dates and for prior periods.

                  "Government Securities" means (a) readily marketable direct full faith and credit obligations of the United States of America or obligations unconditionally guaranteed by the full faith and credit of the United States of America and (b) obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America.

                  "Governmental Agency" means (a) any federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, or public body, (c) any court or administrative tribunal, or (d) any arbitration tribunal or other non-governmental authority to whose jurisdiction a Person has consented, in each case whether of the United States of America or any other nation.

                  "Guarantor Subsidiary" means any Domestic Subsidiary which is a Significant Subsidiary, other than the Financial Subsidiaries.

                  "Indebtedness" means, with respect to any Person, (a) all indebtedness of such Person for borrowed money, (b) that portion of the obligations of such Person under Capital Leases which should properly be recorded as a liability on a balance sheet of that Person prepared in accordance with Generally Accepted Accounting Principles, (c) any obligation of such Person that is evidenced by a promissory note or other instrument representing an extension of credit to such Person, whether or not for borrowed money, (d) any obligation of such Person for the deferred purchase price of Property or services (other than trade or other accounts payable in the ordinary course of business in accordance with customary industry terms), (e) any obligation of the types referred to in clauses (a) through (d) above that is secured by a Lien (other than a Permitted Encumbrance) on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, but only to the extent of the fair market value of the assets so subject to the Lien, (f) obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person, (g) any obligation of such Person under letters of credit issued for the account of such Person and that is not otherwise a Contingent Guaranty Obligation and (h) any obligation of such Person under a Swap Agreement.

                  "Intangible Assets" means assets that are considered intangible assets under Generally Accepted Accounting Principles, including (a) customer lists, goodwill, computer software, unamortized deferred charges, unamortized debt discount, capitalized research and development costs and other intangible assets and (b) any write-up in book value of any asset subsequent to its acquisition, but excluding any existing write-up in book value of any asset acquired by Borrower or any of its Subsidiaries prior to the Amendment Effective Date, as such write-up may decrease (but not increase) from time to time.

                  "Interest Period" means, as to each LIBOR Loan, a period of one, two, three or six months (and one or two weeks; provided, that so long as the restricted period for LIBOR Loans described in Section 2.1(i) is in effect, availability of one and two week Interest Periods shall not be subject to funding availability), as designated by Borrower; provided that (a) the first day of each Interest Period must be a LIBOR Market Day, (b) any Interest Period that would otherwise end on a day that is not a LIBOR Market Day (other than an Interest Period of one or two weeks) shall be extended to the next succeeding LIBOR Market Day, unless such LIBOR Market Day falls in the next calendar month, in which case the LIBOR Period shall end on the next preceding LIBOR Market Day, and (c) no Interest Period with respect to a Line A Loan may extend beyond the Line A Maturity Date and no Interest Period with respect to a Line B Loan or a Line C Loan may extend beyond the Line B/C Maturity Date.

                  "Investment" means, with respect to any Person, any investment by that Person, whether by means of purchase or other acquisition of capital stock or other Securities of any other Person or by means of loan, advance, capital contribution, guarantee, or other debt or equity participation or interest in any other Person, including any partnership or joint venture interest in any other Person; provided that an Investment of a Person shall not include any trade or account receivable arising in the ordinary course of the business of such Person. The amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the market value of such Investment.

                  "Issuing Bank" means Bank of America and, with the consent of the subject Bank and the approval of the Administrative Agent, any other Bank as may be designated by Borrower from time to time.

                  "Joint Venture" means any joint venture or limited partnership
         (i) in which Borrower or any Domestic

         Subsidiary of Borrower is, with respect to any joint venture, a partner or, with respect to any limited partnership, the general partner, and
         (ii) which has at least one partner that is not an Affiliate of Borrower or any Subsidiary of Borrower.

                  "Joint Venturers" means, collectively, Borrower and certain pension funds or a joint venture comprised of such pension funds which are parties to the Land Fund Joint Venture.

                  "KBMHG" means Kaufman and Broad Multi-Housing Group, Inc., a Subsidiary of Borrower.

                  "Land Fund Joint Venture" means that certain land fund created by the Joint Venturers on or about August 30, 1989 for the purpose of acquiring unimproved real Property and processing it into legally sub-divided lots.

                  "Laws" means, collectively, all foreign, federal, state and local statutes, treaties, codes, ordinances, rules, regulations and controlling precedents of any Governmental Agency.

                  "Letters of Credit" means, collectively, the Line A Letters of Credit and the Line C Letters of Credit.

                  "Letter of Credit Usage" means, as of any date of determination, the aggregate undrawn face amount of outstanding Letters of Credit plus the aggregate amount of unreimbursed draws under Letters of Credit (that is, draws for which no Alternate Base Rate Loan was made pursuant to Section 2.5).

                  "LIBOR" means, for each LIBOR Loan, that rate per annum, determined solely by the Administrative Agent, pursuant to the following formula (with each component expressed as a decimal and rounded upward to the nearest 1/100 of 1%):

                London Interbank Offered Rate for that LIBOR Loan
                            1.00 - Reserve Percentage

                  "LIBOR Advance" means an Advance made by a Bank to fund its Pro Rata Share of a LIBOR Loan.

                  "LIBOR Lending Office" means, with respect to each Bank, its office, branch or affiliate identified on the signature page hereof as its LIBOR Lending Office or such other office, branch or affiliate as such Bank may hereafter designate as its LIBOR Lending Office by notice to Borrower and the Administrative Agent.

                  "LIBOR Loan" means a Loan made hereunder and designated or redesignated as a LIBOR Loan in accordance with Article 2.

                  "LIBOR Market" means the London, England market established by and among banks for the solicitation, offer and acceptance of Dollar deposits in such banks.

                  "LIBOR Market Day" means any Banking Day on which commercial banks are open for international business (including dealing in Dollar deposits) in London, England.

                  "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, affecting any Property, including any agreement to grant any of the foregoing (other than an agreement which gives to a Person the right to become equally and ratably secured with any other Person (other than the Administrative Agent and the Banks with respect to the Obligations) to whom a Lien is granted on any item of Property) any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of or agreement to give any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the Uniform Commercial Code or comparable Law of any jurisdiction with respect to any Property.

                  "Line A Banks" means any of the banks signatory to this Agreement as a "Line A Bank", their successors and permitted assigns.

                  "Line A Commitment" means, as of any date of determination, the amount of the "KBHC Commitment" then in effect pursuant to the Override Agreement.

                  "Line A Commitment Assignment and Acceptance" means a commitment assignment and acceptance prescribed by the Override Agreement.

                  "Line A Credit Rating Level" means, as of any date of determination, the credit rating level set forth below opposite the specified credit ratings of Borrower's senior long-term unsecured debt then in effect:

           Line A Credit
           Rating Level                       Credit Ratings
           ------------                       --------------

                I                             S&P BBB- or better or
                                              Moody's Baa 3 or better

               II                             S&P BB+ or
                                              Moody's Ba1

              III                             S&P BB or
                                              Moody's Ba2

               IV                             S&P BB- or
                                              Moody's Ba3

                V                             S&P B+ or
                                              Moody's B1

               VI                             S&P B or lower or
                                              Moody's B2 or lower

         Determination of the Line A Credit Rating Level shall be based on the lower of the credit ratings assigned by S&P and Moody's. For purposes of the foregoing, "S&P" means Standard & Poor's Rating Group, a division of McGraw Hill, Inc. (or a successor rating agency) and "Moody's" means Moody's Investors Service, Inc. (or a successor rating agency). The Line A Credit Rating Levels in effect as of any date shall be as set forth in the then most recent Officer's Certificate delivered to the Administrative Agent, attaching such evidence of the Line A Credit Ratings, as may be reasonably required by the Administrative Agent.

                  "Line A Financial Letter of Credit" means a Financial Letter of Credit issued under the Line A Commitment.

                  "Line A Letters of Credit" means, collectively, the Line A Financial Letters of Credit and the Line A Performance Letters of Credit.

                  "Line A Letter of Credit Usage" means Letter of Credit Usage with respect to Line A Letters of Credit.

                  "Line A Loan" means a Loan made by the Line A Banks under the Line A Commitment.

                  "Line A Majority Banks" means, as of any date of determination, Banks holding in the aggregate at least 51% of the principal Indebtedness then evidenced by the Line A Notes or, if there is then no such outstanding

         Indebtedness, Banks having in the aggregate at least a 51% Pro Rata Share of the Line A Commitment.

                  "Line A Maturity Date" means December 31, 1997.

                  "Line A Note" means any of the promissory notes issued by Borrower to each Line A Bank evidencing Advances by that Bank of its Pro Rata Share under the Line A Commitment substantially in the form of Exhibit B, either as originally executed or the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

                  "Line A Obligations" means the Obligations with respect to the Line A Provisions.

                  "Line A Performance Letter of Credit" means a Performance Letter of Credit issued under the Line A Commitment.

                  "Line A Provisions" means (a) all of the provisions of the Loan Documents relating to (or as related to) the Line A Commitment, the Line A Notes and the Line A Letters of Credit and (b) all of the representations, warranties, covenants, events of default and other provisions of the Loan Documents insofar as they are obligations of Borrower or any other Party running in favor of the Line A Banks.

                  "Line B Commitment" means, subject to Section 2.7, $110,000,000. The respective Pro-Rata Shares of the Line B/C Banks with respect to the Line B Commitment are set forth in Schedule 1.1.

                  "Line B Loan" means a Loan made by the Line B/C Banks under the Line B Commitment.

                  "Line B Note" means any of the promissory notes issued by Borrower to each Line B/C Bank evidencing Advances by that Bank of its Pro Rata Share under the Line B Commitment substantially in the form of Exhibit C, either as originally executed or the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

                  "Line B/C Banks" means any of the banks signatory to this Agreement as a "Line B/C Bank", their successors and permitted assigns.

                  "Line B/C Commitment Assignment and Acceptance" means a commitment assignment and acceptance in the form of Exhibit E.

                  "Line B/C Credit Rating Level" means, as of any date of determination, the credit rating level set forth below opposite the specified credit ratings of Borrower's senior long-term unsecured debt then in effect:


            Line B/C Credit
            Rating Level                              Credit Ratings
            ------------                              --------------

                 I                                    S&P BB or better or
                                                      Moody's Ba2 or better

                II                                    S&P BB- or
                                                      Moody's Ba3

               III                                    S&P B+ or
                                                      Moody's B1

                IV                                    S&P B or lower or
                                                      Moody's B2 or lower


         Determination of the Line B/C Credit Rating Level shall be based on the lower of the credit ratings assigned by S&P and Moody's. For purposes of the foregoing, "S&P" means Standard & Poor's Rating Group, a division of McGraw Hill, Inc. (or a successor rating agency) and "Moody's" means Moody's Investors Service, Inc. (or a successor rating agency). The Line B/C Credit Rating Levels in effect as of any date shall be as set forth in the then most recent Officer's Certificate delivered to the Administrative Agent, attaching such evidence of the Line B/C Credit Ratings, as may be reasonably required by then Administrative Agent.

                  "Line B/C Majority Banks" means, as of any date of determination, Banks holding in the aggregate at least 51% of the principal Indebtedness then evidenced by the Line B Notes and Line C Notes or, if there is then no such outstanding Indebtedness, Banks having in the aggregate at least a 51% Pro Rata Share of the Line C Commitment.

                  "Line B/C Maturity Date" means (a) February 28, 1997, (b) if Borrower has so elected in compliance with Section 3.1(e)(i), May 31, 1997 or (c) if Borrower has so elected in compliance with Section 3.1(e)(ii), August 31, 1997.

                  "Line B/C Obligations" means the Obligations with respect to the Line B/C Provisions.

                  "Line B/C Provisions" means (a) all of the provisions of the Loan Documents relating to (or as related to), the

         Line B Commitment, the Line B Notes, the Line C Commitment, the Line C Notes and the Line C Letters of Credit and (b) all of the representations, warranties, covenants, events of default and other provisions of the Loan Documents insofar as they are obligations of Borrower or any other Party running in favor of the Line B/C Banks.

                  "Line C Commitment" means, subject to Section 2.8, $20,000,000. The respective Pro Rata Shares of the Line B/C Banks with respect to the Line C Commitment are set forth in Schedule 1.1.

                  "Line C Financial Letter of Credit" means a Financial Letter of Credit issued under the Line C Commitment.

                  "Line C Letters of Credit" means, collectively, the Line C Financial Lettersof of Credit and the Line C Performance Letters of Credit.

                  "Line C Letter of Credit Usage" means Letter of Credit Usage with respect to Line C Letters of Credit.

                  "Line C Loan" means a Loan made by the Line B/C Banks under the Line C Commitment.

                  "Line C Note" means any of the promissory notes issued by Borrower to each Line B/C Bank evidencing Advances by that Bank of its Pro Rata Share under the Line C Commitment substantially in the form of Exhibit D, either as originally executed or the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

                  "Line C Performance Letter of Credit" means a Performance Letter of Credit issued under the Line C Commitment.

                  "Loan" means any of the groups of Advances made at any one time by the Line A Banks or the Line B/C Banks, as the case may be.

                  "Loan Documents" means, collectively, this Agreement, the Notes, the Subsidiary Guaranty, the Override Agreement and any other agreement or instrument that may hereafter be executed and delivered by Borrower or a Subsidiary of Borrower in favor of the Banks relating to or in furtherance of this Agreement.

                  "London Interbank Offered Rate" means (a) for each LIBOR Loan with an Interest Period of one month or more, the per annum rate (rounded upward to the nearest 1/100 of 1%), determined solely by the Administrative Agent, at which Bank of America's branch in London, England would offer deposits of Dollars in the LIBOR Market at or about 11:00 a.m., London time, on the day two LIBOR Market Days preceding the first day of the applicable Interest Period for approximately the same time period as the applicable Interest Period and in an amount approximately equal to Bank of America's Pro Rata Share of that LIBOR Loan and (b) for each LIBOR Loan with an Interest Period of one or two weeks, the rate per annum for such Interest Periods appearing on the Telerate Screen Page 3750 as of 11:00 a.m. London time on the day two LIBOR Market Days preceding the first day of the applicable Interest Period.

                  "Majority Banks" means (a) where used in any Loan Document with respect to a waiver or amendment of the Line A Provisions, or any consent or approval related thereto, or enforcement of any remedies with respect to the Line A Notes or Line A Letters of Credit, the Line A Majority Banks and (b) where used in any Loan Documents with respect to a waiver or amendment of the Line B/C Provisions, or any consent or approval related thereto, or enforcement of any remedies with respect to the Line B Notes, the Line C Notes or Line C Letters of Credit, the Line B/C Majority Banks.

                  "Managing Agents" means Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch and NationsBank of Texas, N.A. The Managing Agents shall have no duties under the Loan Documents beyond those of a Bank.

                  "Material Adverse Effect" means any circumstance or event, or any set of circumstances or events which, individually or when aggregated with any other circumstances or events, (a) has or probably will have any material adverse effect upon the validity or enforceability of any Loan Document, (b) is or probably will be material and adverse to the condition (financial or otherwise) or operations of Borrower and its Subsidiaries, taken as a whole, (c) materially impairs or probably will materially impair the ability of Borrower and its Subsidiaries, taken as a whole, to perform the Obligations or (d) were initiated or approved by Borrower or any of its Subsidiaries and which materially impairs or probably will materially impair the ability of the Banks to enforce any material legal remedy pursuant to the Loan Documents.

                  "Material KBMC Default" means an event which, with the giving of notice or passage of time or both, would become a Material KBMC Event of Default.

                  "Material KBMC Event of Default" means any "Event of Default" described in Section 11.1(a), 11.1(b) (but only to the extent the same relates to failure to comply with a covenant contained in Sections 10.1 through 10.23, inclusive, of the Mortgage Warehousing Agreement and, in the case of Sections 10.16, 10.19, 10.20 and 10.22, only to the extent the failure to comply has a Material Adverse Effect), 11.1(d) (but only to the extent that the misrepresentation therein described has a Material Adverse Effect) and 11.1(e) through 11.1(q), inclusive, of the Mortgage Warehousing Agreement.

                  "Model Homes" means housing units which have been completed, furnished and landscaped and are used in the marketing efforts with respect to a residential home project, provided that up to twenty percent (20%) of the total number of residential home projects may each have up to six units that may be considered Model Homes, and in all other residential home projects no more than four units shall be considered Model Homes.

                  "Mortgage Company" means Kaufman and Broad Mortgage Company, an Illinois corporation and a wholly owned
         Financial Subsidiary of Borrower.

                  "Mortgage Warehousing Agreement" means that certain Loan Agreement dated as of September 15, 1993 among Mortgage Company, the banks party thereto and Credit Lyonnais Los Angeles Branch, as agent for the banks, as heretofore amended as of November 21, 1994, as further amended as of the Amendment Effective Date and as the same may from time to time be amended or modified.

                  "Mortgage Warehousing Guaranty" means Borrower's Guaranty dated September 15, 1993, as amended or modified from time to time, of up to $30,000,000 of the obligations of Mortgage Company under the Mortgage Warehousing Agreement in the event of a "Delivery Failure", as defined in such Guaranty.

                  "Multiemployer Plan" means any employee benefit plan of a type described in Section 4001(a)(3) of ERISA.

                  "Net Cash Proceeds" means, with respect to any Asset Sale, the sum of (a) the gross cash consideration received by Borrower and its Domestic Subsidiaries in connection therewith plus (b) the aggregate cash payments received by Borrower and its Domestic Subsidiaries in respect of any promissory note or similar obligation received by Borrower and its Domestic Subsidiaries in connection therewith plus (c) the aggregate cash payments received by Borrower and its Domestic Subsidiaries in consideration of the disposition of any non-Cash asset received by Borrower or its Domestic Subsidiaries in connection therewith, net of (i) all transactional costs (legal, accounting, brokerage and the like) incurred by Borrower and its Domestic Subsidiaries in connection with such Asset Sale, (ii) any development or entitlement expenditures which Borrower or its Domestic Subsidiary is obligated to make with respect to the asset which is the subject of such Asset Sale, (iii) any federal and state income taxes payable by Borrower with respect to any gain realized on such Asset Sale and (iv) the amount of any obligation secured by a Lien on the asset which is the subject of such Asset Sale required by the purchaser thereof to be released as a condition of such Asset Sale. In determining Net Cash Proceeds where less than 100% of the sales price is received in cash at the time of the Asset Sale, Borrower shall reasonably estimate the deductions described in clauses (i), (ii),
         (iii) and (iv) and deduct from all cash as received the same proportion of such deductible amounts as the proportion which the cash received is of the sales price for the Asset Sale, subject to confirmation when all such cash has been received by Borrower or its Domestic Subsidiary.

                  "Net Orders" means, as of any date of determination, the number of items of housing inventory that are in the process of being sold and with respect to which a purchase contract has been signed, as reported in Borrower's filings with the Securities Exchange Commission.

                  "Net Realizable Value Adjustment" means the adjustment required pursuant to Generally Accepted Accounting Principles (including FAS 121 issued by the Financial Accounting Standards Board) to reflect a decrease in the book value of assets below their historical costs.

                  "Non-Recourse Indebtedness" means Indebtedness incurred in connection with the purchase or improvement of Property (a) that is secured solely by the Property purchased or improved, (b) with respect to which the holder of such Indebtedness has recourse only to such Property, and (c) that is otherwise non-recourse (whether by contract or under applicable Law) to any Person.

                  "Notes" means, collectively, the Line A Notes, the Line B Notes and the Line C Notes.

                  "Obligations" means all present and future obligations of every kind or nature of Borrower or any Party at any time and from time to time owed to the Administrative Agent or the Banks or any one or more of them under any one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues to the extent permitted by applicable Law after the commencement of any proceeding under any Debtor Relief Law by or against Borrower.

                  "Officer's Certificate" means, when used with reference to any Person, a certificate signed by a Senior Officer of such Person.

                  "Opinions of Counsel" means the favorable written legal opinions of (a) Davis, Polk & Wardwell, special counsel to Borrower, and (b) Barton P. Pachino, General Counsel of Borrower substantially in the form of Exhibits F-1 and F-2, respectively, together with copies of all factual certificates and legal opinions upon which such counsel has relied.

                  "Override Agents" means Bank of America National Trust and Savings Association and The First National Bank of Chicago, in their capacity as the Override Agents under the Override Agreement.

                  "Override Agreement" means that certain Amended And Restated Override Agreement dated of even date herewith among Borrower, Mortgage Company, the Override Agents and the Line A Banks, as the same may from time to time be amended or modified.

                  "Party" means any Person other than the Banks or the Agents which now or hereafter is a party to any of the Loan Documents.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto established under ERISA.

                  "Pension Plan" means any "employee pension benefit plan" (as such term is defined in ERISA) which is subject to Title IV of ERISA and which is maintained for employees of Borrower or any of its ERISA Affiliates.

                  "Performance Letter of Credit" means any standby letter of credit issued pursuant to this Agreement to assure completion of performance of a nonfinancial or commercial obligation of Borrower or any of its Subsidiaries.

                  "Permitted Encumbrances" means:

                           (a) inchoate Liens incident to construction or
                  maintenance of real property; or Liens incident to construction or maintenance of real property now or hereafter filed of record for which adequate reserves have been set aside and which are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no material property is subject to a material risk of loss or forfeiture;

                           (b) Liens for taxes and assessments on real property
                  which are not yet past due; or Liens for taxes and assessments on real property for which adequate reserves have been set aside and are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no material property is subject to a material risk of loss or forfeiture;

                           (c) minor defects and irregularities in title to any
                  real property which in the aggregate do not materially impair the fair market value or use of the real property for the purposes for which it is or may reasonably be expected to be held;

                           (d) easements, exceptions, reservations, or other
                  agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, utilities, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting real property, facilities, or equipment which in the aggregate do not materially burden or impair the fair market value or use of such property for the purposes for which it is or may reasonably be expected to be held;

                           (e) easements, exceptions, reservations, or other
                  agreements for the purpose of facilitating the joint or common use of property in a shopping center or similar real property project affecting real property which in the aggregate do not materially burden or impair the fair market value or use of such property for the purposes for which it is or may reasonably be expected to be held;

                           (f)      rights reserved to or vested in any
                  Governmental Agency to control or regulate the use of any real property;

                           (g) any obligations or duties affecting any real
                  property to any Governmental Agency with respect to any right, power, franchise, grant, license, or permit;

                           (h) present or future zoning laws and ordinances or
                  other laws and ordinances restricting the occupancy, use, or enjoyment of real property;

                           (i) statutory Liens, including warehouseman's liens,
                  other than those described in clauses (a) or (b) above, arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith, provided that, if delinquent, adequate reserves have been set aside with respect thereto and, by reason of nonpayment, no material property is subject to a material risk of loss or forfeiture;

                           (j) covenants, conditions, and restrictions affecting
                  the use of real property which in the aggregate do not materially impair the fair market value or use of the real property for the purposes for which it is or may reasonably be expected to be held;

                           (k) rights of tenants under leases and rental
                  agreements covering real property entered into in the ordinary course of business of the Person owning such real property;

                           (l) Liens consisting of pledges or deposits to secure
                  obligations under workers' compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

                           (m) Liens consisting of pledges or deposits of
                  property to secure performance in connection with operating leases made in the ordinary course of business to which the Borrower or a Subsidiary is a party as lessee, provided the aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed 25% of the annual fixed rentals payable under such lease;

                           (n) Liens consisting of deposits of property to
                  secure statutory obligations of the Borrower or a Subsidiary of Borrower in the ordinary course of its business; and

                           (o) Liens consisting of deposits of property to
                  secure (or in lieu of) surety, appeal or customs bonds in proceedings to which Borrower or a Subsidiary of Borrower is a party in the ordinary course of its business.

                  "Permitted Right of Others" means a Right of Others consisting of (a) an interest (other than a legal or equitable co-ownership interest, an option or right to acquire a legal or equitable co-ownership interest and any interest of a ground lessor under a ground lease), that does not materially impair the value or use of property for the purposes for which it is or may reasonably be expected to be held, (b) an option or right to acquire a Lien that would be a Permitted Encumbrance or (c) the reversionary interest of a landlord under a lease of Property.

                  "Person" means an individual, trustee, corporation, general partnership, limited partnership, joint stock company, trust, estate, unincorporated organization, union, tribe, business association or firm, joint venture, Governmental Agency, or other entity.

                  "Prior Loan Agreement" has the meaning set forth for that term in the Recitals hereto.

                  "Projections" means the financial projections of Borrower transmitted to the Banks by letter dated February 20, 1996, giving effect to the Rayco Acquisition and this Agreement.

                  "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "Pro-Rata Share" means (a) with respect to each Line A Bank, the percentage set forth opposite the name of that Bank on Schedule 1.1 to the Override Agreement and (b) with respect to each Line B/C Bank, the percentage set forth on Schedule 1.1 to this Agreement.

                  "Quarterly Payment Date" means March 31, 1996 and each June 30, September 30, December 31 and March 31, thereafter through and including the Line A Maturity Date.

                  "Rayco Acquisition" means the acquisition by Borrower of all of the partnership interests of Rayco, Ltd. and the capital stock of certain affiliated corporations pursuant to the Rayco Acquisition Agreement.

                  "Rayco Acquisition Agreement" means that certain Purchase Agreement dated as of January 22, 1996 among Borrower, the owners of the partnership interests of

         Rayco, Ltd., and the owners of the capital stock of the corporations affiliated with Rayco, Ltd.

                  "Recapture Gain" means any after tax gain realized by Borrower or any of its Domestic Subsidiaries upon the sale or other disposition of Domestic Unimproved Land which is a subject of the Contemplated Charge; provided that, for the purpose of calculating such gain, any amount expended by Borrower or its Domestic Subsidiaries to improve such Domestic Unimproved Land subsequent to the date of the Contemplated Charge shall be added to the book value of the Domestic Unimproved Land.

                  "Reference Rate" means the per annum rate of interest publicly announced from time to time by Bank of America at San Francisco, California, as its Reference Rate. The Reference Rate is set by Bank of America based on various factors, including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing loans. Bank of America may price loans at, above or below the Reference Rate. Any change in the Reference Rate shall take effect on the day specified in the public announcement of such change.

                  "Regulation D" means Regulation D, as at any time amended, of the Board of Governors of the Federal Reserve System or any other regulation in substance substituted therefor.

                  "Regulatory Development" means (a) any change in the Laws, (b) change in the application of any existing Laws or the interpretation thereof by any Governmental Agency or central bank or comparable authority (whether or not having the force of Law), or (c) compliance by any Bank with any request or directive (whether or not having the force of Law) of any Governmental Agency or central bank or comparable authority.

                  "Request for Letter of Credit" means a written request for the issuance of a Letter of Credit signed by a Responsible Official of Borrower, substantially in the form of Exhibit G.

                  "Request for Loan" means a request for a Loan signed by a Responsible Official of Borrower, substantially in the form of Exhibit H.

                  "Request for Redesignation of Loans" means a written request for redesignation of Loans signed by a Responsible Official of Borrower, substantially in the form of Exhibit I.

                  "Requirement of Law" means, as to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, any Law or any judgment, award, decree, writ or determination of, or any consent or similar agreement with, a Governmental Agency, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

                  "Reserve Percentage" means, for each LIBOR Loan, the total of the maximum reserve percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in Regulation D. The Reserve Percentage shall be expressed in decimal form and rounded upward, if necessary, to the nearest 1/100th of one percent, and shall include marginal, emergency, supplemental, special and other reserve percentages. The Reserve Percentage shall be determined solely by the Administrative Agent, which determination shall be conclusive absent manifest error.

                  "Responsible Official" means (a) when used with reference to a Person other than an individual, any corporate officer of such Person, general partner of such Person, corporate officer of a corporate general partner of such Person, or corporate officer of a corporate general partner of a partnership that is a general partner of such Person, or any other responsible official thereof duly acting on behalf thereof, and (b) when used with reference to a Person who is an individual, such Person. Any document or certificate hereunder that is signed or executed by a Responsible Official of a Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of that Person.

                  "Right of Others" means, with respect to any Property in which a Person has an interest, (a) any legal or equitable claim or other interest (other than a Lien) in or with respect to that Property held by any other Person, and (b) any option or right held by any other Person to acquire any such claim or other interest (including a Lien).

                  "Securities" means any capital stock, share, voting trust certificate, bonds, debentures, notes or other evidences of indebtedness, limited partnership interests, or any warrant, option or other right to purchase or acquire any of the foregoing.

                  "Senior Officer" means the (a) chief executive officer, (b) chief operating officer, (c) chief financial officer, or (d) treasurer, in each case whatever the title nomenclature may be, of the Person designated.

                  "Shareholders' Equity" means, as of any date of determination, shareholders' equity as of that date determined in accordance with Generally Accepted Accounting Principles; provided that there shall be excluded from Shareholders' Equity any amount attributable to capital stock that is, directly or indirectly, required to be redeemed or repurchased by the issuer thereof prior to the date which is one year after the Maturity Date or upon the occurrence of specified events or at the election of the holder thereof.

                  "Significant Subsidiary" means, as of the Amendment Effective Date, those Subsidiaries of Borrower identified as such in Schedule 4.4 and, as of any other date of determination, any Subsidiary of Borrower (other than a Joint Venture) with respect to which any of the following conditions is met:

                           (a) the aggregate book value of all Investments of
                  Borrower and its Subsidiaries in such Subsidiary exceeds 5% of the consolidated total assets (other than assets of Financial Subsidiaries) of Borrower and its Subsidiaries as of such date; or

                           (b) the proportionate share of Borrower and its
                  Subsidiaries in the total assets of such Subsidiary (after intercompany eliminations) exceeds 5% of the consolidated total assets (other than assets of Financial Subsidiaries) of Borrower and its Subsidiaries as of such date; or

                           (c) the equity of Borrower and its Subsidiaries in
                  the net income of such Subsidiary (before income taxes, extraordinary items and cumulative effect of a change in accounting principles) as of the end of the most recently ended fiscal year or years of such Subsidiary exceeds the greater of (i) an amount equal to 5% of the consolidated net income of Borrower and its Subsidiaries (computed as aforesaid) as of the end of the most recent Fiscal Year ended prior to such date or (ii) $3,000,000.

                  "Subordinated Obligations" means, collectively, all obligations of Borrower or any of its Subsidiaries that (a) do not provide for any payment of principal, any sinking fund payment or any scheduled redemption prior to the Line A Maturity Date, (b) are expressly subordinated to the Obligations by a written instrument containing subordination and related provisions (including interest payment blockage, standstill and related provisions) not materially less favorable to the Banks in any respect whatsoever from those applicable to Borrower's 9-3/8% Senior Subordinated Notes due 2003 (the "Subordinated Notes") (or such other subordination and related provisions as may be approved in writing by Both Majority Banks), (c) are subject to financial covenants not materially more burdensome to Borrower in any respect than those applicable to the Subordinated Notes, except such covenants as may be approved in writing by Both Majority Banks and (d) are subject to other covenants (other than the covenant to pay interest) and events of default which in the aggregate are not materially more burdensome to Borrower than those applicable to the Subordinated Notes, except such covenants or events of default as may be approved in writing by Both Majority Banks.

                  "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership or joint venture whether now existing or hereafter organized or acquired: (a) in the case of a corporation or limited liability company, of which securities having a majority of the ordinary voting power for the election of the board of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person or (b) in the case of a partnership, joint venture or other business entity, in which such Person or a Subsidiary of such Person is a general partner, or (c) in the case of a partnership, joint venture or other business entity which would qualify as a Foreign Subsidiary, in which such Person or a Subsidiary of such Person owns an equity interest of more than 50%, provided that the Land Fund Joint Venture shall not be a Subsidiary so long as each of the following conditions remains satisfied: (1) all real Property purchased by the Land Fund Joint Venture shall be located within the state of California, (2) the aggregate amount of Borrower's Investment in the Land Fund Joint Venture shall not exceed the lesser of $15,000,000 or 10% of the total capitalization of the Land Fund Joint Venture, (3) the Land Fund Joint Venture shall not create, incur, assume or suffer to exist any Indebtedness other than Non-Recourse Indebtedness, (4) the aggregate outstanding principal amount of Non-Recourse Indebtedness of the Land Fund Joint Venture (other than to Joint Venturers as defined below) shall not exceed an amount equal to 50% of its total capitalization, and (5) Borrower shall not be liable in any capacity for any amount in excess of its Investment in the Land Fund Joint Venture.

                  "Subsidiary Guaranty" means the guaranty of the Obligations executed by each Guarantor Subsidiary of Borrower substantially in the form of Exhibit J, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

                  "Swap Agreement" means one or more written agreements between Borrower and one or more financial institutions providing for "swap", "cap", "collar" or other interest rate protection with respect to any Indebtedness.

                  "Tangible Net Worth" means, with respect to any Person and as of any date of determination, the Shareholders' Equity of that Person on that date minus all Intangible Assets of that Person on that date.

                  "Termination Event" means (a) a "reportable event" as defined in Section 4043 of ERISA (other than a "reportable event" that is not subject to the provision for 30 day notice to the PBGC), (b) the withdrawal of Borrower or any of its ERISA Affiliates from a Pension Plan during any plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Pension Plan or the treatment of an amendment to a Pension Plan as a termination thereof pursuant to Section 4041 of ERISA, other than pursuant to Section 4041(b) of ERISA, (d) the institution of proceedings to terminate a Pension Plan by the PBGC or
         (e) any other event or condition which might reasonably be expected to constitute grounds under ERISA for the termination of, or the apportionment of a trustee to administer, any Pension Plan.

                  "to the best knowledge of" means, when modifying a representation, warranty or other statement of any Person, that such representation, warranty or statement is a representation, warranty or statement that (a) the Person making it has no actual knowledge of the inaccuracy of the matters therein stated and (b) assuming the exercise by the Person making it of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable Person would have done under similar circumstances), the Person making it would have no actual knowledge of the inaccuracy of the matters therein stated. Where the Person making the representation, warranty or statement is not a natural Person, the aforesaid actual or constructive knowledge shall be that of any Senior Officer of that Person.

         1.2 Use of Defined Terms. Any defined term used in the plural preceded by the definite article shall be taken to encompass all members of the relevant class. Any defined term used in the singular preceded by "any" shall be taken to indicate any number of the members of the relevant class.

         1.3 Accounting Terms. All accounting terms not specifically defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, Generally Accepted Accounting Principles, consistently applied, except as otherwise specifically prescribed herein. In the event that Generally Accepted Accounting Principles change during the term of this Agreement such that the financial covenants contained in Sections 6.4, 6.7, 6.8, 6.9, 6.10, 6.11, 6.12, 6.13, 6.14, 6.18, 6.19, and 6.20 would then be calculated in a different manner or with different components or would render the same not meaningful criteria for evaluating Borrower's financial condition, (a) Borrower and the Banks agree to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrower's financial condition to substantially the same criteria as were effective prior to such change in Generally Accepted Accounting Principles and (b) Borrower shall be deemed to be in compliance with the financial covenants contained in such Sections during the 90 day period following such change in Generally Accepted Accounting Principles if and to the extent that Borrower would have been in compliance therewith under Generally Accepted Accounting Principles as in effect immediately prior to such change.

         1.4 Rounding. Any financial ratios required to be maintained by Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

         1.5 Miscellaneous Terms. The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Masculine terms also apply to females; feminine terms also apply to males. The term "including" is by way of example and not limitation.

         1.6 Exhibits and Schedules. All Exhibits and Schedules to this Agreement, either as originally existing or as the same may from time to time be supplemented, modified, or amended, are incorporated herein by reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

         1.7 References to "Borrower and its Subsidiaries". Any reference herein to "Borrower and its Subsidiaries" or the like shall refer solely to Borrower during such times, if any, as Borrower shall have no Subsidiaries.

                                    ARTICLE 2
                                      LOANS

         2.1  Loans-General.

                  (a) Subject to the terms and conditions set forth in this Agreement (including Section 8.2) and the Override Agreement, at any time and from time to time from the Amendment Effective Date through the Banking Day immediately preceding the Line A Maturity Date, each Line A Bank shall, pro rata according to that Bank's Pro Rata Share of the Line A Commitment then in effect, make Advances to Borrower under the Line A Commitment in such amounts as Borrower may request; provided that (i) after giving effect to such Advance, the aggregate outstanding principal of the Line A Loans evidenced by that Bank's Line A Note plus that Bank's Pro Rata Share of the Line A Letter of Credit Usage shall not exceed that Bank's Pro Rata Share of the Line A Commitment and (ii) no Advance under the Line A Commitment may be made if, giving effect thereto and the application of proceeds therefrom, there is any Line C Loan outstanding. Subject to the limitations set forth herein, Borrower may borrow, repay and reborrow under this Section 2.1(a) without premium or penalty.

                  (b) Subject to the terms and conditions set forth in this Agreement (including Section 8.2), at any time from the Amendment Effective Date through April 15, 1996, each Line B/C Bank shall, pro rata according to that Bank's Pro Rata Share of the Line B Commitment then in effect, make Advances to Borrower under the Line B Commitment in such amounts as Borrower may request; provided that (i) after giving effect to such Advance, the aggregate outstanding principal of the Line B Loans evidenced by that Bank's Line B Note shall not exceed that Bank's Pro Rata Share of the Line B Commitment and (ii) Borrower may only request two (2) Line B Loans. Borrower may not repay and reborrow under this Section 2.1(b).

                  (c) Subject to the terms and conditions set forth in this Agreement (including Section 8.2), at any time and from time to time from the Amendment Effective Date through the Banking Day immediately preceding the Line C Maturity Date, each Line B/C Bank shall, pro rata according to that Bank's Pro Rata Share of the Line C

         Commitment then in effect, make Advances to Borrower under the Line C Commitment in such amounts as Borrower may request; provided that (i) on that date there is no unused availability under the Line A Commitment and (ii) after giving effect to such Advance, the aggregate outstanding principal of the Line C Loans evidenced by that Bank's Line C Note plus that Bank's Pro Rata Share of the Line C Letter of Credit Usage shall not exceed that Bank's Pro Rata Share of the Line C Commitment. Subject to the limitations set forth herein, Borrower may borrow, repay and reborrow under this Section 2.1(c) without premium or penalty.

                  (d) Subject to the next sentence and to Section 2.5(d), each Loan shall be made pursuant to a Request for Loan which shall specify whether such Loan is to be a Line A Loan, a Line B Loan or a Line C Loan and the requested (i) date of such Loan, (ii) type of Loan, (iii) amount of such Loan, and (iv) in the case of a LIBOR Loan, Interest Period for such Loan. Unless the Administrative Agent, in its sole and absolute discretion, has notified Borrower to the contrary, each Loan shall be requested by telephone (promptly confirmed in writing) or telecopier by a Responsible Official of Borrower, and Borrower shall confirm such request by promptly mailing a Request for Loan conforming to the preceding sentence to the Administrative Agent.

                  (e) Promptly following receipt of a Request for Loan, the Administrative Agent shall notify each Line A Bank or Line B/C Bank (as applicable) by telephone, tele-copier or telex of the date and type of the Loan, the applicable Interest Period in the case of an LIBOR Loan, and that Bank's Pro Rata Share of the Loan. Not later than 11:00 a.m., San Francisco time, on the date specified for any Loan, each Bank shall make its Pro-Rata Share of the Loan in immediately available funds available to the Administrative Agent at the Administrative Agent's Office. Upon fulfillment of the applicable conditions set forth in
         Article 8, all Advances shall be credited in immediately available funds to the Designated Deposit Account.

                  (f) The principal amount of each Loan shall be an integral multiple of $1,000,000 and shall be in an amount not less than (i) $1,000,000 if such Loan is an Alternate Base Rate Loan, (ii) $10,000,000 if such Loan is a Line A Loan or a Line B Loan that is a LIBOR Loan and (iii) $5,000,000 if such Loan is a LIBOR Loan that is a Line C Loan.

                  (g) A Request for Loan shall be irrevocable upon the Administrative Agent's first notification thereof. The obligation of each Bank to make any Advance is several, and not joint or joint and several, and is not conditioned upon the performance by any other Bank of its obligation to make Advances. The failure by any Bank to perform its obligation to make any Advance will not increase the obligation of any other Bank to make Advances.

                  (h) Borrower may redesignate an Alternate Base Rate Loan as a LIBOR Loan, or a LIBOR Loan as an Alternate Base Rate Loan or a LIBOR Loan with a new Interest Period, by delivering a Request for Redesignation to the Administrative Agent, within the time periods and pursuant to the conditions set forth in Section 2.1(d), 2.2 or 2.3, as applicable, and elsewhere in this Agreement (including Section 8.3). If no Request for Redesignation (or telephonic or other request referred to in the second sentence of Section 2.1(d), if applicable) has been made prior to the last day of the Interest Period for an outstanding LIBOR Loan within the requisite notice periods set forth in Section 2.3, then Borrower shall be deemed to have requested that such LIBOR Loan be redesignated as an Alternate Base Rate Loan.

                  (i) Notwithstanding anything contained in this Section or
         Section 2.3, Borrower may not request a LIBOR Loan that is a Line B Loan or a Line C Loan with an Interest Period in excess of one week or two weeks prior to the earlier of (A) the date upon which the Co-Syndication Agents notify the Administrative Agent and Borrower that the primary syndication of the Line B Commitment and Line C Commitment has been completed or (B) the sixtieth (60th) day after the Amendment Effective Date.

         2.2 Alternate Base Rate Loans. Each request by Borrower for an Alternate Base Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of Section 2.1(d), if applicable) received by the Administrative Agent, at the Administrative Agent's Office, not later than 9:00 a.m., San
Francisco time, on the Banking Day on which the requested
Alternate Base Rate Loan is to be made.  The Administrative
Agent shall notify each Bank of a request for an Alternate Base Rate Loan as soon as practicable after receipt of the same. All Loans shall constitute Alternate Base Rate Loans unless properly designated as LIBOR Loans pursuant to
Section 2.3.

         2.3  LIBOR Loans.

                  (a) Each request by Borrower for a LIBOR Loan shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of Section 2.1(d), if applicable) received by the Administrative Agent, at the Administrative Agent's Office, not later than 9:00 a.m., San Francisco time, at least three (3) LIBOR Market Days before the first day of the applicable Interest Period. The Administrative Agent shall notify each Bank of a request for a LIBOR Loan as soon as practicable after receipt of the same.

                  (b) At or about 10:00 a.m., San Francisco time, two (2) LIBOR Market Days before the first day of the applicable Interest Period, the Administrative Agent shall determine the applicable LIBOR (which determination shall be conclusive in the absence of manifest error) and promptly shall give notice of the same to Borrower and the Banks by telephone, telecopier or telex.

                  (c) No more than ten (10) LIBOR Loans may be outstanding at any particular time.

                  (d) Unless the Majority Banks otherwise consent, no LIBOR Loan may be requested during the continuance of an Event of Default.

         2.4 Notes. The Advances made by each Line A Bank under the Line A Commitment shall be evidenced by that Bank's Line A Note, the Advances made by each Line B/C Bank under the Line B Commitment shall be evidenced by that Bank's Line B Note and the Advances made by each Line B/C Bank under the Line C Commitment shall be evidenced by that Bank's Line C Note.

         2.5  Letters of Credit.

                  (a) Subject to the terms and conditions of this Agreement (including Section 8.4) and the Override Agreement, Borrower may request from time to time during the period from the Amendment Effective Date through the day prior to the Line A Maturity Date that an Issuing Bank issue Line A Letters of Credit for the account of Borrower, and each Issuing Bank agrees to issue for the account of Borrower one or more Line A Letters of Credit, provided that (i) Borrower shall not request that an Issuing Bank issue any Line A Letter of Credit if, after giving effect to such issuance, the aggregate outstanding principal of the Line A Loans evidenced by the Line A Notes plus the Line A Letter of Credit Usage exceeds the Line A Commitment,
         (ii) Borrower shall not request that an Issuing Bank issue any Line A Letter of Credit if Borrower would not be in compliance with Sections
         6.13 and 6.14, (iii) in no event shall an Issuing Bank issue any Line A Letter of Credit having an expiration date after the Line A Maturity Date, (iv) the Borrower shall not request any Line A Financial Letter of Credit or Line A

         Performance Letter of Credit if, after giving effect to such issuance, the Line A Letter of Credit Usage with respect to Line A Financial Letters of Credit and Line A Performance Letters of Credit would exceed $50,000,000 or any limit established by Law after the Amendment Effective Date on that Issuing Bank's ability to issue the requested Letter of Credit at any time, and (v) prior to the issuance of any Letter of Credit the Issuing Bank shall request confirmation by telephone from the Administrative Agent that such Letter of Credit may be issued. Notwithstanding the foregoing, the Issuing Bank shall not be obligated to issue a Letter of Credit if, on or prior to the Banking Day immediately preceding the issuance thereof any Bank has notified the Issuing Bank in writing that the conditions set forth in Section
         8.4 have not been satisfied with respect to the issuance of such Letter of Credit.

                  (b) Subject to the terms and conditions of this Agreement (including Section 8.4), Borrower may request from time to time during the period from the Amendment Effective Date through the day prior to the Line B/C Maturity Date that an Issuing Bank issue Line C Letters of Credit for the account of Borrower, and each Issuing Bank agrees to issue for the account of Borrower one or more Line C Letters of Credit, provided that (i) Borrower shall not request that an Issuing Bank issue any Line C Letter of Credit if, after giving effect to such issuance, the aggregate outstanding principal of the Line C Loans evidenced by the Line C Notes plus the Line C Letter of Credit Usage exceeds the Line C Commitment, (ii) Borrower shall not request that an Issuing Bank issue any Line C Letter of Credit if Borrower would not be in compliance with Sections 6.13 and 6.14, (iii) in no event shall an Issuing Bank issue any Line C Letter of Credit having an expiration date after the Line B/C Maturity Date, (iv) the Borrower shall not request any Line C Financial Letter of Credit or Line C Performance Letter of Credit if, after giving effect to such issuance, the Line C Letter of Credit Usage with respect to Line C Financial Letters of Credit and Performance Letters of Credit would exceed $5,000,000 or any limit established by Law after the Amendment Effective Date on that Issuing Bank's ability to issue the requested Line C Letter of Credit at any time, and (v) prior to the issuance of any Letter of Credit the Issuing Bank shall request confirmation by telephone from the Administrative Agent that such Letter of Credit may be issued. Notwithstanding the foregoing, the Issuing Bank shall not be obligated to issue a Letter of Credit if, on or prior to the Banking Day immediately preceding the issuance thereof any Bank has notified the Issuing Bank in writing that the conditions set forth in Section 8.4 have not been satisfied with respect to the issuance of such Letter of Credit.

                  (c) Whenever Borrower requests that an Issuing Bank issue a Letter of Credit it shall deliver to such Issuing Bank (with a copy to the Administrative Agent) (i) an executed application for such Letter of Credit in the form customarily required by the Issuing Bank and a Request for Letter of Credit by 10:00 a.m., San Francisco time, at least three (3) Banking Days prior to the proposed date of issuance, provided that the Issuing Bank shall use its best efforts to issue the proposed Letter of Credit within two Banking Days after receipt of such request, and (ii) the form of the Letter of Credit requested, together with such other information or materials as the Issuing Bank may reasonably request with respect to such Letter of Credit. The Administrative Agent shall promptly thereafter notify each of the Line A Banks or the Line B/C Banks, as applicable, of the contents of such Request for Letter of Credit and proposed form of Letter of Credit. Prior to the issuance of any Letter of Credit, the Issuing Bank shall confirm by telephone with the Administrative Agent that, giving effect to the issuance of such Letter of Credit, the limitations set forth in
         Section 2.5(a) or 2.5(b), as applicable, have been satisfied.

                  (d) Each Issuing Bank shall notify the Administrative Agent and Borrower of each issuance or amendment of any Letter of Credit issued by it on the Banking Day upon which such issuance or amendment occurs. Such notice shall indicate whether such Letter of Credit is, in the reasonable determination of the Issuing Bank (which determination shall be conclusive absent manifest error), a Financial Letter of Credit or a Performance Letter of Credit. Upon the issuance of a Line A Letter of Credit, each Line A Bank (other than the respective Issuing Bank and any Bank that has notified the Issuing Bank pursuant to the last sentence of Section 2.5(a) with respect to such Letter of Credit) shall be deemed to have purchased a pro rata participation from the Issuing Bank in an amount equal to that Bank's Pro Rata Share, of the face amount of such Line A Letter of Credit. Upon the issuance of a Line C Letter of Credit, each Line B/C Bank (other than the respective Issuing Bank and any Bank that has notified the Issuing Bank pursuant to the last sentence of Section 2.5(b) with respect to such Letter of Credit) shall be deemed to have purchased a pro rata participation from the Issuing Bank in an amount equal to that Bank's Pro Rata Share, of the face amount of such Line C Letter of Credit. Without limiting the scope and nature of each such Bank's participation in any Letter of Credit, to the extent that the Issuing Bank has not been reimbursed for any payment required to be made by the Issuing Bank under any Letter of Credit by the Banks through the making of an Alternative Base Rate Loan in accordance with Section 2.5(e) or by the Borrower in accordance with
         Section 2.5(f), each such Bank shall, according to its Pro Rata Share, immediately reimburse the Issuing Bank upon demand for the amount of such payment. If any Bank fails to reimburse the Issuing Bank in the manner required by this Section on the same day upon which the related payment has been made by the Issuing Bank, that Bank shall also pay interest to the Issuing Bank on the amount of such reimbursement obligations at the Federal Funds Rate for the first two days after payment has been made by the Issuing Bank and at a rate equal to the sum of the Federal Funds Rate plus 2% from and after the third day after the date such payment was made (which interest shall not be for the account of or otherwise reimbursable by Borrower). The obligation of each such Bank to so reimburse the Issuing Bank shall be absolute and unconditional and shall not be affected by (i) the occurrence of an Event of Default or a Default, (ii) any set-off, counterclaim, defense or other right that such Bank or Borrower may have against the Issuing Bank, Borrower or any other Person, (iii) any adverse change in the condition (financial or otherwise) of Borrower or (iv) any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of Borrower to reimburse the Issuing Bank under any Letter of Credit together with interest as hereinafter provided.

                  (e) The Issuing Bank shall provide notice to Borrower and the Administrative Agent of the amount of each demand for a draw under any Letter of Credit and, where practicable, such notice may be provided on the Banking Day immediately preceding the Banking Day of an expected payment. If all of the limitations and requirements set forth in this Agreement with respect to the making of an Alternate Base Rate Loan (except the requirement that a Request for Loan be made as and when specified herein) have been satisfied then the Line A Banks or the Line B/C Banks (as applicable) shall be obligated to make an Alternate Base Rate Loan to Borrower (without notice to or the consent of the Borrower) under the Line A Commitment or Line C Commitment (as applicable) in an aggregate amount equal to the amount paid by the Issuing Bank on the related Letter of Credit. The Administrative Agent shall thereupon promptly provide notice of such payment under the Letter of Credit to the Banks, and within one Banking Day after such notice from the Administrative Agent, each Line A Bank or Line B/C Bank (as applicable) shall make its Pro Rata Share of the Alternate Base Rate Loan made by the Issuing Bank (plus interest at the Federal Funds Rate for the first two days after the date payment has been made by the Issuing Bank and at a rate equal to the sum of the Federal Funds Rate plus 2% from and after the third day after the date such payment has been made by he Issuing Bank, which interest shall not be for the account of or otherwise reimbursable by Borrower) available to the Administrative Agent for the account of the Issuing Bank in immediately available funds, and such funds shall collectively constitute the aforementioned Alternate Base Rate Loan, the proceeds of which shall be paid to the Issuing Bank to reimburse it for the payment made by it under the Letter of Credit.

                           (f) In the event that not all of the limitations and requirements set forth in this Agreement with respect to the making of an Alternative Base Rate Loan (other than the requirement that a Request for Loan be made as and when specified herein) have been satisfied, then Borrower agrees to pay to the Issuing Bank an amount equal to the amount of the applicable demand for a draw under a Letter of Credit (i) on the same Banking Day any payment is made, if the Issuing Bank notifies Borrower of such payment prior to 12:00 p.m., San Francisco time, on the Banking Day immediately preceding the Banking Day upon which such payment is to be made or (ii) on the Banking Day immediately following the Banking Day of the payment, if later notice is given. The principal amount of any such payment made by Borrower to the Issuing Bank shall be used to reimburse the Issuing Bank for the payment made by it under the Letter of Credit. In the event that Borrower does not make such payment when due, Borrower shall also pay interest to the Administrative Agent for the account of the Line A Banks or Line B/C Banks (as applicable) on such amount from the date of any payment to, but not including, the date of payment by Borrower at the rate provided for in Section 3.7; provided that not less than one day's interest shall be due. Each Bank that has reimbursed the Issuing Bank pursuant to this Section 2.5(f) in accordance with its Pro Rata Share of any payment made by the Issuing Bank under a Letter of Credit shall thereupon acquire a pro rata participation, to the extent of such reimbursement, in the claim of the Issuing Bank against Borrower under this Section 2.5(f).

                  (g) Borrower agrees to pay to the Administrative Agent (which shall promptly pay the same to the Banks or the respective Issuing Bank, as the case may be), (i) for the account of the Line A Banks (other than a Bank that has notified the Issuing Bank pursuant to the last sentence of Section 2.5(a) with respect to such Letter of Credit) with respect to each Line A Letter of Credit (whether a Financial Letter of Credit or a Performance

         Letter of Credit), a per annum letter of credit fee in an amount equal to the Line A Applicable Letter of Credit Fee times the face amount of such Line A Letter of Credit (including increases in the undrawn face amount thereof) for the term of such Line A Letter of Credit, and (ii) for the account of the applicable Issuing Bank with respect to each Line A Letter of Credit (whether a Financial Letter of Credit or a Performance Letter of Credit), an issuance fee in an amount equal to the greater of $500 or one eighth percent (1/8%) per annum times the face amount of such Line A Letter of Credit (including increases in the undrawn face amount thereof) for the term of such Line A Letter of Credit, together with such Issuing Bank's standard charges and out-of-pocket costs in connection with such issuance. Borrower agrees to pay to the Administrative Agent (which shall promptly pay the same to the Line B/C Banks or the respective Issuing Bank, as the case may
         be), (i) for the account of the Line B/C Banks (other than a Bank that has notified the Issuing Bank pursuant to the last sentence of Section 2.5(b) with respect to such Line C Letter of Credit) with respect to each Line C Letter of Credit (whether a Financial Letter of Credit or a Performance Letter of Credit), a per annum letter of credit fee in an amount equal to the Line C Applicable Letter of Credit Fee times the face amount of such Line C Letter of Credit (including increases in the undrawn face amount thereof) for the term of such Line C Letter of Credit, and (ii) for the account of the applicable Issuing Bank with respect to each Line C Letter of Credit (whether a Financial Letter of Credit or a Performance Letter of Credit), an issuance fee in an amount equal to the greater of $500 or one eighth percent (1/8%) per annum times the face amount of such Line C Letter of Credit (including increases in the undrawn face amount thereof) for the term of such Line C Letter of Credit, together with such Issuing Bank's standard charges and out-of-pocket costs in connection with such issuance. The letter of credit fees for each Letter of Credit are payable in advance for each six month period (or portion thereof) during the term of the applicable Letter of Credit, on the issuance date and on each six month anniversary thereof during the term the applicable Letter of Credit is outstanding. In the event a Letter of Credit is cancelled or terminated prior to its original expiration date, the fee provided for in clause
         (i) of the first and second sentences in this subsection (g) shall be refundable by the Banks on a pro rata basis over the period such Letter of Credit will no longer be outstanding, and one-half of the issuance fee referred to in clause (ii) of the first and second sentences in this subsection (g) shall be refundable by the Issuing Bank over the period such Letter of Credit will no longer be outstanding (and the balance will be non-refundable).

                  (h) The obligation of Borrower to reimburse each Issuing Bank for drawings or payments made under each Letter of Credit shall be unconditional and irrevocable. Without limiting the foregoing, such obligation of Borrower shall not be affected by any of the following circumstances:

                           (A) any lack of validity or enforceability of the Letter of Credit, this Agreement, or any letter of credit application or other agreement or instrument relating thereto;

                           (B) compliance by the Issuing Bank with any amendment or waiver of or any consent to departure from the Letter of Credit, this Agreement or any letter of credit application or other agreement or instrument relating thereto previously approved by Borrower pursuant to Section 2.5(c);

                           (C) the existence of any claim, setoff, defense, or other rights which Borrower may have at any time against any Bank, any beneficiary of the Letter of Credit (or any Persons for whom any such beneficiary may be acting) or any other Person, whether in connection with the Letter of Credit, this Agreement, or any letter of credit application or other agreement or instrument relating thereto, or any unrelated transactions;

                           (D) any demand, statement, or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever so long as any such document appeared to comply with the terms of the Letter of Credit;

                           (E) the solvency or financial responsibility of any party issuing any documents in connection with a Letter of Credit;

                           (F) any failure or delay in notice of shipments or arrival of any property;

                           (G) any error in the transmission of any message relating to a Letter of Credit not caused by the Issuing Bank, or any delay or interruption in any such message;

                           (H) any error, neglect or default of any correspondent of any Bank in connection with a Letter of Credit;

                           (I) any consequence arising from acts of God, war, insurrection, disturbances, labor disputes, emergency conditions or other causes beyond the control of the Banks;

                           (J) the form, accuracy, genuineness or legal effect of any contract or document referred to in any document submitted to the Issuing Bank in connection with a Letter of Credit so long as the Issuing Bank in good faith determines that the draft or document appears to comply with the terms of the Letter of Credit; and

                           (K) where the Issuing Bank has acted in good faith and without gross negligence and observed general banking usage, any other circumstance whatsoever. IN DETERMINING WHETHER TO PAY UNDER ANY LETTER OF CREDIT, THE ISSUING BANK SHALL BE RESPONSIBLE ONLY TO DETERMINE THAT THE DOCUMENTS AND CERTIFICATES REQUIRED TO BE DELIVERED UNDER THAT LETTER OF CREDIT HAVE BEEN DELIVERED AND THAT THEY COMPLY ON THEIR FACE WITH THE REQUIREMENTS OF THAT LETTER OF CREDIT AND THE ISSUING BANK SHALL OBTAIN THE CONSENT OF THE BORROWER PRIOR TO MAKING ANY PAYMENT WITH RESPECT TO ANY DOCUMENT OR CERTIFICATE WHICH DOES NOT SO COMPLY ON ITS FACE.

                  (i) Each Issuing Bank shall be entitled to the protections accorded to the Administrative Agent pursuant to Article 10, mutatis mutandis.

         2.6 Voluntary Reduction of Line A Commitment. Borrower shall have the right, at any time and from time to time, without penalty or charge, voluntarily to reduce or terminate all or a portion of any of the unused Line A Commitment, on the terms and conditions set forth in Section 2.4 of the Override Agreement. Borrower shall pay to the Administrative Agent on the date of such termination all commitment fees which have accrued to such date in respect of the terminated portion of the Line A Commitment.

         2.7 Termination of Line B Commitment. Any unused portion of the Line B Commitment shall automatically terminate at the close of business on April 15, 1996.

         2.8 Voluntary Reduction of Line C Commitment. Borrower shall have the right, at any time and from time to time, without penalty or charge, upon at least five (5) Banking Days' prior written notice to the Administrative Agent, voluntarily to reduce, permanently and irrevocably, in aggregate principal amounts in an integral multiple of $1,000,000 but not less than $5,000,000, or to terminate, all or a portion of the unused Line C Commitment.

         2.9 Administrative Agent's Right to Assume Funds Available. Unless the Administrative Agent shall have been notified by any Bank at least two hours prior to the funding by the Administrative Agent of any Loan that such Bank does not intend to make available to the Administrative Agent such Bank's Pro Rata Share of such Loan, the Administrative Agent may, in its discretion (but shall not be so obligated), assume that such Bank has made such amount available to the Administrative Agent on the date of the Loan and the Administrative Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank, which demand shall be made in a reasonably prompt manner. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent promptly shall notify Borrower and Borrower shall pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Bank interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to the Federal Funds Rate as notified by the Administrative Agent to such Bank or the Borrower, as the case may be. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its Pro Rata Share of the Commitment hereunder or to prejudice any rights which the Administrative Agent or Borrower may have against any Bank as a result of any default by such Bank hereunder.


                                    ARTICLE 3
                                 PAYMENTS; FEES

         3.1  Principal and Interest

                  (a) Interest shall be payable on the outstanding daily unpaid principal amount of each Loan from the date thereof until payment in full and shall accrue and be payable at the rates set forth herein, to the extent permitted by applicable Laws, before and after default, before and after maturity, before and after any judgment, and before and after the commencement of any proceeding under any Debtor Relief Law, with interest on overdue interest to bear interest at the Default Rate.

                  (b) Interest accrued on each Alternate Base Rate Loan shall be due and payable on the last day of each calendar month. Except as otherwise provided in Section 3.9, the unpaid principal amount of any Alternate Base Rate Loan that is a Line A Loan shall bear interest at a fluctuating rate per annum equal to the sum of the Alternate Base Rate plus the Applicable Line A Alternate Base Rate Spread; and the unpaid principal amount of any Alternate Base Rate Loan that is a Line B Loan or a Line C Loan shall bear interest at a fluctuating rate per annum equal to the sum of the Alternate Base Rate plus the Applicable Line B/C Alternate Base Rate Spread. Each change in the interest rate hereunder shall take effect simultaneously with the corresponding change in the Alternate Base Rate. Each change in the Alternate Base Rate shall be effective as of the Banking Day on which the change in the Alternate Base Rate is announced, unless otherwise specified in such announcement, in which case the change shall be effective as so specified.

                  (c) Interest accrued on each LIBOR Loan which has an Interest Period of three months or less shall be due and payable on the last day of the related Interest Period. Interest accrued on each other LIBOR Loan shall be due and payable on the date which is three months after the date such LIBOR Loan was made, every three months thereafter and on last day of the related Interest Period. Except as otherwise provided in Section 3.9, the unpaid principal amount of any LIBOR Loan that is a Line A Loan shall bear interest at a rate per annum equal to the sum of LIBOR for that LIBOR Loan plus the Applicable Line A LIBOR Spread; and the unpaid principal amount of any LIBOR Loan that is a Line B Loan or a Line C Loan shall bear interest at a rate per annum equal to the sum of LIBOR for that LIBOR Loan plus the Applicable Line B/C LIBOR Rate Spread.

                  (d) If not sooner paid, the principal Indebtedness evidenced by the Notes shall be payable as follows:

                           (i) the principal Indebtedness evidenced by the Line
                  A Notes shall be immediately payable in Cash, to the extent that such Indebtedness exceeds at any time the Line A Commitment as then in effect;

                           (ii) the principal Indebtedness evidenced by the Line
                  B Notes shall be immediately payable in Cash, to the extent that such Indebtedness exceeds at any time the Line B Commitment as then in effect;

                           (iii) the principal Indebtedness evidenced by the
                  Line C Notes shall be immediately payable in Cash, to the extent that such Indebtedness exceeds at any time the Line C Commitment as then in effect;

                           (iv) the principal Indebtedness evidenced by the Line
                  B Notes shall be payable on each Amortization Date by the related Amortization Amount;

                           (v) the principal Indebtedness evidenced by the Line
                  A Notes shall in any event be immediately payable in Cash on the Line A Maturity Date; and

                           (vi) the principal Indebtedness evidenced by the Line
                  B Notes and the Line C Notes shall in any event be immediately payable in Cash on the Line B/C Maturity Date.

                  (e) Borrower may elect to extend the Line B/C Maturity Date
         (i) to May 31, 1997 by delivering written notice thereof to the Administrative Agent; provided that (A) such written notice shall have been so delivered not later than February 15, 1997, (B) the Domestic Leverage Ratio as of November 30, 1996 shall not have been greater than
         2.10 to 1.00, (C) the Domestic Interest Coverage Ratio as of November 30, 1996 shall not have been less than 2.00 to 1.00, (D) the outstanding principal balance of the Line B Loans as of February 28, 1997 shall not be greater than $33,000,000 (after giving effect to any prepayment on that date) and (E) as of February 28, 1997, no Default or Event of Default shall exist and (ii) to August 31, 1997 by delivering written notice thereof to the Administrative Agent; provided that (A) such written notice shall have been so delivered not later than May 15, 1997, (B) the Domestic Leverage Ratio as of February 28, 1997 shall not have been greater than 2.40 to 1.00, (C) the Domestic Interest Coverage Ratio as of February 28, 1997 shall not have been less than 2.25 to 1.00, (D) the outstanding principal balance of the Line B
         Loans as of May 31, 1997 shall not be greater than $22,000,000 (after giving effect to any prepayment on that date) and (E) as of May 31, 1997, no Default or Event of Default shall exist.

                  (f) The Line B Notes shall be prepaid within five (5) Banking Days after the consummation of any Asset Sale in an amount equal to the Net Cash Proceeds of such Asset Sale; provided that (i) to the extent necessary to avoid the application of Section 3.8(d), such prepayment may be delayed to the end of the Interest Period next ending but not in any event for a period longer than thirty (30) days and (ii) if such prepayment would, when combined with all other prepayments then deferred under this clause (ii), be less than $1,000,000, such prepayment may be deferred until the next Quarterly Payment Date, at which date all prepayments then deferred under this clause (ii) shall be due and payable. Such prepayments shall be applied to Amortization Amounts in the direct order of their maturity (provided that if the Amortization Amount due on the next Amortization Date is paid in full by such a mandatory prepayment, then an amount equal to any excess Net Cash Proceeds may at the option of Borrower instead be applied to permanently reduce the Line C Commitment in lieu of application to further Amortization Amounts).

                  (g) The Line B Notes shall be prepaid within five (5) Banking Days after the issuance by Borrower Subsidiaries of any equity security or any debt security the proceeds of which may be used for general corporate purposes, in an amount equal to the net Cash proceeds of such issuance (net of transactional costs payable by Borrower); provided that to the extent necessary to avoid the application of Section 3.8(d), such prepayment may be delayed to the end of the Interest Period next ending but not in any event for a period longer than thirty
         (30) days. Such prepayments shall be applied to Amortization Amounts in the reverse order of their maturity.

                  (h) The Line B Notes shall be prepaid within five (5) Banking Days after Borrower receives any payment from the sellers under the Rayco Acquisition Agreement in respect of (i) a downward adjustment of the purchase price thereunder or (ii) a breach of any representation or warranty by the sellers in the Rayco Acquisition Agreement; provided that such payment is not in compensation for an unanticipated liability of Rayco, Ltd. or any of the corporations affiliated with Rayco, Ltd. whose capital stock is purchased by Borrower pursuant to the Rayco Acquisition Agreement. Such prepayments shall be applied to Amortization Amounts in the reverse order of their maturity.

                  (i) The Notes may, at any time and from time to time, voluntarily be prepaid at the election of Borrower in whole or in part without premium or penalty; provided that: (i) any partial prepayment shall be in integral multiples of $1,000,000, (ii) any partial prepayment shall be in an amount not less than $1,000,000 on a Alternate Base Rate Loan, and not less than $5,000,000 on a LIBOR Loan,
         (iii) the Administrative Agent must have received written notice (or telecopied notice confirmed promptly in writing) of any prepayment at least three Banking Days before the date of prepayment in the case of a LIBOR Loan and by 10:00 a.m., San Francisco time, on the date of prepayment in the case of an Alternate Base Rate Loan, (iv) each prepayment of principal, except for partial prepayments on Alternate Base Rate Loans, shall be accompanied by prepayment of interest accrued to the date of payment on the amount of principal paid, (v) in the case of any prepayment of any LIBOR Loan, Borrower shall promptly upon demand reimburse each Bank for any loss or cost directly or indirectly resulting from the prepayment, determined as set forth in Section 3.6 and (vi) no prepayment may be made on the Line A Notes if there is then any principal amount outstanding under the Line C Notes.

                  (j) (i) If a Change in Control (as defined below) shall have occurred, at the option of the Line A Majority Banks, Borrower shall repay in Cash the entire principal Indebtedness evidenced by the Line A Notes, together with Interest thereon and all other amounts due in connection with the Line A Notes and this Agreement, and deliver to the Administrative Agent an amount equal to the Line A Letter of Credit Usage then outstanding, to be held as cash collateral as provided in
         Section 9.2(c) (the "Change in Control Line A Repayment"), on the date that is 27 Banking Days after the occurrence of the Change of Control (the "Change of Control Line A Payment Date"), subject to receipt by Borrower of Change in Control Line A Payment Notice as set forth in
         Section 3.1(j)(iii). On the Change in Control Line A Payment Date, the Line A Commitment shall automatically terminate. If a Change in Control shall have occurred, at the option of the Line B/C Majority Banks, Borrower shall repay in Cash the entire principal Indebtedness evidenced by the Line B Notes and the Line C Notes, together with Interest thereon and all other amounts due in connection with the Line B Notes and the Line C Notes and this Agreement, and deliver to the Administrative Agent an amount equal to the Line C Letter of Credit Usage then outstanding, to be held as cash collateral as provided in
         Section 9.2(c) (the "Change in Control Line B/C Repayment"), on the date that is 27 Banking Days after the occurrence of the Change of Control (the "Change of Control Line B/C Payment Date"), subject to receipt by Borrower of Change in Control Line B/C Payment Notice as set forth in Section 3.1(j)(iii). On the Change in Control Line B/C Payment Date, the Line B Commitment and the Line C Commitment shall automatically terminate.

                  A "Change in Control" shall be deemed to have occurred at such time as any of the following events shall occur:

                           (A) There shall be consummated any consolidation or
                  merger of Borrower in which Borrower is not the continuing or surviving corporation or pursuant to which the Voting Stock (as defined below) would be converted into Cash, securities or other property, other than a merger of Borrower in which the holders of Voting Stock immediately prior to the merger have the same or greater proportionate ownership, directly or indirectly, of the Voting Stock of the surviving corporation immediately after such merger as they had of the Voting Stock immediately prior to such merger; or

                           (B) There is a report filed by any person, including
                  its Affiliates and Associates, on Schedule 13D or 14D-1 (or any successor schedule, form or report) pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), disclosing that such person (for the purposes of this Section 3.1(j) only, the term "person" is used as defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 50% or more of the voting power of Borrower's Voting Stock then outstanding; provided, however, that a person shall not be deemed beneficial owner of, or to own beneficially (1) any Securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates (as defined below) until such tendered Securities are accepted for purchase or exchange thereunder, or (2) any Securities if such beneficial ownership (a) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, and (b) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act; or

                           (C) A "Change in Control" (or analogous term) as
                  defined in an indenture or agreement governing any Subordinated Obligation occurs.

                           Notwithstanding the foregoing provisions of this
                  Section 3.1(j), a Change in Control shall not be deemed to have occurred if at any time Borrower, any Subsidiary of Borrower, any employee stock ownership plan or any other employee benefit plan, including any Pension Plan of Borrower or any Subsidiary of

                  Borrower, or any person holding Voting Stock for or pursuant to the terms of such employee benefit plan, files or becomes obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 50% or otherwise.

                           "Voting Stock" means, with respect to any Person, the
                  capital stock of such Person having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                           "Associate" shall have the meaning ascribed to such
                  term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

                      (ii) Within 15 Banking Days after the occurrence of a Change in Control, Borrower shall provide written notice of the Change in Control to the Administrative Agent and each Bank. The notice shall state:

                           (a) the events causing a Change in Control and the date of such Change in Control;

                           (b) the date by which the Change in Control Payment Notice (as defined in Section 3.1(j)(iii)) must be given; and

                           (c)      the Change in Control Payment Date.

                      (iii) At the direction of the Line A Majority Banks, the Administrative Agent shall, on behalf of the Line A Banks, exercise the rights specified in Section 3.1(j)(i) by delivery of a written notice (a "Change in Control Line A Payment Notice") to Borrower at any time prior to or on the Change in Control Payment Date, stating that the Line A Notes shall be prepaid and cash collateral shall be provided for the Line A Letter of Credit Usage on the Change in Control Line A Payment Date. On the Change in Control Line A Payment Date, Borrower shall make the Change in Control Line A Repayment to the Administrative Agent for the benefit of the Line A Banks, and the Line A Commitment shall terminate.

                           At the direction of the Line B/C Majority Banks, the Administrative Agent shall, on behalf of the Line B/C Banks, exercise the rights specified in Section 3.1(j)(i) by delivery of a written notice (a "Change in Control Line B/C Payment Notice") to Borrower at any time prior to or on the Change in Control Line B/C Payment Date, stating that the Line B Notes and the Line C Notes shall be prepaid and cash collateral shall be provided for the Line C Letter of Credit Usage on the Change in Control Payment Date. On the Change in Control Line B/C Payment Date, Borrower shall make the Change in Control Line B/C Repayment to the Administrative Agent for the benefit of the Line B/C Banks, and the Line B Commitment and the Line C Commitment shall terminate.

         3.2 Commitment Fees. From the Amendment Effective Date to the Line A Maturity Date, Borrower shall pay to the Administrative Agent, for the account of each Line A Bank pro rata according to that Bank's Pro Rata Share of the Line A Commitment, a commitment fee equal to the Applicable Line A Commitment Fee Rate per annum in effect from time to time times the average daily amount by which the Line A Commitment exceeds the aggregate outstanding principal of the Line A Loans evidenced by the Notes plus the Line A Letter of Credit Usage. This commitment fee shall accrue daily and be payable in arrears with respect to each calendar quarter on the Quarterly Payment Date falling at the end of such calendar quarter. The Administrative Agent shall calculate the commitment fee and the amount thereof allocable to each Line A Bank according to that Bank's Pro Rata Share of the Line A Commitment and shall notify Borrower in writing of such amounts.

From the Amendment Effective Date to the Line B/C Maturity Date, Borrower shall pay to the Administrative Agent, for the account of each Line B/C Bank pro rata according to that Bank's Pro Rata Share of the Line C Commitment, a commitment fee equal to .50% (50 basis points) per annum times the average daily amount by which the Line C Commitment exceeds the aggregate outstanding principal of the Line C Loans evidenced by the Line C Notes plus the Line C Letter of Credit Usage. This commitment fee shall accrue daily and be payable in arrears with respect to each calendar quarter on the Quarterly Payment Date falling at the end of such calendar quarter. The Administrative Agent shall calculate the commitment fee and the amount thereof allocable to each Bank according to that Bank's Pro Rata Share of the Line C Commitment and shall notify Borrower in writing of such amounts.

         3.3 Amendment Fee. On the Amendment Effective Date, Borrower shall pay to the Administrative Agent, for the account of each Line A Bank pro rata according to that Bank's Pro Rata

Share of the Line A Commitment, an amendment fee equal to .125% (12.5 basis points) times the Line A Commitment.

         3.4 Underwriting Fee. On the Amendment Effective Date, Borrower shall pay to the Administrative Agent, for the account of the Managing Agents, an underwriting fee as set forth in a letter agreement between Borrower and the Managing Agents.

         3.5 Syndication Fee. On the Amendment Effective Date, Borrower shall pay to the Administrative Agent, for the account of the Co-Syndication Agents, a syndication fee as set forth in a letter agreement between Borrower and the Co-Syndication Agents.

         3.6 Agency Fees. Borrower shall pay to the Administrative Agent and the Override Agents, respectively, for the account solely of each respective Agent, such agency fees as are referred to in the Override Agreement.

         3.7  Capital Adequacy.

                  (a) If any Bank (an "Affected Bank") determines that compliance with any Law or regulation or with any guideline or request from any central bank or other Governmental Agency (whether or not having the force of Law) enacted or issued after the Amendment Effective Date relating to the capital adequacy of banks or corporations in control of banks has or would have the effect of reducing the rate of return on the capital of such Affected Bank or any corporation controlling such Affected Bank as a consequence of, or with reference to, such Affected Bank's Pro Rata Share of the Commitment below the rate which the Bank or such other corporation could have achieved but for such compliance (taking into account the policies of such Bank or corporation with regard to capital adequacy), then Borrower shall from time to time, upon demand by such Affected Bank in accordance with this Section 3.7 (with a copy of such demand to the Administrative Agent), within 15 days after demand pay to such Affected Bank additional amounts sufficient to compensate such Affected Bank or other corporation for such reduction.

                  (b) An Affected Bank may not seek compensation under Section 3.7(a) unless the demand for such compensation is delivered to Borrower within six months following the date of enactment or issuance of the Law, regulation, guideline or request giving rise to such demand for compensation.

                  (c) A certificate as to any amounts for which an Affected Bank is seeking compensation under Section 3.7(a), submitted to Borrower and the Administrative

         Agent by such Affected Bank, shall be conclusive and binding for all purposes, absent manifest error. Each Affected Bank shall calculate such amounts in a manner which is consistent with the manner in which it makes calculations for comparable claims with respect to similarly situated borrowers from such Affected Bank, will not allocate to Borrower a proportionately greater amount of such compensation than it allocates to each of its other commitments to lend or other loans with respect to which it is entitled to demand comparable compensation, and will not include amounts already factored into the rates of interest or fees already provided for herein. Each Bank agrees promptly to notify Borrower and the Administrative Agent of any circumstances that would cause Borrower to pay additional amounts pursuant to this Section, provided that the failure to give such notice shall not affect Borrower's obligation to pay such additional amounts hereunder.

                  (d) Without limiting its obligation to reimburse an Affected Bank for compensation theretofore claimed by an Affected Bank pursuant to Section 3.7(a), Borrower may, within 60 days following any demand by an Affected Bank, request that one or more Persons that constitute "Eligible Assignees" under the Override Agreement and that are acceptable to Borrower and approved by the Managing Agents (which approval shall not be unreasonably withheld) purchase all (but not part) of the Affected Bank's then outstanding Advances, its Notes and its participation interest in outstanding Letters of Credit, and assume its Pro Rata Share of the Commitments and its obligations hereunder. Borrower shall have the same right as to any Bank which has claimed compensation for a capital adequacy charge pursuant to Section 4.4 of the Mortgage Warehousing Agreement, and such a Bank shall be an "Affected Bank" for purposes of this Section 3.7(d). If one or more such Banks or banks so agree in writing (each, an "Assuming Bank" and collectively, the "Assuming Banks"), the Affected Bank shall assign its Pro Rata Share of the Commitments, together with the Indebtedness then evidenced by its Notes and its participation interest in outstanding Letters of Credit, to the Assuming Bank or Assuming Banks in accordance with Section 5.1 of the Override Agreement. On the date of any such assignment, the Affected Bank which is being so replaced shall cease to be a "Bank" for all purposes of this Agreement and shall receive (x) from the Assuming Bank or Assuming Banks the principal amount of its Advances then outstanding and (y) from Borrower all interest and fees accrued and then unpaid with respect to such Advances, together with any other amounts then payable to such Bank by Borrower. In the event the Affected Bank is also an Issuing Bank, then the Assuming Bank shall also become an Issuing Bank for all purposes of this Agreement and shall either (at the Affected Bank's election, subject to the approval of Borrower, the Administrative Agent and the Assuming Bank (which approvals shall not be unreasonably withheld) and the approval of the applicable Letter of Credit beneficiary) (i) issue new Letters to Credit to replace the outstanding Letters of Credit issued by the Affected Bank, or (ii) issue new Letters of Credit in support of the outstanding Letters of Credit issued by the Affected Bank, whereupon such outstanding letters shall no longer be considered "Letters of Credit" under this Agreement, and such new Letters of Credit shall be considered Letters of Credit for all purposes of this Agreement (including the participation therein by the other Banks pursuant to Section 2.5). The Affected Bank shall be obligated to reimburse to Borrower a portion of the issuance fees referred to in clause (ii) of the first and second sentences of Section 2.5(g) based on the period during which each new Letter of Credit issued by the Assuming Bank will be outstanding in replacement or support of a Letter of Credit issued by the Affected Bank. Notwithstanding the foregoing, Borrower may not cause the replacement of an Affected Bank under this Section 3.7 unless the Affected Bank is also concurrently replaced as a Bank under Section
         14.4 of the Mortgage Warehousing Agreement.

         3.8  LIBOR Fees and Costs.

                           (a) If the occurrence of any Regulatory
         Development after the Amendment Effective Date:

                                    (1) shall subject any Bank or its LIBOR
                  Lending Office to any tax, duty or other charge or cost with respect to any LIBOR Advance or its obligation to make LIBOR Advances, or shall change the basis of taxation of payments to any Bank of the principal of or interest on any LIBOR Advance or any other amounts due under this Agreement in respect of any LIBOR Advance or its obligation to make LIBOR Advances (except for changes in any tax on the overall net income, gross income or gross receipts of such Bank or its LIBOR Lending Office);

                                    (2) shall impose, modify or deem applicable
                  any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirements (excluding any such requirement included in any applicable Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank or its LIBOR Lending Office; or

                                    (3) shall impose on any Bank or its LIBOR
                  Lending Office or the LIBOR Market any other condition affecting any LIBOR Advance or its obligation to make LIBOR Advances, or shall otherwise affect any of the same;

         and the result of any of the foregoing, as determined by such Bank, increases the cost to such Bank or its LIBOR Lending Office of making or maintaining any LIBOR Advance or in respect of any LIBOR Advance or its obligation to make LIBOR Advances or reduces the amount of any sum received or receivable by such Bank or its LIBOR Lending Office with respect to any LIBOR Advance or its obligation to make LIBOR Advances (assuming such Bank's LIBOR Lending Office had funded 100% of its LIBOR Advance in the LIBOR Market), then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction (determined as though such Bank's LIBOR Lending Office had funded 100% of its LIBOR Advance in the LIBOR Market); provided that Borrower shall not be liable to any Bank for any such increased cost or reduction pursuant to this Section in respect of any period which is more than six months prior to such Bank's demand for such compensation. A statement of any Bank claiming compensation under this subsection and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. Each Bank agrees to endeavor promptly to notify Borrower of any event of which it has actual knowledge which will entitle such Bank to compensation pursuant to this Section, and agrees to designate a different LIBOR Lending Office if such designation will avoid the need for or reduce the amount of such compensation and will not, in the judgment of such Bank, otherwise be disadvantageous to such Bank. If any Bank claims compensation under this Section, Borrower may at any time, upon at least four (4) LIBOR Market Days' prior notice to the Administrative Agent and such Bank and upon payment in full of the amounts provided for in this Section through the date of such payment plus any prepayment fee required by
         Section 3.8(d), pay in full the affected LIBOR Advances of such Bank or request that such LIBOR Advances be converted to Alternate Base Rate Advances.

                           (b) If after the Amendment Effective Date the occurrence of any Regulatory Development shall, in the opinion of any Bank, make it unlawful or impossible for such Bank or its LIBOR Lending Office to make, maintain or fund its portion of any LIBOR Loan, or to take deposits of, dollars in the LIBOR Market, or to determine or charge interest rates based upon the LIBOR, and such Bank shall so notify the Administrative Agent, then such Bank's obligation to make LIBOR Advances shall be suspended for the duration of such illegality or impossibility and the Administrative Agent forthwith shall give notice thereof to the other Banks and Borrower. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. Upon receipt of such notice, the outstanding principal amount of such Bank's LIBOR Advances, together with accrued interest thereon, automatically shall be converted to Alternate Base Rate Advances with Interest Periods corresponding to the LIBOR Loans of which such LIBOR Advances were a part on either (1) the last day of the Interest Period(s) applicable to such LIBOR Advances if such Bank may lawfully continue to maintain and fund such LIBOR Advances to such day(s) or (2) immediately if such Bank may not lawfully continue to fund and maintain such LIBOR Advances to such day(s), provided that in such event the conversion shall not be subject to payment of a prepayment fee under
         Section 3.8(d). In the event that any Bank is unable, for the reasons set forth above, to make, maintain or fund its portion of any LIBOR Loan, such Bank shall fund such amount as an Alternate Base Rate Advance for the same period of time, and such amount shall be treated in all respects as an Alternate Base Rate Advance.

                           (c) If, with respect to any proposed LIBOR Loan:

                                    (1) the Administrative Agent reasonably
                  determines that, by reason of circumstances affecting the LIBOR Market generally that are beyond the reasonable control of the Banks, deposits in dollars (in the applicable amounts) are not being offered to each of the Banks in the LIBOR Market for the applicable Interest Period; or

                                    (2) the Majority Banks advise the
                  Administrative Agent that the LIBOR as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of making the applicable LIBOR Advances;

         then the Administrative Agent forthwith shall give notice thereof to Borrower and the Banks, whereupon until the

         Administrative Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of the Banks to make any future LIBOR Advances shall be suspended. If at the time of such notice there is then pending a Request for Loan that specifies a LIBOR Loan, such Request for Loan shall be deemed to specify an Alternate Base Rate Loan.

                           (d) Upon payment or prepayment of any LIBOR Advance (other than as the result of a conversion required under Section 3.8(b)) on a day other than the last day in the applicable Interest Period (whether voluntarily, involuntarily, by reason of acceleration, or otherwise), or upon the failure of Borrower to borrow on the date or in the amount specified for a LIBOR Loan in any Request for Loan, Borrower shall pay to each Bank an amount equal to the sum of

                  (1) $250; plus

                  (2) the amount, if any, by which (x) the additional interest that would have accrued (without any Applicable LIBOR Spread) on the principal amount prepaid on account of the LIBOR Advance had it remained outstanding until the last day of the applicable Interest Period, exceeds (y) the interest that Bank could recover by placing funds in the amount of the prepayment on deposit in the LIBOR Market selected by that Bank for a period beginning on the date of the prepayment and ending on the last day of the applicable Interest Period, or for a comparable period for which an appropriate rate quote may be obtained; plus

                  (3) an amount equal to all costs and expenses which that Bank incurred or reasonably expects to incur in liquidating and reinvesting the prepayment.

         Each Bank's determination of the amount of any prepayment fee or failure to borrow fee payable under this Section 3.8(d) shall be conclusive in the absence of manifest error.

                           (e) Any statement or certificate given by a Bank under this Section 3.6 shall satisfy the requirements set forth in
         Section 3.5(c) with respect to requests for reimbursement under Section 3.5(a)

         3.9 Late Payments/Default Interest. If any installment of principal or interest under the Line A Notes or any other amount payable to the Line A Banks under any Loan Document is not paid when due, it shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Alternate Base Rate plus the Applicable Line A

Alternate Base Rate Spread plus 2%, to the extent permitted by applicable Law, until paid in full (whether before or after judgment). If any installment of principal or interest under the Line B Notes or Line C Notes or any other amount payable to the Line B/C Banks under any Loan Document is not paid when due, it shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Alternate Base Rate plus the Applicable Line B/C Alternate Base Rate Spread plus 2%, to the extent permitted by applicable Law, until paid in full (whether before or after judgment). Upon and during the continuance of any Event of Default, the Indebtedness evidenced by the Line A Notes shall, at the election of the Line A Majority Banks and upon notice to Borrower (and in lieu of interest provided for in the preceding sentences), bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Alternate Base Rate plus the Applicable Line A Alternate Base Rate Spread plus 2%, to the extent permitted by applicable Law, until no Event of Default exists (whether before or after judgment). Upon and during the continuance of any Event of Default, the Indebtedness evidenced by the Line B Notes and the Line C Notes shall, at the election of the Line B/C Majority Banks and upon notice to Borrower (and in lieu of interest provided for in the preceding sentences), bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Alternate Base Rate plus the Applicable Line B/C Alternate Base Rate Spread plus 2%, to the extent permitted by applicable Law, until no Event of Default exists (whether before or after judgment). Notwithstanding the preceding two sentences, after the occurrence of any Event of Default under Section 6.7, 6.13 or 6.20, the Indebtedness evidenced by the Notes may not bear interest at the increased rate provided for in the preceding sentence until such Event of Default has continued for at least 15 days, in the case of Section 6.7, or 30 days, in the case of Section 6.13 or 6.20.

         3.10 Computation of Interest and Fees. All computations of interest and fees hereunder shall be calculated on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day and excluding the last day), which results in greater interest than if a year of 365 days were used. Any Loan that is repaid on the same day on which it is made shall bear interest for one day.

         3.11 Holidays. If any principal payment to be made by Borrower on an Alternate Base Rate Loan shall come due on a day other than a Banking Day, payment shall be made on the next succeeding Banking Day and the extension of time shall be reflected in computing interest. If any principal payment to be made by Borrower on a LIBOR Loan shall come due on a day other than a LIBOR Market Day, payment shall be made on the next preceding or succeeding LIBOR Market Day as determined by the Administrative Agent in accordance with the then current banking practice in the LIBOR Market and the adjustment shall be reflected in computing interest.

         3.12  Payment Free of Taxes.

                  (a) Any payments made by any Party under the Loan Documents shall be made free and clear of, and without reduction by reason of, any tax, assessment or other charge imposed by any Governmental Agency, central bank or comparable authority (other than taxes on income or gross receipts generally applicable to banks). To the extent that Borrower is obligated by applicable Laws to make any deduction or withholding on account of taxes, assessments or other charges imposed by any Governmental Agency from any amount payable to any Bank under this Agreement, Borrower shall (a) make such deduction or withholding and pay the same to the relevant Governmental Agency and (b) pay such additional amount to that Bank as is necessary to result in that Bank's receiving a net after-tax (or after-assessment or after-charge) amount equal to the amount to which that Bank would have been entitled under this Agreement absent such deduction or withholding. If and when receipt of such payment results in an excess payment or credit to that Bank on account of such taxes, assessments or other charges, that Bank shall refund such excess to Borrower. Each Bank that is incorporated under the Laws of a jurisdiction other than the United States of America or any state thereof shall deliver to Borrower, with a copy to the Administrative Agent, within twenty days after the Amendment Effective Date (or such later date on which such Bank becomes a "Bank" hereunder), a certificate signed by a Responsible Official of that Bank to the effect that such Bank is entitled to receive payments of interest and other amounts payable under this Agreement without deduction or withholding on account of United States of America federal income taxes, which certificate shall be accompanied by two copies of Internal Revenue Service Form 1001 or Form 4224, as applicable, also executed by a Responsible Official of that Bank. Each such Bank agrees
         (i) promptly to notify the Administrative Agent and Borrower if any fact set forth in such certificate ceases to be true and correct and
         (ii) to take such steps as may be reasonably necessary to avoid any requirement of applicable Laws that Borrower make any deduction or withholding for taxes from amounts payable to that Bank under this Agreement.

                  (b) Without limiting its obligation to pay any additional amount to a Bank pursuant to Section 3.12(a), Borrower, may within 60 days following any such payment by that Bank, treat that Bank as an "Affected Bank" under

         Section 3.7(d), and exercise the remedies set forth in such Section 3.7(d).

         3.13 Funding Sources. Nothing in this Agreement shall be deemed to obligate any Bank to obtain the funds for its share of any Loan in any particular place or manner or to constitute a representation by any Bank that it has obtained or will obtain the funds for its share of any Loan in any particular place or manner.

         3.14 Failure to Charge or Making of Payment Not Subsequent Waiver. Any decision by any Bank not to require payment of any fee or costs, or to reduce the amount of the payment required for any fee or costs, or to calculate any fee or any cost in any particular manner, shall not limit or be deemed a waiver of any Bank's right to require full payment of any fee or costs, or to calculate any fee or any costs in any other manner. Any decision by Borrower to pay any fee or costs shall not limit or be deemed a waiver of any right of Borrower to protest or dispute the payment amount of such fee or costs.

         3.15 Pro Rata Treatment. Except as otherwise provided herein, each payment on account of the Obligations shall be made pro rata according to each Bank's Pro Rata Share of the Line A Commitment or of the Line B Commitment and Line C Commitment, as applicable.

         3.16 Time and Place of Payments; Evidence of Payments. The amount of each payment hereunder, under the Notes or under any Loan Document shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of each of the Banks or the Administrative Agent, as the case may be, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The amount of all payments received by the Administrative Agent for the account of a Bank shall be promptly paid by the Administrative Agent to that Bank in immediately available funds. Each Bank shall keep a record of Advances made by it and payments of principal with respect to each Note, and such record shall be presumptive evidence of the principal amount owing under such Note; provided that failure to keep such record shall in no way affect the Obligations of Borrower hereunder.

         3.17 Administrative Agent's Right to Assume Payments Will be Made. Unless the Administrative Agent shall have been notified by Borrower prior to the date on which any payment to be made by Borrower hereunder is due that Borrower does not intend to remit such payment, the Administrative Agent may, in its discretion (but shall not be so obligated), assume that Borrower has remitted such payment when so due and the Administrative Agent may, in its discretion and in reliance upon such assumption, make available to each Bank on such payment date an amount equal to such Bank's Pro Rata Share of such assumed payment. If Borrower has not in fact remitted such payment to the Administrative Agent, each Bank shall forthwith on demand repay to the Administrative Agent the amount of such assumed payment made available to such Bank, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Bank to but excluding the date such amount is repaid to the Administrative Agent at a rate per annum equal to the actual cost to the Administrative Agent of funding such amount as notified by the Administrative Agent to such Bank. In furtherance of the foregoing, Borrower hereby authorizes the Administrative Agent, through Bank of America, to automatically debit the Designated Deposit Account (or, upon notice to Borrower, any other deposit account maintained by Borrower with Bank of America) for payments as and when due hereunder.

         3.18 Survivability. All of Borrower's obligations under this Article 3 shall survive for six months following the date on which all Loans hereunder were fully paid.

         3.19 Bank Calculation Certificate. Any request for compensation pursuant to Section 3.7 or 3.8 shall be accompanied by a statement of an officer of the Bank requesting such compensation and describing the methodology used by such Bank in calculating the amount of such compensation, which methodology (i) may consist of any reasonable averaging and attribution methods and (ii) in the case of Section 3.7 hereof shall be consistent with the methodology used by such Bank in making similar calculations in respect of loans or commitments to other borrowers.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

               Borrower represents and warrants to the Banks that:

         4.1 Existence and Qualification; Power; Compliance with Law. Borrower is a corporation duly organized, validly existing and in good standing under the Laws of Delaware, and its certificate of incorporation does not provide for the termination of its existence. Borrower is duly qualified or registered to transact business as a foreign corporation in the State of California, and in each other jurisdiction in which the conduct of its business or the ownership of its properties makes such qualification or registration necessary, except where the failure so to qualify or register would not constitute a Material Adverse Effect. Borrower has all requisite corporate power and authority to conduct its business, to own and lease its Properties and to execute, deliver and perform all of its obligations under the Loan Documents. All outstanding shares of capital stock of Borrower are duly authorized, validly issued, fully paid, non-assessable, and were issued in compliance with all applicable state and federal securities Laws, except where the failure to so comply would not constitute a Material Adverse Effect. Borrower is in substantial compliance with all Laws and other legal requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits (collectively, "Authorizations") from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure so to obtain Authorizations, comply, file, register, qualify or obtain exemptions does not constitute a Material Adverse Effect.

         4.2 Authority; Compliance with Other Instruments and Government Regulations. The execution, delivery, and performance by Borrower, and by each Guarantor Subsidiary of Borrower, of the Loan Documents to which it is a Party, and by the Mortgage Company of the Override Agreement, have been duly authorized by all necessary corporate action, and do not:

                  (a) require any consent or approval not heretofore obtained of any stockholder, partner, security holder, or creditor of such Party;

                  (b) violate or conflict with any provision of such Party's charter, certificate or articles of incorporation or bylaws;

                  (c) result in or require the creation or imposition of any Lien or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by such Party;

                  (d) constitute a "transfer of an interest" or an "obligation incurred" that is avoidable by a trustee under Section 548 of the Bankruptcy Code of 1978, as amended, or constitute a "fraudulent transfer" or "fraudulent obligation" within the meaning of the Uniform Fraudulent Transfer Act as enacted in any jurisdiction or any analogous Law;

                  (e) violate any Requirement of Law applicable to such Party;
         or

                  (f) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which such Party or any of its Property is bound or affected;

and neither Borrower nor any Subsidiary of Borrower is in violation of, or default under, any Requirement of Law or Contractual Obligation, or any indenture, loan or credit agreement described in Section 4.2(f) in any respect that would constitute a Material Adverse Effect.

         4.3 No Governmental Approvals Required. Except such as have heretofore been obtained, no authorization, consent, approval, order, license or permit from, or filing, registration, or qualification with, or exemption from any of the foregoing from, any Governmental Agency is or will be required to authorize or permit the execution, delivery and performance by Borrower or any Significant Subsidiary of Borrower of the Loan Documents to which it is a Party.

         4.4  Subsidiaries.

                  (a) Schedule 4.4 correctly sets forth the names, the form of legal entity and jurisdictions of organization of all Subsidiaries of Borrower as of the Amendment Effective Date and identifies each such Subsidiary that is a Consolidated Subsidiary, a Significant Subsidiary, a Guarantor Subsidiary, a Foreign Subsidiary and a Financial Subsidiary. As of the Amendment Effective Date, unless otherwise indicated in Schedule 4.4, all of the outstanding shares of capital stock, or all of the units of equity interest, as the case may be, of each Subsidiary indicated thereon are owned of record and beneficially by Borrower, and all such shares or equity interests so owned were issued in compliance with all state and federal securities Laws and are duly authorized, validly issued, fully paid and non-assessable (other than with respect to required capital contributions to any joint venture in accordance with customary terms and provisions of the related joint venture agreement), except where the failure to so comply would not constitute a Material Adverse Effect, and are free and clear of all Liens and Rights of Others, except for Permitted Encumbrances and Permitted Rights of Others.

                  (b) Each Significant Subsidiary is as of the date of this Agreement, and will be as of the Amendment Effective Date, a legal entity of the form described for that Subsidiary in Schedule 4.4, and is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, is duly qualified to do business as a foreign organization and is in good standing as such in each jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualification necessary (except where the failure to be so duly qualified and in good standing does not constitute a Material Adverse Effect) and has all requisite power and authority to conduct its business, to own and lease its Properties and to execute, deliver and perform the Loan Documents to which it is a Party.

                  (c) Each Significant Subsidiary is in substantial compliance with all Laws and other requirements applicable to its business and has obtained all Authorizations from, and each such Significant Subsidiary has accomplished all filings, registrations, and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure so to obtain Authorizations, comply, file, register, qualify or obtain exemptions does not constitute a Material Adverse Effect.

         4.5 Financial Statements. Borrower has furnished to each Bank the following financial statements:

                  (a) the audited consolidated financial statements of Borrower and its Consolidated Subsidiaries as at November 30, 1995 and for the Fiscal Year then ended;

                  (b) the unaudited consolidating financial statements of Borrower and its Consolidated Subsidiaries as at November 30, 1995 for the Fiscal Quarter then ended and for the portion of the Fiscal Year ended with such Fiscal Quarter; and

                  (c) the unaudited combined financial statements of the Financial Subsidiaries as at November 30, 1995 for the Fiscal Quarter then ended and for the portion of the Fiscal Year ended with such Fiscal Quarter.

The audited financial statements described in clause (a) are in accordance with the books and records of Borrower and its Consolidated Subsidiaries, were prepared in accordance with Generally Accepted Accounting Principles and fairly present in accordance with Generally Accepted Accounting Principles consistently applied the consolidated financial condition and results of operations of Borrower and its Consolidated Subsidiaries as at the date and for the period covered thereby. The unaudited financial statements described in clause (b), are in accordance with the books and records of Borrower and its Consolidated Subsidiaries, were prepared in accordance with Generally Accepted Accounting Principles and fairly present in accordance with Generally Accepted Accounting Principles consistently applied the consolidating financial condition and results of operation of Borrower and its Consolidated Subsidiaries as at the date and for the period covered thereby. The unaudited financial statements described in clause (c) are in accordance with the books and records of the respective Subsidiaries of Borrower named, were prepared in accordance with Generally Accepted Accounting Principles and fairly present in accordance with Generally Accepted Accounting Principles consistently applied the financial condition and results of operation of such Subsidiaries of Borrower as at the date and for the period covered thereby.

         4.6 No Other Liabilities; No Material Adverse Effect. Borrower and its Consolidated Subsidiaries do not have any material liability or material contingent liability not reflected or disclosed in the financial statements or in the notes to the financial statements described in Section 4.5, other than liabilities and contingent liabilities arising in the ordinary course of business subsequent to November 30, 1995. Since November 30, 1995, no event or circumstance has occurred that constitutes a Material Adverse Effect with respect to Borrower and its Subsidiaries.

         4.7 Title to Assets. As of the Amendment Effective Date, Borrower and its Consolidated Subsidiaries have good and valid title to all of the assets reflected in the financial statements described in Section 4.5 owned by them or any of them (other than assets disposed of in the ordinary course of business) and all other assets owned on the date of this Agreement, free and clear of all Liens and Rights of Others other than (a) those reflected or disclosed in the notes to the financial statements described in Section 4.5, (b) immaterial Liens or Rights of Others not required under Generally Accepted Accounting Principles to be so reflected or disclosed, (c) Liens permitted pursuant to Section 6.7,
(d) Permitted Rights of Others, and (e) such existing Liens or Rights of Others as are described on Schedule 4.7 hereto.

         4.8 Intangible Assets. Borrower and its Subsidiaries own, or possess the unrestricted right to use, all trademarks, trade names, copyrights, patents, patent rights, licenses and other intangible assets that are necessary in the conduct of their businesses as now operated, and no such intangible asset, to the best knowledge of Borrower, conflicts with the valid trademark, trade name, copyright, patent, patent right or intangible asset of any other Person to the extent that such conflict would constitute a Material Adverse Effect.

         4.9 Existing Indebtedness and Contingent Guaranty Obligations. As of the Amendment Effective Date, except as set forth in Schedule 4.9, neither Borrower nor any of its Subsidiaries has (a) any Indebtedness owed to any Person or (b) outstanding any Contingent Guaranty Obligation with respect to obligations of another Person that is not a Subsidiary of Borrower.

         4.10 Governmental Regulation. Neither Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940.

         4.11 Litigation. There are no actions, suits, or proceedings pending or, to the best knowledge of Borrower, threatened against or affecting Borrower or any of its Subsidiaries or any Property of any of them before any Governmental Agency which would constitute a Material Adverse Effect.

         4.12 Binding Obligations. Each of the Loan Documents to which Borrower or any Guarantor Subsidiary of Borrower is a Party will, when executed and delivered by Borrower or the Guarantor Subsidiary, as the case may be, constitute the legal, valid and binding obligation of Borrower or the Guarantor Subsidiary, as the case may be, enforceable against Borrower or the Guarantor Subsidiary, as the case may be, in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or by equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

         4.13 No Default. No event has occurred and is continuing that is a Default or an Event of Default.

         4.14 Pension Plans. As of the Amendment Effective Date, all contributions required to be made under any Pension Plan maintained by Borrower or any of its ERISA Affiliates (or to which Borrower or any ERISA Affiliate contributes or is required to contribute) have been made or accrued in the balance sheet of Borrower and its Consolidated Subsidiaries as at November 30, 1995. There is no "accumulated funding deficiency" within the meaning of Section 302 of ERISA or any liability to the PBGC (other than for premiums) with respect to any such Pension Plan other than a Multiemployer Plan.

         4.15 Tax Liability. Borrower and its Subsidiaries have filed all tax returns which are required to be filed, and have paid, or made provision for the payment of, all taxes which have become due pursuant to said returns or pursuant to any assessment received by Borrower or any Subsidiary, except (a) such taxes, if any, as are being contested in good faith by appropriate proceedings (and with respect to which Borrower or its Subsidiary has established adequate reserves for the payment of the same), and (b) such taxes the failure of which to pay will not constitute a Material Adverse Effect.

         4.16 Regulation U. Neither Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the meanings of Regulation U of the Board of Governors of the Federal Reserve System, and no Loan hereunder will be used to purchase or carry any such margin stock in violation of Regulation U.

         4.17 Environmental Matters. To the best knowledge of Borrower, Borrower and its Subsidiaries are in substantial compliance with all applicable Laws relating to environmental protection where the failure to comply would constitute a Material Adverse Effect. To Borrower's best knowledge, neither Borrower nor any of its Subsidiaries has received any notice from any Governmental Agency respecting the alleged violation by Borrower or any Subsidiary of such Laws which would constitute a Material Adverse Effect and which has not been or is not being corrected.

         4.18 Disclosure. The information provided by Borrower to the Banks in connection with this Agreement or any Loan, taken as a whole, has not contained any untrue statement of a material fact and has not omitted a material fact necessary to make the statements contained therein not misleading under the totality of the circumstances existing at the date such information was provided and in the context in which it was provided.

         4.19 Projections. As of the Amendment Effective Date, the assumptions upon which the Projections are based are reasonable and consistent with each other assumption and with all facts known to Borrower and the Projections are reasonably based on those assumptions. Nothing in this Section 4.19 shall be construed as a representation or warranty as of any date other than the Amendment Effective Date or that the Projections will in fact be achieved by Borrower.

                                    ARTICLE 5
                              AFFIRMATIVE COVENANTS
                           (OTHER THAN INFORMATION AND
                             REPORTING REQUIREMENTS)

         As long as any Loan remains unpaid, or any other Obligation remains unpaid, or any portion of the Commitment remains outstanding, Borrower shall, and shall cause each of its Subsidiaries to, unless the Administrative Agent (with the approval of the Line A Majority Banks with respect to the Line A Provisions or with the approval of the Line B/C Majority Banks with respect to the Line B/C Provisions) otherwise consents in writing:

         5.1 Payment of Taxes and Other Potential Liens. Pay and discharge promptly, all taxes, assessments, and governmental charges or levies imposed upon Borrower or any of its Subsidiaries, upon their respective Property or any part thereof, upon their respective income or profits or any part thereof, except any tax, assessment, charge, or levy that is not yet past due, or is being contested in good faith by appropriate proceedings, as long as Borrower or its Subsidiary has established and maintains adequate reserves for the payment of the same and by reason of such nonpayment no material Property of Borrower or its Subsidiaries is subject to a risk of loss or forfeiture.

         5.2 Preservation of Existence. Preserve and maintain their respective existence, licenses, rights, franchises, and privileges in the jurisdiction of their formation and all authorizations, consents, approvals, orders, licenses, permits, or exemptions from, or registrations with, any Governmental Agency that are necessary for the transaction of their respective business, and qualify and remain qualified to transact business in each jurisdiction in which such qualification is necessary in view of their respective business or the ownership or leasing of their respective Properties; provided that (a) the failure to preserve and maintain any particular right, franchise, privilege, authorization, consent, approval, order, license, permit, exemption, or registration, or to qualify or remain qualified in any jurisdiction, that does not constitute a Material Adverse Effect will not constitute a violation of this covenant, and
(b) nothing in this Section 5.2 shall prevent any consolidation or merger or disposition of assets permitted by Sections 6.2 or 6.3 or shall prevent the termination of the business or existence (corporate or otherwise) of any Subsidiary of Borrower which in the reasonable judgment of the management of Borrower is no longer necessary or desirable.

         5.3 Maintenance of Properties. Maintain, preserve and protect all of their respective Properties in good order and condition, subject to wear and tear in the ordinary course of business and damage caused by the natural elements, and not permit any waste of their respective Properties, except that the failure to so maintain, preserve or protect any particular Property, or the permitting of waste on any particular Property, where such failure or waste with respect to all Properties of Borrower and its Subsidiaries, in the aggregate, would not constitute a Material Adverse Effect will not constitute a violation of this covenant.

         5.4 Maintenance of Insurance. Maintain insurance with responsible insurance companies in such amounts (subject to customary deductibles and retentions) and against such risks as is usually carried by responsible companies of similar size engaged in similar businesses and owning similar assets in the general areas in which Borrower and its Subsidiaries operate.

         5.5 Compliance with Laws. Comply with all Requirements of Laws noncompliance with which would constitute a Material Adverse Effect, except that Borrower and its Subsidiaries need not comply with a Requirement of Law then being contested by any of them in good faith by appropriate procedures, so long as such contest (or a bond or surety posted in connection therewith) operates as a stay of enforcement of any penalty that would otherwise apply as a result of such failure to comply.

         5.6 Inspection Rights. At any time during regular business hours and as often as requested, permit any Bank or any employee, agent or representative thereof at the expense of such Bank to examine, audit and make copies and abstracts from the records and books of account of, and to visit and inspect the Properties of Borrower and its Subsidiaries, and to discuss the affairs, finances and accounts of Borrower and its Subsidiaries with any of their officers or employees; provided that none of the foregoing unreasonably interferes with the normal business operations of Borrower or any of its Subsidiaries.

         5.7 Keeping of Records and Books of Account. Keep adequate records and books of account fairly reflecting all financial transactions in conformity with Generally Accepted Accounting Principles applied on a consistent basis (except for changes concurred with by Borrower's independent certified public accountants) and all applicable requirements of any Governmental Agency having jurisdiction over Borrower or any of its Subsidiaries.

         5.8  Use of Proceeds.  Use the proceeds of (a) all Line A
Loans solely for working capital and other general corporate purposes of Borrower and its Subsidiaries, (b) all Line B Loans solely to fund the purchase price for the Rayco Acquisition and to retire certain Indebtedness of Rayco, Ltd. and (c) the Line C Loans solely for working capital and other general corporate purposes of Borrower and its Subsidiaries at such times as there is no unused availability under the Line A Commitment.

         5.9 Subsidiary Guaranty. Cause each of its Guarantor Subsidiaries hereafter formed, acquired or qualifying as a Guarantor Subsidiary, to execute and deliver a joinder of the Subsidiary Guaranty promptly following such formation, acquisition or qualification.

                                    ARTICLE 6
                               NEGATIVE COVENANTS

             As long as any Loan remains unpaid, or any other Obligation remains unpaid, or any portion of the Commitment remains outstanding, Borrower shall not, and shall not permit any of its Subsidiaries to, unless the Administrative Agent (with the approval of the Line A Majority Banks with respect to the Line A Provisions or with the approval of the Line B/C Majority Banks with respect to the Line B/C Provisions) otherwise consents in writing:

         6.1 Payment or Prepayment of Subordinated Obligations. Make an optional or unscheduled payment or prepayment of any principal (including an optional or unscheduled sinking fund payment), interest or any other amount with respect to any Subordinated Obligation, or make a purchase or redemption of any Subordinated Obligation, or make any payment with respect to any Subordinated Obligation in violation of the subordination provisions in the instruments governing such Subordinated Obligation; provided that: (a) Borrower may prepay and refinance Subordinated Obligations of Borrower if through the issuance of new Subordinated Obligations (i) such new Subordinated Obligations satisfy all of the criteria set forth in the definition of "Subordinated Obligations," and
(ii) the incurrence of such new Subordinated Obligations is permitted under
Section 6.8 hereof; (b) Borrower may purchase or redeem any Subordinated Obligation solely in exchange for shares of capital stock of Borrower which are not subject to mandatory redemption provisions; and (c) Borrower may purchase or redeem any Subordinated Obligation to the extent obligated to do so upon the occurrence of a "Change in Control", as defined in the indenture governing such Subordinated Obligation, if (i) Borrower has provided to the Administrative Agent pro-forma calculations showing that, giving effect to such repurchase (both as to source and application of funds), Borrower would be in compliance with the covenants set forth herein on a pro-forma basis as of the end of the Fiscal Quarter then most recently ended, and (ii) there has not then occurred and is not then continuing any Default or Event of Default, provided that the requirements of clauses (i) and (ii) above need not be satisfied if concurrently with such repurchase Borrower prepays the Obligations in accordance with Section 3.1(f) and terminates the Commitment pursuant to Section 2.6.

         6.2 Dispositions. Make any Disposition, except (a) a Disposition to Borrower or to a wholly-owned Subsidiary of Borrower and (b) a Disposition of a Foreign Subsidiary that does not hold a majority of its assets in the Republic of France.

         6.3 Mergers and Sale of Assets. Merge or consolidate with or into any Person, or sell all or substantially all of its assets to any Person, except;

                  (a) a merger of Borrower into a wholly-owned Subsidiary of Borrower that has nominal assets and liabilities, the primary purpose of which is to effect the reincorporation of Borrower in another state;

                  (b) mergers or consolidations of a Subsidiary of Borrower into Borrower (with Borrower as the surviving corporation) or into any other wholly-owned Subsidiary of Borrower;

                  (c) liquidations of any Subsidiary of Borrower into Borrower or into a wholly-owned Subsidiary of Borrower;

                  (d) a merger of Borrower or one of its Subsidiaries with another Person if (i) Borrower or such Subsidiary is the corporation surviving such merger and (ii) immediately after giving effect to such merger, no Default or Event of Default shall have occurred and be continuing; or

                  (e) Dispositions permitted under Section 6.2.

         6.4 Investments and Acquisitions. Make any Acquisition, or enter into an agreement to make any Acquisition, or make or suffer to exist any Investment, other than:

                  (a) Investments consisting of Cash or Cash Equivalents;

                  (b) advances to employees of Borrower or its Subsidiaries for travel, housing expenses, stock option plans, or otherwise in connection with their employment or the business of Borrower or any of its Subsidiaries;

                  (c) Investments of Borrower in any of its wholly- owned Subsidiaries and Investments of any Subsidiary of Borrower in Borrower or any of Borrower's wholly-owned Subsidiaries;

                  (d) the Rayco Acquisition;

                  (e) Acquisitions of or Investments in Persons engaged in the residential housing construction business and/or the residential land development business in the United States of America, Canada, Mexico and Europe, provided that (i) to the extent that any such Acquisition or Investment is made by a Foreign Subsidiary, after giving effect thereto Borrower shall be in compliance with Section 6.19, (ii) after giving effect to such Acquisition or Investment on a proforma basis, no Default or Event of Default then exists or would result therefrom and (iii) nothing in this clause (e) shall limit Investments permitted by clause (c) above;

                  (f) Acquisitions or Investments in Persons engaged in the commercial construction business in the United States of America or Europe; provided that (i) to the extent that any such Acquisition or Investment is made by a Foreign Subsidiary, after giving effect thereto Borrower shall be in compliance with Section 6.19, (ii) the aggregate cost of such Acquisitions of or Investments in such Persons engaged in the commercial construction business in countries in Europe (other than France) made after the Amendment Effective Date, shall not exceed at any time $25,000,000, (iii) the aggregate cost of such Acquisitions of and Investments in such Persons engaged in the commercial construction business within the United States of America, when added to the aggregate cost of investments in such inventory within the United States of America made after the Amendment Effective Date, shall not exceed $15,000,000 in the aggregate and (iv) nothing in this clause (f) shall limit Investments permitted by clause (c) above;

                  (g) Investments by KBMHG in a Person owning one or more multi-unit affordable housing projects, provided that such Investment is made as a limited partner, or otherwise on a basis that will not result in liability or contingent liability to Borrower or any of its Subsidiaries for the obligations of such Person;

                  (h) Investments by the Mortgage Company that are permitted under the Mortgage Warehousing Agreement;

                  (i) Investments in existence on the Amendment Effective Date disclosed on Schedule 6.4;

                  (j) Acquisitions of or Investments in Persons engaged primarily in businesses in addition to those permitted by Sections 6.4(e) through (g), provided that the aggregate cost of all such Acquisitions and Investments made after the Amendment Effective Date does not exceed at $5,000,000 in the aggregate.

         6.5 ERISA Compliance. Permit any Pension Plan maintained by Borrower or any of its ERISA Affiliates (or to which Borrower or any ERISA Affiliate contributes or is required to contribute), other than a Multiemployer Plan, to incur any material "accumulated funding deficiency," as such term is defined in
Section 302 of ERISA, unless waived, or permit any Pension Plan maintained by any of them to suffer a Termination

Event or incur withdrawal liability under any Multiemployer Plan if any of such events would result in a liability of Borrower or any ERISA affiliate exceeding in the aggregate $5,000,000.

         6.6 Change in Business. Engage in any business other than the businesses as now conducted by Borrower or any of its Subsidiaries.

         6.7 Liens and Negative Pledges. Create, incur, assume, or suffer to exist, or cause or permit any Joint Venture to create, incur, assume or suffer to exist, any Lien of any nature upon or with respect to any of their respective Properties, whether now owned or hereafter acquired, or enter or suffer to exist any Contractual Obligation wherein Borrower, any of its Subsidiaries or any Joint Venture agrees not to grant any Lien on any of their Properties, except:

                  (a) Liens and Contractual Obligations existing on the date hereof and described in Schedule 4.7, provided that the obligations secured by such Liens are not increased and that no such Lien extends to any Property of Borrower or any Subsidiary other than the Property subject to such Lien on the Amendment Effective Date;

                  (b) Liens on Property of any Financial Subsidiary or Foreign Subsidiary securing Indebtedness of that Financial Subsidiary or Foreign Subsidiary;

                  (c) Liens on real Property securing Non-Recourse Indebtedness; provided that any such Non-Recourse Indebtedness complies with the terms of Section 6.8 ;

                  (d) Liens consisting of a Capital Lease covering personal Property;

                  (e) Permitted Encumbrances;

                  (f) attachment, judgment and other similar Liens arising in connection with court proceedings; provided that the execution or enforcement of such Lien is effectively stayed and the claims secured thereby do not in the aggregate exceed $5,000,000 and are being contested in good faith by appropriate proceedings timely commenced and diligently prosecuted;

                  (g) Liens existing on any asset of any corporation at the time such corporation becomes a Subsidiary and not created in contemplation of such event;

                  (h) Liens on any asset of any corporation existing at the time such corporation is merged or consolidated with or into Borrower or any of its Subsidiaries and not created in contemplation of such event;

                  (i) Liens existing on any asset prior to the acquisition thereof by Borrower or any of its Subsidiaries and not created in contemplation of such acquisition;

                  (j) Liens arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Indebtedness is not increased and is not secured by additional assets;

                  (k) Liens arising in the ordinary course of business which (i) do not secure Indebtedness, (ii) do not secure any obligation in an amount exceeding $200,000 individually, or $500,000 in the aggregate, and (iii) do not in the aggregate materially detract from the value of the assets covered by such Liens or materially impair the use thereof in the operation of Borrower's business;

                  (l) Liens not otherwise permitted by the foregoing clauses of this Section which secure Indebtedness not exceeding $500,000 in the aggregate;

                  (m) Liens securing Indebtedness permitted by Section 6.9(e) incurred in connection with the acquisition of Property;

                  (n) Liens referred to in the last sentence of the definition of "Bond Facility" encumbering (i) real property owned by Borrower or one of its Subsidiaries on September 1, 1994 or (ii) other real property of Borrower or one of its Subsidiaries provided that the aggregate obligations secured by such Liens does not exceed $10,000,000;

                  (o) a Contractual Obligation wherein Borrower or any of its Subsidiaries agrees not to a grant any Lien on any of their Properties, if such Contractual Obligation does not, by its terms, prohibit the grant of a Lien in favor of the Administrative Agent and the Banks with respect to the Obligations (and Borrower shall, as soon as reasonably possible, provide to the Banks a copy of such Contractual Obligation);

                  (p) Liens on property of a Joint Venture referred to in
         Section 6.9(h) securing Indebtedness permitted by such Section;

provided, however, in no event may Borrower or any of its Subsidiaries create, incur, assume or suffer to exist any Lien of any nature upon or with respect to any of their Investments in any Joint Venture, or enter or suffer to exist any Contractual Obligation wherein Borrower or any of its Subsidiaries agrees not to grant any Lien on any of their Investments in any Joint Venture, except in connection with customary joint venture agreements entered into in the ordinary course of business that restrict a joint venture partner from granting a Lien on or Contractual Obligation with respect to its ability to convey its interest in a Joint Venture and except that any such Joint Venture may, to secure Indebtedness permitted under this Agreement, grant a Lien on its Property which includes a provision that such Indebtedness will be accelerated and due in its entirety upon the sale or other transfer of such Property.

         6.8 Non-Recourse Indebtedness. Create, incur, assume or suffer to exist, directly or indirectly, any Non-Recourse Indebtedness of Borrower, its Domestic Subsidiaries and Joint Ventures except Non-Recourse Indebtedness that
(a) is incurred only in the connection with the purchase and improvement of Property, (b) constitutes Indebtedness owed to the seller of such Property for the purchase or improvement thereof, (c) as of the date of the incurrence, represents not less than 50% of the purchase price for such property and (d) when aggregated with (x) the amount of all other Non-Recourse Indebtedness of Borrower and its Domestic Subsidiaries plus (y) an amount equal to the aggregate with respect to each Joint Venture of the amount of all Non-Recourse Indebtedness of such Joint Venture times the percentage ownership interest of Borrower and its Subsidiaries in such Joint Venture, does not exceed $100,000,000.

         6.9 Subsidiary Indebtedness and Contingent Guaranty Obligations. Permit any Domestic Subsidiary to create, incur, assume or suffer to exist any Indebtedness, or any Contingent Guaranty Obligation except:

                  (a) the Subsidiary Guaranty;

                  (b) Indebtedness of a Financial Subsidiary;

                  (c) Indebtedness owed to Borrower or to a wholly-owned Subsidiary of Borrower;

                  (d) Contingent Guaranty Obligations of Indebtedness owed to Borrower or to a wholly-owned Subsidiary of Borrower;

                  (e) Indebtedness other than Non-Recourse
         Indebtedness, provided that the aggregate principal amount outstanding at any time does not exceed $5,000,000;

                  (f) Indebtedness (including Indebtedness referred to in subsections (e) above and (h) below) the aggregate outstanding principal amount of which, when added to Indebtedness referred to in
         Section 6.8, does not exceed $100,000,000 at any time;

                  (g) Indebtedness and Contingent Guaranty Obligations under any Bond Facility; and

                  (h) Indebtedness incurred by an "Unimproved Land Joint Venture" (as defined in the following sentence), provided that the aggregate principal amount of all such Indebtedness outstanding at any time does not exceed $35,000,000. As used herein, "Unimproved Land Joint Venture" means a Joint Venture formed by a Subsidiary which does not qualify as a Significant Subsidiary, and to which such Subsidiary has contributed Domestic Unimproved Land.

         6.10 Money Market Indebtedness. Create, incur or suffer to exist any short term Indebtedness under domestic money market credit lines available to Borrower and/or its Subsidiaries, if at any time (a) the sum of the aggregate outstanding principal amount of the Line A Loans and the Line C Loans plus the Line A Letter of Credit Usage plus the Line C Letter of Credit Usage plus the aggregate principal amount of short term Indebtedness of Borrower and its Subsidiaries under domestic money market lines then outstanding would exceed the sum of the Line A Commitment plus the Line C Commitment or (b) the aggregate principal amount of short term Indebtedness of Borrower and its Subsidiaries under domestic money market credit lines extended by any Bank then outstanding plus the aggregate principal amount of Indebtedness of Borrower and its Subsidiaries under revolving lines of credit provided by that Bank would exceed that Bank's Pro-Rata Share of the Commitments (unless the applicable Bank otherwise elects). For purposes of this Section 6.10, "short term Indebtedness under domestic money market credit lines" shall be deemed to be Indebtedness that matures within one year of the date it is incurred.

         6.11 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of Borrower other than (a) a transaction that results in Subordinated Obligations, or (b) a transaction between or among Borrower and its wholly-owned Subsidiaries, or (c) a transaction that has been approved by a resolution adopted by the board of directors of Borrower with the favorable vote of a majority of the directors who have no financial or other interest in the transaction or by the vote of a majority of the outstanding shares of capital stock of Borrower, or (d) an arm's length transaction entered into on terms and under conditions not less favorable to Borrower or any of its Subsidiaries than could be obtained from a Person that is not an Affiliate of Borrower.

         6.12 Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth to be, at the end of each Fiscal Quarter, less than an amount equal to (a) $355,000,000, plus (b) an amount equal to 60% of the positive sum of (i) the consolidated net income (or consolidated net loss) of Borrower and its Subsidiaries for the fiscal period commencing on December 1, 1995 and ending on November 30, 1996 plus (ii) the after tax effect of the Contemplated Charge minus (iii) an amount equal to 100% of the Recapture Gain arising in the period commencing on December 1, 1995 and ending on November 30, 1996 (provided that there shall be no reduction hereunder in the event that such sum is a negative number), plus (c) an amount equal to 60% of consolidated net income of Borrower and its Subsidiaries for the fiscal period commencing on December 1, 1996 and then ending, but excluding from such consolidated net income any Recapture Gain during such period (provided that there shall be no reduction hereunder in the event of a consolidated net loss), plus (d) an amount equal to 100% of the Recapture Gain arising in the period commencing on December 1, 1995 and then ending, plus (e) an amount equal to 60% of the net proceeds received by Borrower from the issuance of capital stock since the Amendment Effective Date and minus
(f) to the extent of an amount equal to 60% of any net proceeds received by Borrower from the issuance of capital stock since the Amendment Effective Date, an amount equal to the cost to Borrower of the repurchase of any capital stock since the Amendment Effective Date.

         6.13  Domestic Leverage Ratio.  Permit the Domestic
Leverage Ratio to be, at the end of each Fiscal Quarter, greater than the ratio set forth below opposite that Fiscal
Quarter:



                  Fiscal Quarter Ending                     Ratio
                  ---------------------                     -----

                  February 29, 1996                     3.00 to 1.00
                  May 31, 1996                          2.80 to 1.00
                  August 31, 1996                       2.50 to 1.00
                  November 30, 1996                     2.10 to 1.00
                  February 28, 1997                     2.40 to 1.00
                  May 31, 1997                          2.20 to 1.00
                  August 31, 1997                       2.10 to 1.00
                  November 30, 1997                     1.80 to 1.00
                    and thereafter


         6.14  Domestic Interest Coverage Ratio.  Permit the
Domestic Interest Coverage Ratio to be, at the end of each Fiscal Quarter, less than the ratio set forth below opposite that Fiscal Quarter:

                  Fiscal Quarter Ending                    Ratio
                  ---------------------                    -----

                  February 29, 1996                     1.50 to 1.00
                  May 31, 1996                          1.65 to 1.00
                  August 31, 1996                       1.75 to 1.00
                  November 30, 1996                     2.00 to 1.00;
                       and thereafter


provided, however, that no Default shall exist under this Section by reason of a failure to comply with the foregoing as of the last day of any Fiscal Quarter (the "Test Date") if (a) the Domestic Interest Coverage Ratio as of the Test Date was at least 1.10 to 1.00, (b) the Domestic Interest Coverage Ratio as of the last day of the Fiscal Quarter immediately following the Test Date (the "Second Test Date") is equal to or higher than that which was required under the table set forth above on the Test Date and (c) the Domestic Interest Coverage Ratio as of the last day of the Fiscal Quarter immediately following the Second Test Date (the "Third Test Date") is in compliance with the table set forth above. If this proviso becomes applicable and Borrower fails to satisfy the requirement set forth in clause (b) hereof, then a Default shall exist under this Section as of the Second Test Date and if Borrower fails to satisfy the requirements set forth in clause (c) hereof, then a Default shall exist under this Section as of the Third Test Date.

         6.15 Distributions. Make any Distribution if an Event of Default then exists or if an Event of Default or Default would result therefrom.

         6.16 Amendments. Amend, waive or terminate any provision in any instrument or agreement governing Subordinated Obligations unless such amendment, waiver or termination would not be materially adverse to the interests of the Banks under this Agreement.

         6.17 Hostile Tender Offers. Make any offer to the shareholders of a publicly held corporation or business entity to purchase or acquire, or consummate such a purchase or acquisition of, more than 5% of the shares of capital stock or analogous ownership interests in such a corporation or business entity if the board of directors or analogous body of such corporation or business entity has notified Borrower that it opposes such offer or purchase, except for consideration which consists solely of shares of capital stock or other equity securities of Borrower or any of its Subsidiaries.

         6.18  Inventory.

                  (a) Permit the book value (adjusted upward, for this purpose, by the amount of any reduction in the book value thereof attributable to the Contemplated Charge to the extent that an asset was reflected on the financial statements of the Borrower and its Consolidated Subsidiaries as of the date the Contemplated Charge was taken and continues to be reflected on such statements) of Domestic Unimproved Land to exceed an amount equal to 100% of Domestic Adjusted Tangible Net Worth as of the end of any two (2) consecutive Fiscal Quarters.

                  (b) Permit the book value (adjusted upward, for this purpose, by the amount of any reduction in the book value thereof attributable to the Contemplated Charge to the extent that an asset was reflected on the financial statements of the Borrower and its Consolidated Subsidiaries as of the date the Contemplated Charge was taken and continues to be reflected on such statements) of Domestic Unimproved Unmapped Land to exceed an amount equal to 50% of Domestic Adjusted Tangible Net Worth as of the end of any two (2) consecutive Fiscal Quarters.

                  (c) Purchase or acquire (i) any additional Domestic Unimproved Land or Domestic Unimproved Unmapped Land if Borrower fails to comply with the ratio set forth in clause (a) above (even for a single Fiscal Quarter) or (ii) any additional Domestic Unimproved Unmapped Land if Borrower fails to comply with the ratio set forth in clause (b) above (even for a single Fiscal Quarter), until in either case Borrower is in compliance with such ratio for at least one Fiscal Quarter.

         6.19 Domestic Standing Inventory. As of any date in any Fiscal Quarter, permit Domestic Standing Inventory to exceed an amount equal to 15% of Net Orders received during that Fiscal Quarter and the three immediately preceding Fiscal Quarters.

         6.20  Investments in Certain Subsidiaries.  Make any
Investment:

                  (a) in any Foreign Subsidiary after the Amendment Effective Date if, after giving effect thereto, the aggregate amount of all such Investments made after the Amendment Effective Date exceeds the sum of
         (i) $30,000,000 plus (ii) the aggregate amount of Distributions declared and paid by all Foreign Subsidiaries to Borrower after the Amendment Effective Date plus (iii) the aggregate amount of capital of Foreign Subsidiaries returned to Borrower after the Amendment Effective Date.

                  (b) in any Financial Subsidiary after the Amendment Effective Date if, after giving effect thereto, the aggregate amount of all such Investments made after the

   Amendment Effective Date exceeds the sum of (i) $40,000,000 plus (ii) the aggregate amount of Distributions declared and paid by all Financial Subsidiaries to Borrower after the Amendment Effective Date plus (iii) the aggregate amount of capital of Financial Subsidiaries returned to Borrower after the Amendment Effective Date. In calculating compliance with this
   Section 6.20(b), the amount of Borrower's Contingent Guaranty Obligations under the Mortgage Warehousing Guaranty shall be excluded from Investments;

            (c) in the Land Fund Joint Venture in excess of $6,000,000 plus the amount of Distributions to Borrower or any of its Subsidiaries paid by the Land Fund Joint Venture since the Amendment Effective Date; and

            (d) in KBMHG after the Amendment Effective Date if, giving effect thereto, the aggregate amount of all such Investments made after the Amendment Effective Date exceeds the sum of (i) $22,500,000 plus (ii) the aggregate amount of Distributions declared and paid by KBMHG to Borrower after the Amendment Effective Date plus (iii) the aggregate amount of capital of KBMHG returned to Borrower after the Amendment Effective Date.

   6.21 Land Fund Joint Venture. Make or permit to be made any material amendment to the organization documents with respect to the Land Fund Joint Venture without the prior written consent of the Majority Banks.

                                    ARTICLE 7
                     INFORMATION AND REPORTING REQUIREMENTS

   7.1 Financial and Business Information of Borrower and Its
Subsidiaries. As long as any Loan remains unpaid or any other Obligation remains unpaid, or any portion of the Commitment remains outstanding, Borrower shall, unless the Administrative Agent (with the approval of the Line A Majority Banks with respect to the Line A Provisions or with the approval of the Line B/C Majority Banks with respect to the Line B/C Provisions) otherwise consents in writing, deliver to the Administrative Agent and each of the Banks (except as otherwise provided below) at its own expense:

            (a) As soon as reasonably possible, and in any event within 60 days after the close of each Fiscal Quarter of Borrower (other than the fourth Fiscal Quarter), (i) the consolidated and consolidating balance sheet of Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter, setting forth in comparative form the corresponding figures for the corresponding Fiscal Quarter of the preceding Fiscal Year, if available, and (ii) the consolidated and consolidating statements of profit and loss and the consolidated statements of cash flows of Borrower and its Consolidated Subsidiaries for such Fiscal Quarter and for the portion of the Fiscal Year ended with such Fiscal Quarter, setting forth in comparative form the corresponding periods of the preceding Fiscal Year. Such consolidated and consolidating balance sheets and statements shall be prepared in reasonable detail in accordance with Generally Accepted Accounting Principles (other than those which require footnote disclosure of certain matters) consistently applied, and shall be certified by the principal financial officer of Borrower, subject to normal year-end accruals and audit adjustments;

            (b) As soon as reasonably possible, and in any event within 90 days after the close of each Fiscal Year of Borrower, (i) the consolidated and consolidating balance sheets of Borrower and its Consolidated Subsidiaries as at the end of such Fiscal Year, setting forth in comparative form the corresponding figures at the end of the preceding Fiscal Year and (ii) the consolidated and consolidating statements of profit and loss and the consolidated statements of cash flows of Borrower and its Consolidated Subsidiaries for such Fiscal Year, setting forth in comparative form the corresponding figures for the previous Fiscal Year. Such consolidated and consolidating balance sheet and statements shall be prepared in reasonable detail in accordance with Generally Accepted Accounting Principles consistently applied. Such consolidated balance sheet and statements shall be accompanied by a report and opinion of Ernst & Young or other independent certified public accountants of recognized standing selected by Borrower (to which either the Line A Majority Banks or the Line B/C Majority Banks have not reasonably objected), which report and opinion shall state that the examination of such consolidated financial statements by such accountants was made in accordance with generally accepted auditing standards and that such consolidated financial statements fairly present the financial condition, results of operations and of cash flows of Borrower and its Subsidiaries subject to no exceptions as to scope of audit and subject to no other exceptions or qualifications (other than changes in accounting principles in which the auditors concur) not approved by Both Majority Banks in their reasonable discretion. Such accountants' report and opinion shall be accompanied by a certificate stating that, in conducting the audit examination of books and records necessary for the certification of such financial statements, such accountants have obtained no knowledge of any Default or Event of Default hereunder or, if in the opinion of such accountants, any such Default or Event of Default shall exist, stating the nature and status of such event, and setting forth the applicable calculations under Sections 6.4(f) and (j), 6.8, 6.9(e) and (f), 6.12, 6.13, 6.14, 6.18 (a) and (b), 6.19 (without requiring any physical count of inventory) and 6.20, as of the date of the balance sheet. Such consolidating balance sheet and statements shall be certified by the principal financial officer of Borrower;

            (c) Promptly after the receipt thereof by Borrower, copies of any audit or management reports submitted to it by independent accountants in connection with any audit or interim audit submitted to the board of directors of Borrower or any of its Subsidiaries;

            (d) Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to its stockholders, and copies of all annual, regular, periodic and special reports and registration statements which Borrower may file or be required to file with the Commission or any similar or corresponding Governmental Agency or with any securities exchange;

            (e) Promptly upon a Senior Officer of Borrower becoming aware, and in any event within ten Banking Days after becoming aware, of the occurrence of any (i) "reportable event" (as such term is defined in Section 4043 of ERISA) other than any such event as to which the PBGC has by regulation waived the requirement of 30 days' notice or (ii) "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) in connection with any Pension Plan, other than a Multiemployer Plan, or any trust created thereunder, a written notice specifying the nature thereof, what action Borrower and any of its Subsidiaries is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto;

            (f) Promptly upon a Senior Officer of Borrower becoming aware, and in any event within five Banking Days after becoming aware, of the existence of a Default or an Event of Default, a written notice specifying the nature and period of existence thereof and what action Borrower is taking or proposes to take with respect thereto;

            (g) Promptly upon a Senior Officer of Borrower becoming aware, and in any event within five Banking Days after becoming aware, that the holder of any evidence of Indebtedness for borrowed money or Security of Borrower or any of its Subsidiaries has given notice or taken any other action with respect to a default or event of default, a written notice specifying the notice given or action taken by such holder and the nature of such default or event of default and what action Borrower or its Subsidiary is taking or proposes to take with respect thereto;

            (h) Promptly upon a Senior Officer of Borrower becoming aware, and in any event within five Banking Days after becoming aware, of the existence of any pending or threatened litigation or any investigation by any Governmental Agency that would constitute a Material Adverse Effect (provided, that no failure of a Senior Officer to provide notice of any such event shall be the sole basis for any Default or Event of Default hereunder);

            (i) As soon as reasonably possible, and in any event within 60 days after the close of each Fiscal Quarter (except 90 days after the close of the Fiscal Year) of the Land Fund Joint Venture and each other Joint Venture, a report certified by a Senior Officer of Borrower setting forth (i) a complete list of all real Property held by the Land Fund Joint Venture and each other Joint Venture as of the end of such fiscal quarter, (ii) the aggregate outstanding principal amount of Non-Recourse Indebtedness of the Land Fund Joint Venture and each other Joint Venture as of the end of such fiscal quarter and (iii) the aggregate amount of Borrower's Investment in the Land Fund Joint Venture and each other Joint Venture as of the end of such fiscal quarter;

            (j) As soon as possible, and in any event within 60 days after the close of each Fiscal Quarter of Borrower (except 90 days after the close of the Fiscal Year of Borrower), (i) a sales report by geographical region, certified by a Senior Officer of Borrower, setting forth the number of homes or other units sold and delivered during such period and in backlog at the end of such period, (ii) an inventory report for such Fiscal Quarter summarizing such inventory by type and geographical region and otherwise in form and substance satisfactory to Both Majority Banks, (iii) a quarterly report in form and substance satisfactory to Both Majority Banks detailing intercompany borrowings and repayments between Borrower and its Domestic Subsidiaries during such Fiscal Quarter, (iv) a report of any change, as of the last day of such Fiscal Quarter, in the listing of Financial Subsidiaries and Foreign Subsidiaries set forth in Schedule 4.4 (as the same may have been revised by previous reports under this clause
   (j)(iv)) and (v) a written report in form satisfactory to Both Majority Banks describing the Asset

   Sales that occurred during such Fiscal Quarter and any Asset Sales that Borrower then contemplates may occur during the next Fiscal Quarter (provided that this report shall only be required for Fiscal Quarters ending on or before the Line B/C Maturity Date);

            (k) As soon as reasonably possible, and in any event prior to the date that is sixty (60) days after the commencement of each Fiscal Year, deliver to the Administrative Agent the business plan of Borrower and its Subsidiaries for that Fiscal Year, together with projections (in substantially the same format as the Projections) covering the next two (2) Fiscal Years;

            (l) Promptly following obtaining knowledge thereof by a Senior Officer of Borrower, written notice of any change in the Credit Rating Level;

            (m) Promptly following Borrower's public announcement of the Contemplated Charge, a written summary thereof setting forth, for each operating division of Borrower, the categories of assets against which the Contemplated Charge will be made, the number of lots and/or acres involved in each such asset category and the aggregate book values thereof before and after the Contemplated Charge, together with an express invitation to each Bank to review at a reasonable time and location Borrower's detailed records of the Contemplated Charge and to make reasonable copies and extracts therefrom;

            (n) As soon as available, and in any event not later than April 15, 1996, a copy of Borrower's "Debt Reduction Program," which shall include a description of the contemplated role of Asset Sales as part of such Program, in form reasonably satisfactory to the Administrative Agent; and

            (o) Such other data and information as from time to time may be reasonably requested by any of the Banks.

   7.2 Compliance Certificate. Not later than 60 days after the close of each Fiscal Quarter and 90 days after the close of each Fiscal Year, a Compliance Certificate dated as of the last day of the Fiscal Quarter or Fiscal Year, as the case may be, (a) setting forth computations showing, in detail reasonably satisfactory to the Administrative Agent, whether Borrower and its Subsidiaries were in compliance with their obligations to the Banks pursuant to Sections 6.4(f) and (j), 6.8, 6.9(e) and (f), 6.12, 6.13, 6.14, 6.18(a) and (b), 6.19 and
6.20; (b) either (i) stating that to the best knowledge of the certifying officer as of the date of such certificate there is no Default or Event of Default, or (ii) if there is a Default or Event of Default as of the date of such certificate, specifying all such Defaults or Events of Default and their nature and status and (c) stating, to the best knowledge of the certifying officer, whether any event or circumstance constituting a Material Adverse Effect (other than a Material Adverse Effect which is not particular to the Borrower and which is generally known) has occurred since the date of the most recent Compliance Certificate delivered under this Section and, if so, describing such Material Adverse Effect in reasonable detail. No failure of the certifying officer to describe the existence of an event or circumstance constituting a Material Adverse Effect shall be the sole basis for any Default or Event of Default hereunder.

                                    ARTICLE 8
                                   CONDITIONS

   8.1 Initial Advances. The effectiveness of this Agreement, and obligations of the Banks to make the initial Advances and of the Issuing Bank to issue the initial Letter of Credit are subject to the following conditions, each of which shall be satisfied prior to or concurrently with the making of the initial Advances:

            (a) The Administrative Agent shall have received all of the following, each dated as of the Amendment Effective Date (unless otherwise specified or unless the Administrative Agent otherwise agrees) and all in form and substance satisfactory to the Administrative Agent and legal counsel for the Administrative Agent:

                             (1) executed counterparts of this Agreement,
            sufficient in number for distribution to the Banks and Borrower;

                             (2) the Line A Notes executed by Borrower in favor
            of each Line A Bank, each in a principal amount equal to that Bank's Pro Rata Share of the Line A Commitment;

                             (3) the Line B Notes executed by Borrower in favor
            of each Line B/C Bank, each in a principal amount equal to that Bank's Pro Rata Share of the Line B Commitment;

                             (4) the Line C Notes executed in favor of each Line
            B/C Bank, each in a principal amount equal to that Bank's Pro Rata Share of the Line C Commitment;

                             (5) the Subsidiary Guaranty executed by each
            Subsidiary which is a Guarantor Subsidiary as of the Amendment Effective Date;

                             (6) with respect to Borrower and each Subsidiary
            which is a Guarantor Subsidiary as of the Amendment Effective Date, such documentation as the Administrative Agent may reasonably require to establish the due organization, valid existence and good standing of Borrower and each such Subsidiary, its qualification to engage in business in each jurisdiction in which it is required to be so qualified, its authority to execute, deliver and perform any Loan Documents to which it is a Party, and the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf, including, without limitation, certified copies of articles of incorporation and amendments thereto, bylaws and amendments thereto, certificates of good standing and/or qualification to engage in business, tax clearance certificates, certificates of corporate resolutions, incumbency certificates, and the like;

                             (7)     the Opinions of Counsel;

                             (8) a copy of the Rayco Acquisition Agreement,
            together with all schedules and material ancillary agreements and documents, certified by a Senior Officer to be a true copy;

                             (9) an Officer's Certificate of Borrower affirming,
            to the best knowledge of the certifying Senior Officer, that the conditions set forth in Sections 8.1(b), 8.1(c) and 8.1(d) have been satisfied; and

                             (10) such other assurances, certificates,
            documents, consents or opinions relevant hereto as the Administrative Agent may reasonably require.

            (b) With respect to availability under the Line B Commitment and the Line C Commitment, the Rayco Acquisition shall be in a position to close within the next two (2) Banking Days.

            (c) The representations and warranties of Borrower contained in
   Article 4 shall be true and correct in all material respects on and as of the Amendment Effective Date.

            (d) Borrower and its Subsidiaries and any other Parties shall be in compliance with all the terms and provisions of the Loan Documents.

            (e) The Banks shall have received the written legal opinion of Messrs. Sheppard, Mullin, Richter & Hampton, legal counsel to the Administrative Agent, to the effect that the Opinions of Counsel are acceptable and such other matters relating to the Loan Documents as the Administrative Agent may request.

   8.2 Any Advance. The obligations of the Banks to make any Advance are subject to the following conditions precedent:

            (a) the Administrative Agent shall have received a Request for Loan;

            (b) the representations and warranties contained in Article 4 (other than the representations and warranties contained in Sections 4.4(a), 4.5, 4.6, 4.7, 4.9, 4.12, 4.14, 4.18 and 4.19) shall be true and correct in all material respects on and as of the date of the Loan as though made on and as of that date and no event or circumstance that constitutes a Material Adverse Effect shall have occurred since the Amendment Effective Date;

            (c) no Material KBMC Default or Material KBMC Event of Default then exists under the Mortgage Warehousing Agreement; provided that this condition precedent shall not apply in respect of a Curable KBMC Default so long as the proceeds of any Loan made in reliance on this proviso are actually used to cure such Curable KBMC Default; and

            (d) the Administrative Agent shall have received such other information relating to any matters which are the subject of Section 8.2(b) or the compliance by Borrower with this Agreement as may reasonably be requested by the Administrative Agent on behalf of a Bank.

   8.3 Any Letter of Credit. The obligation of any Issuing Bank to issue any Letter of Credit, and the obligation of the other Banks to participate therein, are subject to the conditions precedent that (a) the conditions set forth in Section 8.2 have been satisfied and (b) Borrower shall have certified that, giving effect to the issuance of the requested Letter of Credit, the Letter of Credit Usage shall not exceed any limitations set forth in this Agreement.

                                    ARTICLE 9
              EVENTS OF DEFAULT AND REMEDIES UPON EVENTS OF DEFAULT

   9.1 Events of Default. There will be a default hereunder if any one or more of the following events ("Events of Default") occurs and is continuing, whatever the reason therefor:

            (a) failure to pay any installment of principal on any of the Notes on the date, or any payment in respect of a Letter of Credit pursuant to
   Section 2.5(e), when due; or

            (b) failure to pay any installment of interest on any of the Notes, or to pay any fee or other amounts due the Administrative Agent or any Bank hereunder, within five Banking Days after the date when due; or

            (c) any failure to comply with Sections 5.8, 5.9, 6.1, 6.2, 6.3, 6.4, 6.7, 6.8, 6.9, 6.12, 6.13, 6.14, 6.18, 6.19, 6.20 or 7.1(f); or

            (d) any failure to comply with Section 6.11 which shall remain unremedied for a period of three Banking Days after notice by the Administrative Agent of such Default; or

            (e) Borrower or any other Party fails to perform or observe any other term, covenant, or agreement contained in any Loan Document on its part to be performed or observed within thirty (30) calendar days after notice by the Administrative Agent of such Default; or

            (f) any representation or warranty in any Loan Document or in any certificate, agreement, instrument, or other document made or delivered, on or after the Amendment Effective Date, pursuant to or in connection with any Loan Document proves to have been incorrect when made in any respect material to the ability of the Borrower to duly and punctually perform all of the Obligations; or

            (g) Any failure to pay any principal when due (including upon acceleration thereof) under the Mortgage Warehousing Agreement; or

            (h) Borrower or any of its Significant Subsidiaries (i) fails to pay the principal, or any principal installment, of any present or future Indebtedness (other than Non-Recourse Indebtedness, and in the case of the Mortgage Company, arising under the Mortgage Warehousing Agreement), or any guaranty of present or future Indebtedness

   (other than Non-Recourse Indebtedness) on its part to be paid, when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise in excess of $10,000,000 individually or $25,000,000 in the aggregate or (ii) fails to perform or observe any other material term, covenant, or agreement on its part to be performed or observed, or suffers to exist any condition, in connection with any present or future Indebtedness (other than Non-Recourse Indebtedness, and in the case of the Mortgage Company, arising under the Mortgage Warehousing Agreement) or any guaranty of present or future Indebtedness (other than Non-Recourse Indebtedness), in excess of $10,000,000 individually or $25,000,000 in the aggregate, if as a result of such failure or such condition any holder or holders thereof (or an agent or trustee on its or their behalf) has the right to declare it due before the date on which it otherwise would become due; or

            (i) any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of all the Banks or satisfaction in full of all the Obligations, ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid, or unenforceable in any respect which is, in the reasonable opinion of the Majority Banks, materially adverse to the interest of the Banks;

            (j) a final judgment (or judgments) against Borrower or any of its Significant Subsidiaries is entered for the payment of money in excess of $10,000,000 individually or $25,000,000 in the aggregate, and remains unsatisfied without procurement of a stay of execution within thirty (30) calendar days after the issuance of any writ of execution or similar legal process or the date of entry of judgment, whichever is earlier, or in any event at least five (5) calendar days prior to the sale of any assets pursuant to such legal process; or

            (k) Borrower or any Significant Subsidiary of Borrower institutes or consents to any proceeding under a Debtor Relief Law relating to it or to all or any part of its Property, or fails generally to pay its debts as they mature, or makes a general assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer for it or for all or any part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any part of its Property is instituted without the consent of that Person, and continues undismissed or unstayed for sixty (60) calendar days; or

            (l) the occurrence of a Termination Event with respect to any Pension Plan if the aggregate liability of Borrower and its ERISA Affiliates under ERISA as a result thereof exceeds $10,000,000; or the complete or partial withdrawal by Borrower or any of its ERISA Affiliates from any Multiemployer Plan if the aggregate liability of Borrower and its ERISA Affiliates as a result thereof exceeds $10,000,000; or

            (m) any determination is made by a court of competent jurisdiction that payment of principal or interest or both is due to the holder of any Subordinated Obligations which would not be permitted by Section 6.1 or that any Subordinated Obligation is not subordinated in accordance with its terms to the Obligations.

   9.2 Remedies Upon Event of Default. Without limiting any other rights or remedies of the Administrative Agent or the Banks provided for elsewhere in this Agreement or the Loan Documents, or by applicable Law or in equity, or otherwise:

            (a) Upon the occurrence of any Event of Default, and so long as any such Event of Default shall be continuing (other than an Event of Default described in Section 9.1(k) with respect to Borrower or a Guarantor Subsidiary):

                   (i) all commitments to make Advances or issue Letters of
            Credit, and all other obligations of the Administrative Agent, the Issuing Bank or the Banks shall be suspended without notice to or demand upon Borrower, which are expressly waived by Borrower, except that the Line A Majority Banks may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to the Line A Majority Banks, to reinstate the Line A Commitment and make further Advances or issue Letters of Credit, which waiver or determination shall apply equally to, and shall be binding upon, all the Line A Banks and except that the Line B/C Majority Banks may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to the Line B/C Majority Banks, to reinstate the Line B Commitment and the Line C Commitment and make further Advances or issue Letters of Credit, which waiver or determination shall apply equally to, and shall be binding upon, all the Line B/C Banks;

                   (ii) the Line A Majority Banks may request the Administrative
            Agent to, and the Administrative Agent thereupon shall, declare the unpaid principal of all Line A Obligations due to the Line A Banks hereunder and under the Line A Notes, an amount equal to the Line A Letter of Credit Usage, all interest accrued and unpaid thereon, and all other amounts payable to the Line A Banks under the Loan Documents to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand, or further notice of any kind, all of which are expressly waived by Borrower; provided that the Administrative Agent shall notify Borrower (by telecopy and, if practicable, by telephone) substantially concurrently with any such acceleration (but the failure of Borrower to receive such notice shall not affect such acceleration) and the Line B/C Majority Banks may request the Administrative Agent to, and the Administrative Agent thereupon shall, declare the unpaid principal of all Line B/C Obligations due to the Line B/C Banks hereunder and under the Line B Notes and the Line C Notes, an amount equal to the Line C Letter of Credit Usage, all interest accrued and unpaid thereon, and all other amounts payable to the Line B/C Banks under the Loan Documents to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand, or further notice of any kind, all of which are expressly waived by Borrower; provided that the Administrative Agent shall notify Borrower (by telecopy and, if practicable, by telephone) substantially concurrently with any such acceleration (but the failure of Borrower to receive such notice shall not affect such acceleration).

            (b) Upon the occurrence of any Event of Default described in
Section 9.1(k) with respect to Borrower or a Guarantor Subsidiary:

                    (i) all commitments to make Advances or issue Letters of
            Credit, and all other obligations of the Administrative Agent, the Issuing Bank(s) or the Banks under the Loan Documents shall terminate without notice to or demand upon Borrower, which are expressly waived by Borrower, except that all the Line A
            Banks may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to all the Line A Banks, to reinstate the Line A Commitment and make further Advances and except that all the Line B/C Banks may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to all the Line B/C Banks, to reinstate the Line B Commitment and the Line C Commitment and make further Advances;

                (ii) the unpaid principal of all Obligations due to the Banks hereunder and under the Notes, an amount equal to the Letter of Credit Usage and all interest accrued and unpaid on such Obligations, and all other amounts payable under the Loan Documents shall be forthwith due and payable, without protest, presentment, notice of dishonor, demand, or further notice of any kind, all of which are expressly waived by Borrower.

            (c) So long as any Letter of Credit shall remain outstanding, any amounts received by the Administrative Agent in respect of the Letter of Credit Usage pursuant to Section 9.2.(a)(ii) or 9.2(b)(ii) may be held as cash collateral for the obligation of Borrower to reimburse the Issuing Bank in event of any drawing under any Letter of Credit (and Borrower hereby grants to the Administrative Agent a security interest in such cash collateral). In the event any Letter of Credit in respect of which Borrower has deposited cash collateral with the Administrative Agent is cancelled or expires, the cash collateral shall be applied first to the reimbursement of the Issuing Bank (or all of the Banks, as the case may be) for any drawings thereunder, and second to the payment of any outstanding Obligations of Borrower hereunder or under any other Loan Document.

            (d) Upon the occurrence of an Event of Default, the Banks and the Administrative Agent, or any of them, may proceed to protect, exercise, and enforce their rights and remedies under the Loan Documents against Borrower or any other Party and such other rights and remedies as are provided by Law or equity, without notice to or demand upon Borrower (which are expressly waived by Borrower) except to the extent required by applicable Laws.
   The order and manner in which the rights and remedies of the Banks under the Loan Documents and otherwise are exercised shall be determined by the Majority Banks.

            (e) All payments received by the Administrative Agent and the Banks, or any of them, after the acceleration of the maturity of the Loans shall be applied first to the costs and expenses (including attorneys' fees and disbursements) of the Administrative Agent, acting as

   Administrative Agent, and of the Banks and thereafter paid pro rata to the Banks in the same proportion that the aggregate of the unpaid principal amount owing on the Obligations of Borrower to each Bank, plus accrued and unpaid interest thereon, bears to the aggregate of the unpaid principal amount owing on all the Obligations, plus accrued and unpaid interest thereon. Regardless of how each Bank may treat the payments for the purpose of its own accounting, for the purpose of computing Borrower's Obligations, the payments shall be applied first, to the costs and expenses of the Administrative Agent, acting as Administrative Agent, and the Banks as set forth above, second, to the payment of accrued and unpaid fees hereunder and interest on all Obligations to the Banks, to and including the date of such application (ratably according to the accrued and unpaid interest on the Loans), third, to the ratable payment of the unpaid principal of all Obligations to the Banks, and fourth, to the payment of all other amounts then owing to the Administrative Agent or the Banks under the Loan Documents. No application of the payments will cure any Event of Default or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents or prevent the exercise, or continued exercise, of rights or remedies of the Banks hereunder or under applicable Law unless all amounts then due (whether by acceleration or otherwise) have been paid in full.

                                   ARTICLE 10
                            THE ADMINISTRATIVE AGENT

   10.1 Appointment and Authorization. Subject to Section 10.7, each Bank hereby irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof or are reasonably incidental, as determined by the Administrative Agent, thereto. This appointment and authorization does not constitute appointment of the Administrative Agent as trustee for any Bank and, except as specifically set forth herein to the contrary, the Administrative Agent shall take such action and exercise such powers only in an administrative and ministerial capacity.

   10.2 Administrative Agent and Affiliates. Bank of America (and each successor Administrative Agent) has the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not the Administrative Agent; and the term "Bank" or "Banks" includes Bank of America in its individual capacity. Bank of America (and each successor Administrative Agent) and its respective

Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Borrower and any Affiliate of Borrower, as if it were not the Administrative Agent and without any duty to account therefor to the Banks. Bank of America (and each successor Administrative Agent) need not account to any other Bank for any monies received by it for reimbursement of its costs and expenses as Administrative Agent hereunder, or for any monies received by it in its capacity as a Bank hereunder, except as otherwise provided herein.

   10.3 Banks' Credit Decisions. Each Bank agrees that it has, independently and without reliance upon the Administrative Agent, any other Bank, or the directors, officers, agents, or employees of the Administrative Agent or of any other Bank, and instead in reliance upon information supplied to it by or on behalf of Borrower and its Subsidiaries and upon such other information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each Bank also agrees that it shall, independently and without reliance upon the Administrative Agent, any other Bank, or the directors, officers, agents, or employees of the Administrative Agent or of any other Bank, continue to make its own independent credit analyses and decisions in acting or not acting under the Loan Documents.

   10.4  Action by Administrative Agent.

            (a) The Administrative Agent may assume that no Default or Event of Default has occurred and is continuing, unless the Administrative Agent has actual knowledge of the Default or Event of Default, has received notice from Borrower stating the nature of the Default or Event of Default, or has received notice from a Bank stating the nature of the Default or Event of Default and that Bank considers the Default or Event of Default to have occurred and to be continuing.

            (b) The Administrative Agent has only those obligations under the Loan Documents that are expressly set forth therein. Without limitation on the foregoing, the Administrative Agent shall have no duty to inspect any property of Borrower or any of its Subsidiaries, although the Administrative Agent may in its discretion periodically inspect any property from time to time.

            (c) Except for any obligation expressly set forth in the Loan Documents and as long as the Administrative Agent may assume that no Event of Default has occurred and is continuing, the Administrative Agent may, but shall not be required to, exercise its discretion to act or not act, except that the Administrative Agent shall be required to act or not act upon the instructions of the Line A Majority Banks (or of all the

Line A Banks, to the extent required by Section 11.2) with respect to the Line A Obligations or the instructions of the Line B/C Majority Banks (or of all the Line B/C Banks, to the extent required by Section 11.2) with respect to the Line B/C Obligations and those instructions shall be binding upon the Administrative Agent and all the Line A Banks or Line B/C Banks, as the case may be, provided that the Administrative Agent shall not be required to act or not act if to do so would, in the reasonable judgment of the Administrative Agent, expose the Administrative Agent to significant liability or would be contrary to any Loan Document or to applicable law.

            (d) If the Administrative Agent has received a notice specified in clause (a), the Administrative Agent shall give notice thereof to the Banks and shall act or not act upon the instructions of the Line A Majority Banks (or of all the Line A Banks, to the extent required by Section
11.2) with respect to the Line A Obligations or the instructions of the Line B/C Majority Banks (or of all the Line B/C Banks to the extent required by Section 11.2) with respect to the Line A Obligations or the instructions of the Line B/C Majority Banks (or of all the Line B/C Banks, to the extent required by Section 11.2) with respect to the Line A Obligations or the instructions of the Line B/C Banks to the extent required by Section 11.2) with respect to the Line B/C Obligations fail, for three (3) Banking Days after the receipt of notice from the Administrative Agent, to instruct the Administrative Agent, then the Administrative Agent, in its sole discretion, may act or not act as it deems advisable for the protection of the interests of the Banks.

            (e) The Administrative Agent shall have no liability to any Bank for acting, or not acting, as instructed by the Line A Majority Banks (or all the Line A Banks, if required under Section 11.2) with respect to the Line A Obligations or the instructions of the Line B/C Majority Banks (or of all the Line B/C Banks to the extent required by Section 11.2) with respect to the Line B/C Obligations, notwithstanding any other provision hereof.

   10.5 Liability of Administrative Agent. Neither the Administrative
Agent nor any of its respective directors, officers, agents, or employees shall be liable for any action taken or not taken by them under or in connection with the Loan Documents, except for their own gross negligence or willful misconduct. Without limitation on the foregoing, the Administrative Agent and its respective directors, officers, agents, and employees:

            (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives notice of the assignment or transfer thereof in form satisfactory to the

Administrative Agent, signed by the payee and may treat each Bank as the owner of that Bank's interest in the obligations due to Banks for all purposes of this Agreement until the Administrative Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Administrative Agent, signed by that Bank;

            (b) may consult with legal counsel, in-house legal counsel, independent public accountants, in-house accountants and other professionals, or other experts selected by it, or with legal counsel, independent public accountants, or other experts for Borrower, and shall not be liable for any action taken or not taken by it or them in good faith in accordance with the advice of such legal counsel, independent public accountants, or experts;

            (c) will not be responsible to any Bank for any statement, warranty, or representation made in any of the Loan Documents or in any notice, certificate, report, request, or other statement (written or oral) in connection with any of the Loan Documents;

            (d) except to the extent expressly set forth in the Loan Documents, will have no duty to ascertain or inquire as to the performance or observance by Borrower or any other Person of any of the terms, conditions, or covenants of any of the Loan Documents or to inspect the property, books, or records of Borrower or any of its Subsidiaries or other Person;

            (e) will not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, effectiveness, sufficiency, or value of any Loan Document, any other instrument or writing furnished pursuant thereto or in connection therewith;

            (f) will not incur any liability by acting or not acting in reliance upon any Loan Document, notice, consent, certificate, statement, or other instrument or writing believed by it or them to be genuine and signed or sent by the proper party or parties; and

            (g) will not incur any liability for any arithmetical error in computing any amount payable to or receivable from any Bank hereunder, including without limitation payment of principal and interest on the Notes, payment of commitment fees, Loans, and other amounts; provided that promptly upon discovery of such an error in computation, the Administrative Agent, the Banks, and (to the extent applicable) Borrower shall make such adjustments as are necessary to correct such error and to restore the parties to the position that they would have occupied had the error not occurred.

   10.6 Indemnification. Each Line A Bank shall, ratably in accordance with the respective principal amount of its Line A Commitment, indemnify and hold the Administrative Agent and its directors, officers, agents, and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever (including, without limitation, attorney's fees and disbursements) that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of the Line A Provisions (other than losses incurred by reason of the failure by Borrower to pay the obligations due to the Line A Banks hereunder or under the Line A Notes) or any action taken or not taken by it as Administrative Agent thereunder, except for the Administrative Agent's gross negligence or willful misconduct. Each Line B/C Bank shall likewise so indemnify the Administrative Agent and its directors, officers, agents and employees in accordance with the preceding sentence except that references to the Line A Commitment, Line A Note, Line A Provisions and Line A Banks shall instead be references to the Line B Commitment, Line C Commitment, Line B Notes, Line C Notes, Line B/C Provisions and Line B/C Banks. Without limitation on the foregoing, each Bank shall reimburse the Administrative Agent upon demand for that Bank's ratable share of any cost or expense incurred by the Administrative Agent in connection with the negotiation, preparation, execution, delivery, administration, amendment, waiver, refinancing, restructuring, reorganization (including a bankruptcy reorganization), or enforcement of the Loan Documents, to the extent that Borrower is required by Section 11.3 to pay that cost or expense but fails to do so upon demand. Any such reimbursement shall not relieve Borrower of its obligations under Section 11.3.

   10.7 Successor Administrative Agent. The Administrative Agent may resign as such at any time by written notice to Borrower and the Banks, to be effective upon a successor's acceptance of appointment as Administrative Agent. Both Majority Banks may at any time remove the Administrative Agent by written notice to that effect to be effective on such date as Both Majority Banks designate. In either event, Both Majority Banks shall appoint a successor Administrative Agent or Agents, who must be from among the Banks;
provided, that the Administrative Agent shall be entitled to appoint a successor Administrative Agent from among the Banks, subject to acceptance of appointment by that successor Administrative Agent, if Both Majority Banks have not appointed a successor Administrative Agent within thirty (30) days after the date the Administrative Agent gave notice of resignation or was removed. Upon a successor's acceptance of appointment as Administrative Agent, the successor will thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the Administrative Agent under the Loan Documents, and the resigning or removed Administrative Agent will thereupon be discharged from its duties and obligations thereafter arising under the Loan Documents. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article 10 and Sections
11.3 and 11.10 shall inure to its benefit as to any action taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

   10.8 No Obligations of Borrower. Nothing contained in this
Article 10 shall be deemed to impose upon Borrower any obligation in respect of the due and punctual performance by the Administrative Agent of its obligations to the Banks under any provision of this Agreement, and Borrower shall have no liability to the Administrative Agent or any of the Banks in respect of any failure by the Administrative Agent or any Bank to perform any of its obligations to the Administrative Agent or the Banks under this Agreement. Without limiting the generality of the foregoing, where any provision of this Agreement relating to the payment of any amounts due and owing under the Loan Documents provides that such payments shall be made by Borrower to the Administrative Agent for the account of the Banks, Borrower's obligations to the Banks in respect of such payments shall be deemed to be satisfied upon the making of such payments to the Administrative Agent in the manner provided by this Agreement.

                                   ARTICLE 11
                                  MISCELLANEOUS

   11.1 Cumulative Remedies; No Waiver. The rights, powers, and remedies of the Administrative Agent or any Bank provided herein or in any Note or other Loan Document are cumulative and not exclusive of any right, power, or remedy provided by law or equity. No failure or delay on the part of the Administrative Agent or any Bank in exercising any right, power, or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, or remedy preclude any other or further exercise of any other right, power, or remedy. The terms and conditions of Sections 8.1, 8.2, 8.3 and 8.4 hereof are inserted for the sole benefit of the Banks and the Administrative Agent may (with the approval of the Line A Majority Banks with respect to their application to the Line A Obligations and with the approval of the Line B/C Majority Banks with respect to their application to the Line
B/C Obligations) waive them in whole or in part with or without terms or conditions in respect of any Loan, without prejudicing the Banks' rights to assert them in whole or in part in respect of any other Loans.

   11.2 Amendments; Consents. No amendment, modification, supplement, termination, or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by Borrower or any other Party therefrom, may in any event be effective unless in writing signed by the Administrative Agent with the approval of the Line A Majority Banks (if with respect to any Line A Provision) or the approval of the Line B/C Majority Banks (if with respect to any Line B/C Provision) and Borrower, and then only in the specific instance and for the specific purpose given; and without the approval in writing of all the Line A Banks (or in the case of Section 11.2(d), Banks holding at least 66 2/3% of the Line A Commitment), no amendment, modification, supplement, termination, waiver, or consent may be effective:

            (a) to amend or modify the principal of, or the amount of principal or principal prepayments, payable on any Line A Obligation or the amount of the Line A Commitment or to decrease the rate of any interest or fee payable to any Bank;

            (b) to postpone any date fixed for any payment of principal of, prepayment of principal of, or any installment of interest on, any Line A Obligation or any installment of any fee or to extend the term of the Commitment;

            (c) to amend or modify the provisions of the definitions in Section
   1.1 of "Majority Banks" or of Sections 11.2, 11.9, 11.10, or 11.11;

            (d) release any Guarantor Subsidiary from liability under any Subsidiary Guaranty with respect to the Line A Obligations; or

            (e) to amend or modify any provision of this Agreement or the Loan Documents that expressly requires the consent or approval of all the Banks.

            Without the approval in writing of all of the Line B/C Banks, no amendment, modification, supplement, termination, waiver, or consent may be effective with respect to any of the matters set forth in clauses (a) and (b) above insofar as the same apply to the Line B/C Obligations or in clauses (c) or (e) above. Without the approval in writing of Banks holding at least 66 2/3% of the Line B Commitment and Line C Commitment, no amendment, modification, supplement, termination, waiver, or consent may be effective with respect to the matter referred to in clause (d) above with respect to the Line B/C Obligations. Any amendment, modification, supplement, termination, waiver, or consent pursuant to this

Section 11.2 shall apply equally to, and shall be binding upon, all the Banks and the Agents.

   11.3 Costs, Expenses and Taxes. Borrower shall pay within 15 days after demand the reasonable actual out-of-pocket costs and expenses of the Managing Agents and the Administrative Agent in connection with (a) the negotiation, preparation, execution, delivery, arrangement, syndication and closing of the Loan Documents, provided that such costs and expenses do not exceed the amounts referred to in a letter agreement between Borrower and the Managing Agents, (b) administration of the Loan Documents, provided that such costs and expenses do not exceed the amounts set forth in a letter agreement between Borrower and the Administrative Agent and (c) any amendment, waiver or modification of the Loan Documents. Borrower shall pay within 15 days after demand the reasonable out-of-pocket costs and expenses of the Administrative Agent and each of the Banks in connection with the enforcement of any Loan Documents, including in connection with any refinancing, restructuring, reorganization (including a bankruptcy reorganization, if such payment is approved by the bankruptcy court or any similar proceeding). The costs and expenses referred to in the first sentence above (in the case of the Managing Agents and Administrative Agent only) and the second sentence above (in the case of the Administrative Agent and the Banks) shall include filing fees, recording fees, title insurance fees, appraisal fees, search fees, and other out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of any legal counsel retained by the Managing Agents and Administrative Agent or any of the Banks (including the allocated costs of in-house counsel), as the case may be, or independent public accountants and other outside experts retained by the Managing Agents and Administrative Agent (provided that Borrower shall not be liable under this Section 11.3 for fees and expenses of more than one firm of independent public accountants, or more than one expert with respect to a specific subject matter, at any one time). Nothing herein shall obligate Borrower to pay any costs and expenses in connection with an assignment of or participation in a Bank's Pro-Rata Share of the Commitment. Borrower shall pay any and all documentary and transfer taxes, assessments or charges made by any Governmental Agency and all costs, expenses, fees, and charges payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement, any other Loan Document, or any other instrument or writing to be delivered hereunder or thereunder, and shall reimburse, hold harmless, and indemnify the Administrative Agent and each Bank from and against any and all loss, liability, or legal or other expense with respect to or resulting from any delay in paying or failure to pay any such tax, cost, expense, fee, or charge or that any of them may suffer or incur by reason of the failure of Borrower to perform any of its Obligations. Any amount payable to the Administrative Agent or any Bank under this Section shall bear interest from the date of receipt of demand for payment at the rate then in effect for Alternate Base Rate Loans.

   11.4 Nature of Banks' Obligations. Nothing contained in this
Agreement or any other Loan Document and no action taken by the Administrative Agent or the Banks or any of them pursuant hereto or thereto may, or may be deemed to, make the Banks a partnership, an association, a joint venture, or other entity, either among themselves or with Borrower. Each Bank's obligation to make any Advance pursuant hereto is several and not joint or joint and several, and is not conditioned upon the performance by any other Bank of its obligation to make Advances. A default by any Bank will not increase the Commitment of any other Bank. Any Bank not in default may, if it desires, assume in such proportion as the nondefaulting Banks agree the obligations of any Bank in default, but is not obligated to do so.

   11.5 Representations and Warranties. All representations and warranties of Borrower and any other Party contained herein or in any other Loan Document (including, for this purpose, all representations and warranties contained in any certificate or other writing required to be delivered by or on behalf of Borrower or such Party pursuant to any Loan Document) will survive the making of the loans hereunder and the execution and delivery of the Notes, and, in the absence of actual knowledge by the Administrative Agent or a Bank of the untruth of any representation or warranty, have been or will be relied upon by the Administrative Agent and that Bank, notwithstanding any investigation made by the Administrative Agent or that Bank or on their behalf.

   11.6 Notices. Except as otherwise provided in any Loan Document, all notices, requests, demands, directions, and other communications provided for hereunder and under any other Loan Document must be in writing and must be mailed (provided that communications related to any Default or Event of Default or proposed action under Section 11.2 shall not be sent solely by mail), telegraphed, delivered, or sent by telex, telecopier or cable to the appropriate party at the address set forth on the signature pages of this Agreement or, as to any Party, at any other address as may be designated by it in the applicable Loan Document or in a written notice sent to the Administrative Agent and Borrower in accordance with this Section. Except as otherwise provided in any Loan Document if any notice, request, demand, direction, or other communication is given by mail it will be effective on the earlier of actual receipt or the third Banking Day after deposited in the United States mails with first class or airmail postage prepaid; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by telecopier, when sent; if given by telex, when confirmed by answerback; or if given by personal delivery, when delivered.

   11.7 Execution in Counterparts. This Agreement and any other Loan
Document to which Borrower is a Party may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or any other Loan Document, as the case may be, taken together will be deemed to be but one and the same instrument. Such counterparts may be sent by telecopy, with the original counterparts to follow by mail or courier. The execution of this Agreement or any other Loan Document by any party hereto or thereto will not become effective until executed counterparts hereof or thereof (or other evidence of execution satisfactory to the Administrative Agent and Borrower) have been delivered to the Administrative Agent and Borrower.

   11.8  Binding Effect; Assignment.

         (a) This Agreement and the other Loan Documents to which Borrower is a Party will be binding upon and inure to the benefit of Borrower, the Agents, each of the Banks, and their respective successors and assigns, except that except as permitted in Section 6.3, Borrower may not assign its rights hereunder or thereunder or any interest herein or therein without the prior written consent of all the Banks.

         (b) From time to time subsequent to the Amendment Effective Date, each Line A Bank may assign or grant a participation in a portion of its Pro Rata Share of the Line A Commitment, its Advances under the Line A Commitment and its participation in Line A Letters of Credit, subject to all of the terms and conditions set forth in Sections 5.1 and 5.2 of the Override Agreement.

         (c) From time to time subsequent to the Amendment Effective Date, each Line B/C Bank may assign or grant a participation in a portion of its Pro Rata Share of the Line B Commitment and Line C Commitment, its Advances under the Line B Commitment and the Line C Commitment and its participation in Line C Letters of Credit pursuant to a Line B/C Commitment Assignment and Acceptance Agreement and subject to all of the terms and conditions set forth in Sections 5.1 and 5.2 of the Override Agreement except that (i) all references therein to "Overall Commitment" or the "Override Agreement" shall instead be deemed to be references to the "Line B Commitment and the Line C Commitment" and "this Agreement"; (ii) the Applicable

   Minimum Hold Requirement hereunder shall be, for each Bank, $5,000,000 and (iii) the minimum amount of any assignment hereunder or participation herein shall be $5,000,000.

   11.9 Sharing of Setoffs. Each Line A Bank severally agrees that if it, through the exercise of the right of setoff, banker's lien, or counterclaim against Borrower or otherwise, receives payment of the Line A Obligations due it hereunder and under the Line A Notes that is ratably more than any other Line A Bank, through any means, receives in payment of the Line A Obligations held by that Line A Bank, then: (a) the Line A Bank exercising the right of setoff, banker's lien, or counterclaim or otherwise receiving such payment shall purchase, and shall be deemed to have simultaneously purchased, from the other Line A Bank a participation in the Line A Obligations held by the other Line A Bank and shall pay to the other Line A Bank a purchase price in an amount so that the share of the Line A Obligations held by each Line A Bank after the exercise of the right of setoff, banker's lien, or counterclaim or receipt of payment shall be in the same proportion that existed prior to the exercise of the right of setoff, banker's lien, or counterclaim or receipt of payment, and
(b) such other adjustments and purchases of participations shall be made from time to time as shall be equitable to ensure that all of the Line A Banks share any payment obtained in respect of the Line A Obligations ratably in accordance with each Line A Bank's share of the Line A Obligations immediately prior to, and without taking into account, the payment, provided that, if all or any portion of a disproportionate payment obtained as a result of the exercise of the right of setoff, banker's lien, counterclaim or otherwise is thereafter recovered from the purchasing Line A Bank by Borrower or any Person claiming through or succeeding to the rights of Borrower, the purchase of a participation shall be rescinded and the purchase price thereof shall be restored to the extent of the recovery, but without interest. Each Line A Bank that purchases a participation in the Line A Obligations pursuant to this Section shall from and after the purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Line A Obligations purchased to the same extent as though the purchasing Bank were the original owner of the Line A Obligations purchased. Each Line B/C Bank severally agrees to the same provisions as are set forth in the preceding two sentences, with all references to Line A Banks changed to Line B/C Banks and all references to Line A Obligations and the Line A Notes changed to Line B/C Obligations and the Line B Notes and Line C Notes. Borrower expressly consents to the foregoing arrangements and agrees that, to the extent permitted by Law, any Bank holding a participation in an Obligation so purchased may exercise any and all rights of setoff, banker's lien or counterclaim with respect to the participation as fully as if the Bank were the original owner of the Obligation purchased.

   11.10 Indemnity by Borrower. Borrower agrees to indemnify, save, and hold harmless the Agents and each Bank and their directors, officers, agents, attorneys, and employees (collectively, the "indemnitees") from and against: (i) any and all claims, demands, actions or causes of action that are asserted against any indemnitee (other than by Borrower or by any other indemnitee) if the claim, demand, action or cause of action arises out of or relates to the Commitment, the use of proceeds of any Loans, any transaction contemplated pursuant to this Agreement, or any relationship or alleged relationship of any indemnitee to Borrower related to this Agreement; (ii) any administrative or investigative proceeding by any Governmental Agency arising out of or related to a claim, demand, action or cause of action described in clause (i) above; and (iii) any and all liabilities, losses, costs, or expenses (including reasonable attorneys' fees and disbursements (including the allocated cost of in-house counsel)) that any indemnitee suffers or incurs as a result of any of the foregoing; provided, that Borrower shall have no obligation under this Section to any indemnitee with respect to any of the foregoing arising out of the gross negligence or willful misconduct of that indemnitee or the breach by the indemnitee of this Agreement or from the transfer or disposition of any Note by any Bank. If any claim, demand, action or cause of action is asserted against any indemnitee, such indemnitee shall promptly notify Borrower, but the failure to so promptly notify Borrower shall not affect Borrower's obligations under this Section unless such failure materially prejudices Borrower's right to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. If requested by Borrower in writing and so long as no Default or Event of Default shall have occurred and be continuing, such indemnitee shall in good faith contest the validity, applicability and amount of such claim, demand, action or cause of action, shall permit Borrower to participate in such contest and shall cooperate with Borrower to the extent their interests are aligned. Any indemnitee that proposes to settle or compromise any claim or proceeding for which Borrower may be liable for payment of indemnity hereunder shall give Borrower written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall not so settle or compromise without Borrower's written approval thereof, which approval may be withheld in Borrower's sole discretion. Any voluntary settlement by an indemnitee of such a claim or proceeding without Borrower's written approval shall relieve Borrower of its obligation to indemnify that indemnitee with respect to such claim or proceeding. In any legal action involving more than one indemnitee, all indemnitees shall be represented by a single legal counsel unless such legal counsel determines that a defense or counterclaim is available to an indemnitee that is not available to all indemnitees and that to assert such a defense or counterclaim would create a conflict of interest, or a potential conflict of interest, in which case such indemnitee shall be entitled to separate legal counsel. Any obligation or liability of Borrower to any indemnitee under this Section shall survive the expiration or termination of this Agreement and the repayment of all Loans and all other Obligations owed to the Banks.

   11.11 Nonliability of Banks. The relationship between Borrower and the Banks is, and shall at all times remain, solely that of borrower and lenders, and the Banks and the Agents neither undertake nor assume any responsibility or duty to Borrower to review, inspect, supervise, pass judgment upon, or inform Borrower of any matter in connection with any phase of Borrower's business, operations, or condition, financial or otherwise. Borrower shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment, or information supplied to Borrower by any Bank or the Agents in connection with any such matter is for the protection of the Banks and the Agents, and neither Borrower nor any third party is entitled to rely thereon.

   11.12 Confidentiality. Each Bank agrees to use any confidential information that it may receive, directly or indirectly, from Borrower pursuant to this Agreement only for the purposes of this Agreement and to hold such confidential information in confidence, except for disclosure: (a) To
Affiliates of the Bank; (b) To other Banks; (c) To legal counsel, accountants and other professional advisors to that Bank; (d) To regulatory officials having jurisdiction over that Bank; (e) As required by Law or legal process
(provided that the Bank shall, to the extent possible give sufficient notice to Borrower of such legal process to enable Borrower to oppose such legal process, and in any event, give written notice to Borrower of such legal process as soon as practicable) or in connection with any legal proceeding to which that Bank and Borrower are adverse parties; and (f) To another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of that Bank's interests hereunder or a participation interest in its Note, provided that such disclosure is made subject to an appropriate confidentiality agreement by such institution on terms substantially similar to this Section. For purposes of the foregoing, "confidential information" shall mean any information respecting Borrower or its Subsidiaries reasonably considered by Borrower to be confidential, other than (i) information previously filed with any Governmental Agency and available to the public, (ii) information previously published in any public medium from a source other than, directly or indirectly, the Agents or any Bank, and (iii) information previously disclosed by Borrower to any Person not associated with Borrower without any reasonable expectation of confidentiality. Nothing in this Section shall be construed to create or give rise to any fiduciary duty on the part of the Agents or the Banks to Borrower.

   11.13 No Third Parties Benefited. This Agreement is made for the purpose of defining and setting forth certain obligations, rights and duties of Borrower, the Agents and the Banks in connection with the Commitment, and is made for the sole benefit of Borrower, the Agents and the Banks, and the Agents' and the Banks' successors and assigns. Except as provided in Sections
11.8 and 11.10, no other Person shall have any rights of any nature hereunder or by reason hereof.

   11.14 Other Dealings. Any Bank may, without liability to account to the other Banks, accept deposits from, lend money or provide credit facilities to and generally engage in any kind of banking or other business with Borrower and its Subsidiaries.

   11.15 Right of Setoff - Deposit Accounts. Upon the occurrence of an Event of Default and the acceleration of maturity of the principal indebtedness under any of the Notes pursuant to Section 9.2, Borrower hereby specifically authorizes each Bank in which Borrower maintains a deposit account (whether a general or special deposit account, other than trust accounts) or a certificate of deposit to setoff any Obligations owed to the Banks against such deposit account or certificate of deposit without prior notice to Borrower (which notice is hereby waived) whether or not such deposit account or certificate of deposit has then matured. Nothing in this Section shall limit or restrict the exercise by a Bank of any right to setoff or banker's lien under applicable Law, subject to the approval of Both Majority Banks.

   11.16 Further Assurances. Borrower shall, at its expense and without expense to the Banks or the Agents, do, execute, and deliver such further acts and documents as any Bank or the Agents from time to time reasonably requires for the assuring and confirming unto the Banks or the Agents the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document;
provided that this Section 11.16 is not intended to create any affirmative obligation on the part of Borrower to provide collateral security, additional guarantors or other credit enhancement with respect to the Obligations.

   11.17 Integration. This Agreement, together with the other Loan
Documents and the Mortgage Warehousing Agreement, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof except as expressly provided herein to the contrary; provided that the foregoing is subject to Section 4.18 hereof. The Loan Documents were drafted with the joint participation of Borrower and the Banks and shall be construed neither against nor in favor of either, but rather in accordance with the fair meaning thereof.

   11.18 Governing Law. The Loan Documents shall be governed by, and construed and enforced in accordance with, the Laws of California.

   11.19 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

   11.20 Headings. Article and section headings in this Agreement and the other Loan Documents are included for convenience of reference only and are not part of this Agreement or the other Loan Documents for any other purpose.

   11.21 Conflict in Loan Documents. To the extent there is any actual irreconcilable conflict between the provisions of this Agreement and any other Loan Document (other than the Override Agreement), the provisions of this Agreement shall prevail. To the extent there is any actual irreconcilable conflict between the provisions of this Agreement and the Override Agreement, the provisions of the Override Agreement shall prevail.

   11.22 Waiver Of Jury Trial. EACH OF THE PARTIES HERETO HEREBY
EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES, ANY OTHER LOAN DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

   11.23 Purported Oral Amendments. BORROWER EXPRESSLY ACKNOWLEDGES THAT
THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY ONLY BE AMENDED OR MODIFIED, OR THE PROVISIONS HEREOF OR THEREOF WAIVED OR SUPPLEMENTED, BY AN INSTRUMENT IN WRITING THAT COMPLIES WITH SECTION 11.2. BORROWER AGREES THAT IT WILL
NOT RELY ON ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR ORAL OR WRITTEN STATEMENTS BY ANY REPRESENTATIVE OF ANY AGENT OR ANY BANK THAT DOES NOT COMPLY WITH SECTION 11.2 TO EFFECT AN AMENDMENT, MODIFICATION, WAIVER OR
SUPPLEMENT TO THE AGREEMENT OR THE OTHER LOAN DOCUMENTS.

   11.24 Hazardous Materials Indemnity. Without limiting any other indemnity provided for in the Loan Documents, Borrower agrees to indemnify the Agents and each Bank and their directors, officers, agents, attorneys, and employees (collectively, the "indemnities") from any claim, liability, loss, cost or expense (including reasonable attorneys' fees (including the allocated cost of in-house counsel)) directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of any Hazardous Materials if such Hazardous Materials are on, under, about or relate to Borrower's Property or operations, so long as such claim, liability, loss, cost or expense arises out of or relates to the Commitment, the use of proceeds of any Loans, any transaction contemplated pursuant to this Agreement, or any relationship or alleged relationship of any indemnitee to Borrower related to this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                          KAUFMAN AND BROAD HOME CORPORATION

                                          By /s/ Michael F. Henn
                                            -----------------------------------
                                                    Michael F. Henn
                                                    Senior Vice President
                                                    and Chief Financial Officer

                                          By /s/ Dennis Welsch
                                            -----------------------------------
                                                    Dennis Welsch
                                              Vice President and Treasurer

                                          10990 Wilshire Boulevard
                                          Los Angeles, California 90071

                                          Attn.: Dennis Welsch
                                                 Vice President

                                          Phone: (310) 231-4000
                                          Fax:   (310) 231-4295

                                          BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as Administrative
                                          Agent, Co-Syndication Agent and a
                                          Managing Agent

                                          By /s/ Charles Graber
                                            -----------------------------------
                                                 Charles Graber
                                                 Vice President

                                          Agency Management Services #5596
                                          1455 Market Street
                                          San Francisco, California 94103

                                          Attn.: Charles Graber
                                                 Vice President

                                          Phone: (415) 436-3495
                                          Fax:   (415) 436-2700

                                          BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as a Line A Bank
                                          and a Line B/C Bank

                                          By /s/ Craig A. Moyer
                                            -----------------------------------
                                                    Craig A. Moyer
                                                    Vice President

                                          Domestic Lending Office
                                          Bank of America NT&SA

                                          CRESG - National Accounts #1357
                                          555 South Flower Street
                                          Los Angeles, California 90071

                                          Attn.: Craig A. Moyer
                                                 Vice President

                                          Phone: (213) 228-5238
                                          Fax:   (213) 228-5389

                                          LIBOR Lending Office
                                          Bank of America NT&SA
                                          CRESG National Accounts #1357
                                          555 South Flower Street
                                          Los Angeles, California 90071

                                          Attn.: Catherine Wagenhoffer or
                                                 Mary Gamboa

                                          Phone: (213) 228-6192 (Wagenhoffer)
                                                 (213) 228-4582 (Gamboa)
                                          Fax:   (213) 228-5389

                                          THE FIRST NATIONAL BANK OF CHICAGO, as
                                          Documentation Agent, Co-Syndication
                                          Agent, a Managing Agent, as a Line A
                                          Bank and Line B/C Bank

                                          By /s/ Mark D. Zeisloft
                                            -----------------------------------
                                                   Mark D. Zeisloft
                                                   Vice President

                                          Domestic and LIBOR Lending Office
                                          The First National Bank of Chicago
                                          One First National Plaza, Suite 0318
                                          Chicago, Illinois 60670

                                          Attn.: Michael Dowling
                                                 Assistant Vice President

                                          Phone: (312) 732-2517
                                          Fax:   (312) 732-1582

                                          CREDIT LYONNAIS LOS ANGELES BRANCH, as
                                          a Managing Agent, a Line A Bank and
                                          Line B/C Bank

                                          By /s/ Thierry F. Vincent
                                            -----------------------------------
                                                 Thierry F. Vincent
                                                 Vice President

                                          CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                                          as a Managing Agent, a Line A Bank and
                                          Line B/C Bank

                                          By /s/ Thierry F. Vincent
                                            -----------------------------------
                                                    Thierry F. Vincent
                                                    Authorized Signatory

                                          Domestic Lending Office
                                          Credit Lyonnais Los Angeles Branch
                                          515 South Flower Street
                                          Los Angeles, California 90071

                                          Attn.: David L. Miller
                                                 Vice President

                                          Phone: (213) 362-5956
                                          Fax:   (213) 623-3437

                                          LIBOR Lending Office
                                          Credit Lyonnais Cayman Island Branch
                                          c/o Credit Lyonnais
                                          515 South Flower Street
                                          Los Angeles, California 90071

                                          Attn.: David L. Miller
                                                 Vice President

                                          Phone: (213) 627-3200
                                          Fax:   (213) 623-3437

                                          NATIONSBANK OF TEXAS, N.A., as a
                                          Managing Agent, a Line A Bank and a
                                          Line B/C Bank

                                          By /s/ Michele Shafroth
                                            -----------------------------------
                                                    Michele Shafroth
                                                    Senior Vice President

                                          Domestic and LIBOR Lending Office
                                          NationsBank of Texas, N.A.
                                          901 Main Street
                                          TX1-492-14-06
                                          Dallas, Texas 75202

                                          Attn.: Kay Hibbs
                                                 Administrative Officer

                                          Phone: (214) 508-3089
                                          Fax:   (214) 508-0944

                                          THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                          Los Angeles Agency, as a Line A Bank

                                          By /s/ Toshinari Iyoda
                                            -----------------------------------
                                                      Toshinari Iyoda
                                                    Senior Vice President

                                          Domestic and LIBOR Lending Office
                                          The Industrial Bank of Japan, Ltd.,
                                               Los Angeles Agency
                                          350 South Grand Avenue, Suite 1500
                                          Los Angeles, California 90071

                                          Attn.: Lori Roth Schnadig
                                                 Assistant Vice President

                                          Phone: (213) 893-6444
                                          Fax:   (213) 488-9840

                                          SOCIETE GENERALE, as a Line A Bank

                                          By /s/ Maureen Kelly
                                            -----------------------------------
                                                    Maureen Kelly
                                                    Vice President

                                          Domestic and LIBOR Lending Office
                                          Societe Generale
                                          2029 Century Park East, Suite 2900
                                          Los Angeles, California 90067

                                          Attn.: Maureen Kelly
                                                 Vice President

                                          Phone: (310) 788-7110
                                          Fax:   (310) 551-1537

                                          SUNTRUST BANK, ATLANTA, as a Line A
                                          Bank

                                          By /s/ Kristina L. Anderson
                                            -----------------------------------
                                                    Kristina L. Anderson
                                                    Assistant Vice President

                                          By /s/ Susan O. Graham
                                            -----------------------------------
                                                    Susan O. Graham
                                                    Vice President

                                          Domestic and LIBOR Lending Office
                                          Suntrust Bank, Atlanta
                                          25 Park Place
                                          24th Floor, Mail Code 124
                                          Atlanta, Georgia 30303

                                          Attn.: Ginny Dulaney
                                                 Corporate Banking Assistant

                                          Phone: (404) 588-8481
                                          Fax:   (404) 827-6270

                                          BANK ONE ARIZONA, NA, as a Line A Bank

                                          By /s/ Rhonda R. Williams
                                            -----------------------------------
                                                     Rhonda R. Williams
                                                     Assistant Vice President

                                          Domestic and LIBOR Lending Office
                                          Bank One Arizona, NA
                                          241 North Central, 20th Floor
                                          Phoenix, Arizona 85004

                                          Attn.: Rhonda R. Williams
                                                 Assistant Vice President

                                          Phone: (602) 221-1783
                                          Fax:   (602) 221-1372

                                          THE FIRST NATIONAL BANK OF BOSTON, as
                                          a Line A Bank

                                          By /s/ Paul F. DiVito
                                            -----------------------------------
                                                    Paul F. DiVito
                                                    Vice President

                                          Domestic and LIBOR Lending Office
                                          Bank of Boston
                                          400 Perimiter Center Terrace
                                          Suite 745
                                          Atlanta, Georgia 30346

                                          Attn.: Cheryl Geoffrion
                                                 Administrative Assistant

                                          Phone: (404) 390-6577
                                                 (404) 390-6581
                                          Fax:   (404) 391-9811

                                          BANQUE INDOSUEZ, as a Line A Bank

                                          By /s/ Jerome S. Sanzo
                                            -----------------------------------
                                                    Jerome S. Sanzo
                                                    First Vice President

                                          By /s/ Anita Chung
                                            -----------------------------------
                                                    Anita Chung
                                                    Assistant Treasurer

                                          Domestic and LIBOR Lending Office
                                          Banque Indosuez
                                          1211 Avenue of the Americas
                                          New York, New York 10036-8701

                                          Attn.: Anita Chung
                                                 Assistant Treasurer

                                          Phone: (212) 278-2754
                                          Fax:   (212) 278-2759

                                          CHEMICAL BANK, as a Line A Bank

                                          By /s/ Wanda Chin
                                            -----------------------------------
                                                    Wanda Chin
                                                    Vice President

                                          Domestic and LIBOR Lending Office
                                          Chemical Bank
                                          380 Madison Avenue, 10th Floor
                                          New York, New York 10017

                                          Attn.: Ellen Goodlander
                                                 Loan Administrator

                                          Phone: (212) 622-3825
                                          Fax:   (212) 622-3397

                                          THE FUJI BANK, LIMITED, Los Angeles
                                          Agency, as a Line A Bank

                                          By /s/ Nobuhiro Umemura
                                            -----------------------------------
                                                    Nobuhiro Umemura
                                                    Joint General Manager

                                          Domestic and LIBOR Lending Office
                                          The Fuji Bank, Limited, Los Angeles
                                          333 South Grand Avenue, 25th Floor
                                          Los Angeles, California 90071

                                          Attn.: Patrick Reilly
                                                 Vice President - Manager

                                          Phone: (213) 253-4158
                                          Fax:   (213) 253-4198

                                   SCEDHULE 1

                                 PRO RATA SHARES

                                                                        Line B
                                                 Line B             Pro Rata Share
       Bank                                    Commitment             Percentage
       ----                                    ----------             ----------
Bank of America National
Trust and Savings Association                $ 27,500,000              25.0000%

The First National Bank
of Chicago                                   $ 27,500,000              25.0000%

Credit Lyonnais                                27,500,000              25.0000%

NationsBank of Texas, N.A.                     27,500,000              25.0000%
                                             ------------
  Total                                      $110,000,000             100.0000%




                                 PRO RATA SHARES

                                                                        Line C
                                                 Line C             Pro Rata Share
       Bank                                    Commitment             Percentage
       ----                                    ----------             ----------
Bank of America National
Trust and Savings Association                $  5,000,000              25.0000%

The First National Bank
of Chicago                                   $  5,000,000              25.0000%

Credit Lyonnais                                 5,000,000              25.0000%

NationsBank of Texas, N.A.                      5,000,000              25.0000%
                                             ------------
  Total                                      $ 20,000,000             100.0000%

                                                                    [Schedule 1]

                                  EXHIBIT A
                                  ---------


          COMPLIANCE CERTIFICATE AS REQUIRED BY ARTICLE 7, SECTION 2
--------------------------------------------------------------------------------


         COMPUTATIONS OF SELECTED NEGATIVE COVENANTS UNDER ARTICLE 6


                   FIGURES FOR THE REPORTING PERIOD ENDING:

6.4 (f)(i)       INVESTMENTS AND ACQUISITIONS:

    COVENANT -
    Limitation on investments in or acquisitions of Persons engaged in businesses which are considered "different" from Borrower's current operations.

--------------------------------------------------------------------------------
    LIMITATION ON INVESTMENT IN OR ACQUISITION OF THE FOLLOWING:

    (f)(ii) Persons engaged in commercial construction business in
            European Countries other than France
--------------------------------------------------------------------------------
            AMOUNT PERMITTED EQUALS THE FOLLOWING FIXED AMOUNT =     $25,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            AGGREGATE AMOUNT OF SUCH INVESTMENTS AND ACQUISITIONS =           $0
--------------------------------------------------------------------------------

                             CUSHION (VIOLATION)                     $25,000,000

    (f)(iii) Persons engaged in commercial construction the United States.
--------------------------------------------------------------------------------
             AMOUNT PERMITTED EQUALS THE FOLLOWING FIXED AMOUNT =    $15,000,000
--------------------------------------------------------------------------------

             AGGREGATE COST OF INVESTMENTS IN SUCH PERSONS                    $0

             AGGREGATE COST OF INVESTMENTS IN SUCH INVENTORY                  $0

--------------------------------------------------------------------------------
           AGGREGATE AMOUNT OF SUCH INVESTMENTS AND ACQUISITIONS =            $0
--------------------------------------------------------------------------------

                             CUSHION (VIOLATION)                     $15,000,000

    (j) The amount of investments made in businesses other than those provided for by this covenant.

--------------------------------------------------------------------------------
           AMOUNT PERMITTED EQUALS THE FOLLOWING FIXED AMOUNT =       $5,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           AGGREGATE AMOUNT OF SUCH INVESTMENTS AND ACQUISITIONS =            $0
--------------------------------------------------------------------------------

                             CUSHION (VIOLATION)                      $5,000,000

--------------------------------------------------------------------------------

COMPLIANCE CERTIFICATE AS REQUIRED BY ARTICLE 7, SECTION 2

COMPUTATIONS OF SELECTED NEGATIVE COVENANTS UNDER ARTICLE 6

                    FIGURES FOR THE REPORTING PERIOD ENDING:

6.8     NON-RECOURSE INDEBTEDNESS
        COVENANT
        Limitation on non-recourse debt of Joint Ventures and Domestic Subsidiaries.
--------------------------------------------------------------------------------
        Amount of non-recourse debt permitted                       $100,000,000
--------------------------------------------------------------------------------
        Aggregate amount of domestic subsidiary secured debt                  $0
--------------------------------------------------------------------------------
LESS:   Indebtedness associate with properties in which such
        Indebtedness is supported by an LC                                    $0
Plus:   Borrower's share of Non-Recourse Indebtedness associated
        with Joint Ventures =                                                 $0
--------------------------------------------------------------------------------
        Aggregate amount of non-recourse debt                                 $0
--------------------------------------------------------------------------------
                                           CUSHION (VIOLATION)      $100,000,000
--------------------------------------------------------------------------------
6.9     SUBSIDIARY INDEBTEDNESS AND CONTINGENT GUARANTY OBLIGATIONS
        COVENANT -
        Limitation on total Indebtedness and Contingent Guaranty
        Obligations of Domestic Subsidiaries.

6.9(e). RECOURSE INDEBTEDNESS
--------------------------------------------------------------------------------
        AMOUNT OF SUBSIDIARY INDEBTEDNESS WHICH MAY BE RECOURSE       $5,000,000
--------------------------------------------------------------------------------
        AMOUNT OF SUBSIDIARY INDEBTEDNESS WHICH IS RECOURSE                   $0
--------------------------------------------------------------------------------
                                          CUSHION (VIOLATION)         $5,000,000
--------------------------------------------------------------------------------
6.9(f). TOTAL INDEBTEDNESS
--------------------------------------------------------------------------------
        AMOUNT OF TOTAL SUBSIDIARY INDEBTEDNESS PERMITTED IS
        FIXED AT=                                                   $100,000,000
--------------------------------------------------------------------------------
        AGGREGATE AMOUNT OF DOMESTIC SUBSIDIARY SECURED INDEBTEDNESS=         $0
PLUS:   Recourse Indebtedness                                                 $0
PLUS:   Borrower's share of Non-Recourse Indebtedness associated
        with Joint Ventures=                                                  $0
PLUS:   Borrower's share of Recourse Indebtedness associated with
        Unimproved Land IV=                                                   $0
--------------------------------------------------------------------------------
        AGGREGATE AMOUNT OF NON-RECOURSE INDEBTEDNESS
        LIMITED BY SECTION 6.10(f)                                            $0
--------------------------------------------------------------------------------
                                       CUSHION (VIOLATION)          $100,000,000
--------------------------------------------------------------------------------
6.9(h). INDEBTEDNESS INCURRED BY UnIMPROVED LAND JOINT VENTURES*
--------------------------------------------------------------------------------
        AMOUNT OF PERMITTED INDEBTEDNESS INCURRED BY UNIMPROVED LAND
        JVS* IS FIXED AT=                                            $35,000,000
--------------------------------------------------------------------------------
        Amount of Indebtedness incurred by Unimproved Land JVs* is            $0
--------------------------------------------------------------------------------
        AMOUNT OF INDEBTEDNESS INCURRED BY UNIMPROVED LAND
        JVs* IS                                                               $0
--------------------------------------------------------------------------------
                                      CUSHION (VIOLATION)            $35,000,000

 * Unimproved Land Joint Ventures are JVs formed by a subsidiary which does not qualify as a Significant Subsidiary and to which such Subsidiary has contributed Domestic Unimproved Land.
--------------------------------------------------------------------------------

        COMPLIANCE CERTIFICATE AS REQUIRED BY ARTICLE 7, SECTION 2
-------------------------------------------------------------------------------
        COMPUTATIONS OF SELECTED NEGATIVE COVENANTS UNDER ARTICLE 6
-------------------------------------------------------------------------------

                   FIGURES FOR THE REPORTING PERIOD ENDING:


6.10    MONEY MARKET INDEBTEDNESS

        COVENANT -
        Limitation such that the aggregate amount of money market Indebtedness (less than 1 year) and revolving credit outstanding balances do not exceed the total commitment under the Loan Agreement

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
AGGREGATE AMOUNT PERMITTED EQUALS THE LINE A AND LINE C COMMITMENTS $630,000 UNDER THE LOAN AGREEMENT
-------------------------------------------------------------------------------

                  Total Line A outstandings at period end =                  $0
                  Total Line C outstandings at period end =                  $0
                  Total Line A Letter of Credit Usage =                      $0
                  Total Line C Letter of Credit Usage =                      $0
                  Money Market outstandings at period end =                  $0

-------------------------------------------------------------------------------
AGGREGATE AMOUNT OUTSTANDING UNDER SHORT TERM MONEY MARKET LINES             $0
AND REVOLVER =
-------------------------------------------------------------------------------

                             CUSHION (VIOLATION)                       $630,000

-------------------------------------------------------------------------------

COMPLIANCE CERTIFICATE AS REQUIRED BY ARTICLE 7, SECTION 2
-------------------------------------------------------------------------------
COMPUTATIONS OF SELECTED NEGATIVE COVENANTS UNDER ARTICLE 6
-------------------------------------------------------------------------------
6.12    MINIMUM CONSOLIDATED TANGIBLE NET WORTH

        COVENANT --
        Requirement that the Borrower maintain a minimum level of Tangible Net Worth on a consolidated basis
-------------------------------------------------------------------------------
        THE MINIMUM LEVEL OF TANGIBLE NET WORTH IS BASED ON THE FOLLOWING
        FORMULA:
        6.12(a) Base Amount=                                       $355,000,000
PLUS: 6.12(b)(i) Cum. amount of Consolidated Adjusted Net Income earned from Dec. 1, 1995 to Nov. 10, 1996

           3 months ending:        29-Feb-96      $0
           3 months ending:        30-May-96      $0
           3 months ending:        31-Aug-96      $0
           3 months ending:        30-Nov-96      $0
                                             -------
                                                   0
                                             -------

        6.12(b)(ii) The after tax effect of the Contemplated Charge for the fiscal year ending Nov. 30, 1996

           3 months ending:        29-Feb-96       0
           3 months ending:        30-May-96       0
           3 months ending:        31-Aug-96       0
           3 months ending:        30-Nov-96       0
                                             -------
                                                   0
                                             -------
        Sum of 6.12(b)(i) and 6.12(b)(ii)          0

           Multiplied by:               60%

        (provided that there shall be no reduction hereunder in the event that the sum of items 6.12(b)(i) and 6.12(b)(ii) above is a negative)

PLUS: 6.12(c) Amount of Consolidated Adjusted Net Income earned (if positive) from Dec. 1 1996 to Expiration of Loan including any recapture gain (but excluding recapture loss).


           3 months ending:        28-Feb-97       0
           3 months ending:        30-May-97       0
           3 months ending:        31-Aug-97       0
                                             -------
                                                   0
                                             -------

           Multiplied by:               60%

PLUS: 6.12(d) Recapture gain (but including recapture loss) Dec. 1, 1996 to Expiration of Loan

           3 months ending:        28-Feb-97       0
           3 months ending:        30-May-97       0
           3 months ending:        31-Aug-97       0
                                             -------
                                                   0
                                             -------
           Multiplied by:               100%

(provided that there shall be no reduction hereunder in the event that the items in 6.12(c) and (d) are negative)


-------------------------------------------------------------------------------

          COMPLIANCE CERTIFICATE AS REQUIRED BY ARTICLE 7, SECTION 2

         COMPUTATIONS OF SELECTED NEGATIVE COVENANTS UNDER ARTICLE 6


                   FIGURES FOR THE REPORTING PERIOD ENDING:

-------------------------------------------------------------------------------


6.12  MINIMUM CONSOLIDATED TANGIBLE NET WORTH (CONTINUED)

      PLUS: 6.12(e) Cumulative amount of cash proceeds from the issuance of shares (net of proceeds used to repurchase outstanding capital stock), conversion of debt or options and the aggregate value of capital stock issued in connection with Acquisitions (net of any intangible assets created) occurring subsequent to the Amendment Effective Date

                    3 months ending:      29-Feb-96           $0
                    3 months ending:      30-May-96           $0
                    3 months ending:      31-Aug-96           $0
                    3 months ending:      30-Nov-96           $0
                                                          ------
                                                               0
                      Multiplied by:            60%                          $0


      LESS:  6.12(f) Cash proceeds from stock issuances since the
                       Amendment Effective Date used to repurchase stock:

                    3 months ending:      29-Feb-96           $0
                    3 months ending:      30-May-97           $0
                    3 months ending:      31-Aug-96           $0
                    3 months ending:      30-Nov-96           $0
                                                          ------
                                                               0
                      Multiplied by:           100%                          $0

-------------------------------------------------------------------------------
        CONSOLIDATED TANGIBLE NET WORTH MUST BE AT LEAST           $355,000,000
-------------------------------------------------------------------------------

        CONSOLIDATED TANGIBLE NET WORTH AT THE END OF THE
        REPORTING PERIOD =                                                   $0

        Cumulative Changes in Foreign Currency Adjustment:
               Balance as of November 30, 1994               $2,243,000
        LESS:  Balance at the end of the reporting period     2,243,000
                                                             ----------
               ADJUSTED FOR CUM. CHANGES IN FOREIGN CURRENCY
                 ADJUSTMENT SINCE THE AMENDMENT DATE                         $0
-------------------------------------------------------------------------------
    CONSOLIDATED TANGIBLE NET WORTH ADJUSTED FOR CUM.
    FOREIGN CURRENCY ADJUSTMENT                                              $0
-------------------------------------------------------------------------------

                             CUSHION (VIOLATION)                 ($355,000,000)

-------------------------------------------------------------------------------

          COMPLIANCE CERTIFICATE AS REQUIRED BY ARTICLE 7, SECTION 2
--------------------------------------------------------------------------------
         COMPUTATIONS OF SELECTED NEGATIVE COVENANTS UNDER ARTICLE 6
--------------------------------------------------------------------------------
                    FIGURES FOR THE REPORTING PERIOD ENDING:

6.13    DOMESTIC LEVERAGE RATIO

        COVENANT -
        Limitation on Domestic Indebtedness to Domestic Adjusted Tangible Net Worth

--------------------------------------------------------------------------------
        OUTSTANDING DOMESTIC INDEBTEDNESS
        Domestic secured debt                                                 $0
Less:   Domestic secured debt backed by Financial Letters
        of Credit                                                             $0
          Domestic secured debt, net of debt supported by Financial
          Letters of Credit                                                   $0
Plus:   Financial Letters of Credit outstanding (inc. Letters of Credit
        backing secured debt)                                                 $0
Plus:   Domestic senior notes outstanding                                     $0
Plus:   Domestic outstandings under the Loan Agreement                        $0
Plus:   Domestic outstandings under money market lines                        $0
Plus:   Outstandings under Senior Subordinated Notes                          $0
--------------------------------------------------------------------------------
        TOTAL DOMESTIC INDEBTEDNESS                                           $0
--------------------------------------------------------------------------------

The calculation for determining permitted Indebtedness requires the calculation of Domestic Adjusted Tangible Net Worth:

        a) Consolidated Tangible Net Worth                                    $0
Less:   b) Tangible Net Worth of Foreign Subsidiaries                         $0
                                                                           -----
        c) Consolidated TNW Net of Foreign TNW (a+b)                          $0
Less:   d) Amount by which Investments in Domestic Joint Ventures
           exceeds 10% of (c) above                                           $0
Less:   e) Amount of intercompany receivables owed to Borrower
           by Foreign Subsidiaries                                            $0
Plus:   f) Lesser of the tax-effect of the Contemplated Charge
           or $70,000,000                                                     $0
                                                                           -----
                                DOMESTIC ADJUSTED TANGIBLE NET WORTH =        $0

The Domestic Leverage Ratio shall not be greater than:

        3.00 to 1.00    at Fiscal Quarter Ending February 29, 1996
        2.80 to 1.00    at Fiscal Quarter Ending May 31, 1996
        2.50 to 1.00    at Fiscal Quarter Ending August 31, 1996
        2.10 to 1.00    at Fiscal Quarter Ending November 30, 1996
        2.40 to 1.00    at Fiscal Quarter Ending February 28, 1997
        2.20 to 1.00    at Fiscal Quarter Ending May 31, 1997
        2.10 to 1.00    at Fiscal Quarter Ending August 31, 1997
        1.80 to 1.00    at Fiscal Quarter Ending November 30, 1997
                        and thereafer
                                                                            ---
                                                            Times           3.0
                                                                            ---
--------------------------------------------------------------------------------
        PERMITTED DOMESTIC INDEBTEDNESS                                     ($0)
--------------------------------------------------------------------------------
                                              Cushion (Violation)           ($0)
--------------------------------------------------------------------------------

COMPLIANCE CERTIFICATE AS REQUIRED BY ARTICLE 7, SECTION 2
-------------------------------------------------------------------------------

COMPUTATIONS OF SELECTED NEGATIVE COVENANTS UNDER ARTICLE 6

                   FIGURES FOR THE REPORTING PERIOD ENDING:

6.18    DOMESTIC INVENTORY

        COVENANT -
        Limitation of the Borrower and Domestic Subsidiaries to hold land in various categories.
-------------------------------------------------------------------------------

6.18(a) LIMITATION ON LAND IN PRODUCTION
        Land in which less than 50% of the costs have been incurred in order to bring parcel to finished lot status.
-------------------------------------------------------------------------------
        AGGREGATE AMOUNT PERMITTED EQUALS DOMESTIC ADJUSTED                ($0)
        TANGIBLE NET WORTH =
-------------------------------------------------------------------------------

        Book value of Domestic Land in Production                           $0
        Real property owned by Land Fund for more than 4 years              $0
        PLUS:  Any reduction in the book value attributable to the          $0
               Contemplated Charge

-------------------------------------------------------------------------------
        BOOK VALUE OF TOTAL DOMESTIC LAND IN PRODUCTION                     $0
-------------------------------------------------------------------------------

                                    CUSHION (VIOLATION)                    ($0)

6.18(b) LIMITATION ON LAND IN PRODUCTION NOT COVERED BY A MAP OR
        OTHERWISE EQUIVALENTLY ENTITLED

-------------------------------------------------------------------------------
        AGGREGATE AMOUNT PERMITTED EQUALS 50% OF DOMESTIC ADJUSTED         ($0)
        TANGIBLE NET WORTH =
-------------------------------------------------------------------------------

        Book value of Domestic Land in Production not covered by            $0
          a Map or otherwise entitled
        Real property owned by Land Fund for more than 4 years              $0
        PLUS:  Any reduction in the book value attributable to the          $0
               Contemplated Charge
-------------------------------------------------------------------------------
        BOOK VALUE OF DOMESTIC LAND IN PRODUCTION NOT COVERED BY A          $0
        MAP OR OTHERWISE ENTITLED
-------------------------------------------------------------------------------

                                    CUSHION (VIOLATION)                    ($0)

       SO LONG AS BORROWER IS IN VIOLATION OF EITHER
       SECTIONS 6.17(a) OR (b),
       -----------------------------------------------------------------------
       If a violation of Section 6.17(a) exists, then the Borrower and its subsidiaries will not be permitted to acquire any additional Domestic Land in Production. Similarly, if a violation of Section 6.17(b) exists, then the Borrower and its subsidiaries will not be permitted to acquire any additional Domestic Land Not Covered by Tentative or Final Maps. If either violation persists for two consecutive quarters, then an event of default will have occurred.
       -----------------------------------------------------------------------
-------------------------------------------------------------------------------

6.19   DOMESTIC STANDING INVENTORY

       COVENANT -
       Limitation on unsold units in which 90% or greater of construction costs have been incurred or 10 months has elapsed from the time when slab was poured.
-------------------------------------------------------------------------------
       THE AMOUNT PERMITTED IS EQUAL TO:
           The number of domestic Net Orders received during     7,575
           the preceding 12 months                             -------

                         Multiplied by:          15.00%                      0
-------------------------------------------------------------------------------
       TOTAL PERMITTED NUMBER OF UNITS IN DOMESTIC STANDING INVENTORY =      0
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
       NUMBER OF UNITS IN DOMESTIC STANDING INVENTORY =                      0
-------------------------------------------------------------------------------

                                    CUSHION (VIOLATION)                      0

-------------------------------------------------------------------------------

COMPLIANCE CERTIFICATE AS REQUIRED BY ARTICLE 7, SECTION 2
--------------------------------------------------------------------------------

COMPUTATIONS OF SELECTED NEGATIVE COVENANTS UNDER ARTICLE 6

                    FIGURES FOR THE REPORTING PERIOD ENDING:

6.20    INVESTMENTS IN CERTAIN SUBSIDIARIES
        COVENANT -
        Limitation on Borrower's ability to invest money in certain
        Subsidiaries.

6.20(a), FOREIGN SUBSIDIARIES
--------------------------------------------------------------------------------
        THE AMOUNT PERMITTED FOR FOREIGN SUBSIDIARIES IS BASED
        ON THE FOLLOWING FORMULA:
        Base Amount                                                 $30,000,000
PLUS:   Aggregate amount of Distributions paid by Foreign
        Subsidiaries since Amendment Date                                    $0
PLUS:   Aggregate amount of capital of Foreign Subsidiaries returned
        to Borrower since Amendment Date                                     $0
--------------------------------------------------------------------------------
        TOTAL PERMITTED INCREMENTAL INVESTMENTS IN FOREIGN
        SUBIDIARIES SINCE AMENDMENT DATE                            $30,000,000
--------------------------------------------------------------------------------
        AGGREGATE INCREMENTAL INVESTMENTS IN FOREIGN SUBSIDIARIES
        SINCE THE AMENDMENT DATE                                             $0
--------------------------------------------------------------------------------
                                    CUSHION (VIOLATION)             $30,000,000
--------------------------------------------------------------------------------

6.20(b), FINANCIAL SUBSIDIARIES
--------------------------------------------------------------------------------
        THE AMOUNT PERMITTED FOR FINANCIAL SUBSIDIARIES IS BASED
        ON THE FOLLOWING FORMULA:
        Base Amount                                                 $40,000,000


PLUS:   Aggregate amount of Distributions paid by Financial
        Subsidiaries since Amendment Date                                    $0
PLUS:   Aggregate amount of capital of Financial Subsidiaries returned
        to Borrower since Amendment Date                                     $0
--------------------------------------------------------------------------------
        TOTAL PERMITTED INCREMENTAL INVESTMENTS IN FINANCIAL
        SUBIDIARIES SINCE AMENDMENT DATE                            $40,000,000
--------------------------------------------------------------------------------
        AGGREGATE INCREMENTAL INVESTMENTS IN FINANCIAL SUBSIDIARIES
        SINCE THE AMENDMENT DATE                                             $0
--------------------------------------------------------------------------------
                                    CUSHION (VIOLATION)             $40,000,000
--------------------------------------------------------------------------------
       *In calculating compliance with this section, the amount of the
        Borrower's Contingent Guaranty Obligations under the Mortgage Warehouse Guaranty shall be excluded from Investments.
--------------------------------------------------------------------------------

6.20(c), LAND FUND JOINT VENTURE
--------------------------------------------------------------------------------
        THE AMOUNT PERMITTED IS BASED ON THE FOLLOWING FORMULA:
        Base Amount                                                  $6,000,000
PLUS:   Aggregate amount of Distributions paid by the Land Fund
        Joint Venture since the Amendment Date                               $0
--------------------------------------------------------------------------------
        TOTAL PERMITTED INCREMENTAL INVESTMENTS IN LAND FUND JOINT
        VENTURE SINCE AMENDMENT DATE                                 $6,000,000
--------------------------------------------------------------------------------
        AGGREGATE INCREMENTAL INVESTMENTS IN LAND FUND JOINT VENTURE
        SINCE THE AMENDMENT DATE                                             $0
--------------------------------------------------------------------------------
                                     CUSHION (VIOLATION)             $6,000,000
--------------------------------------------------------------------------------

6.20(d), MULTI HOUSING GROUP
--------------------------------------------------------------------------------
        THE AMOUNT PERMITTED IS BASED ON THE FOLLOWING FORMULA:
        Base Amount                                                 $22,500,000
PLUS:   Aggregate amount of Distributions paid by the Multi Housing
        Group since the Amendment Date                                       $0
PLUS:   Aggregate amount of capital of the Multi Housing Group
        returned to Borrower since Amendment Date                            $0
--------------------------------------------------------------------------------
        TOTAL PERMITTED INCREMENTAL INVESTMENTS IN THE MULTI HOUSING
        GROUP SINCE AMENDMENT DATE                                  $22,500,000
--------------------------------------------------------------------------------
        AGGREGATE INCREMENTAL INVESTMENTS IN THE MULTI HOUSING GROUP
        SINCE THE AMENDMENT DATE                                             $0
--------------------------------------------------------------------------------
                                  CUSHION (VIOLATION)               $22,500,000
--------------------------------------------------------------------------------

                                   EXHIBIT B

                                  LINE A NOTE


$80,000,000                                             February 28, 1996
                                                  Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("the Bank") the principal amount of EIGHTY MILLION AND NO/100 DOLLARS ($80,000,000), or such lesser aggregate amount of Line A Loans as may be made pursuant to the Bank's Pro Rata Share of the Line A Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line A Loan made hereunder and remaining unpaid from time to time from the date of each such Line A Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Line A Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line A Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line A Note, and such record shall be presumptive evidence of the principal amount owing under this Line A Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation

                              By /s/  MICHAEL F. HENN
                                 -------------------------------
                              Michael F. Henn
                              Senior Vice President
                              and Chief Financial Officer

                              By /s/  ALBERT PRAW
                                 -------------------------------
                              Albert Praw
                              Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                        Amount of     Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of      type of      Principal     Notation
               Date       Loan          Loan        Balance      Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  LINE A NOTE


$132,500,000                                               February 28, 1996
                                                     Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE FIRST NATIONAL BANK OF CHICAGO ("the Bank") the principal amount of ONE HUNDRED THIRTY-TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($132,500,000), or such lesser aggregate amount of Line A Loans as may be made pursuant to the Bank's Pro Rata Share of the Line A Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line A Loan made hereunder and remaining unpaid from time to time from the date of each such Line A Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Line A Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line A Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line A Note, and such record shall be presumptive evidence of the principal amount owing under this Line A Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation

                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                   EXHIBIT B


                                  LINE A NOTE


$65,000,000                                                 February 28, 1996
                                                      Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of CREDIT LYONNAIS LOS ANGELES AND CAYMAN ISLAND BRANCHES ("the Bank") the principal amount of SIXTY-FIVE MILLION AND NO/100 DOLLARS ($65,000,000), or such lesser aggregate amount of Line A Loans as may be made pursuant to the Bank's Pro Rata Share of the Line A Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line A Loan made hereunder and remaining unpaid from time to time from the date of each such Line A Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Line A Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line A Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line A Note, and such record shall be presumptive evidence of the principal amount owing under this Line A Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation

                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  LINE A NOTE


$40,000,000                                               February 28, 1996
                                                    Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of NATIONSBANK OF TEXAS, N.A. ("the Bank") the principal amount of FORTY MILLION AND NO/100 DOLLARS ($40,000,000), or such lesser aggregate amount of Line A Loans as may be made pursuant to the Bank's Pro Rata Share of the Line A Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line A Loan made hereunder and remaining unpaid from time to time from the date of each such Line A Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Line A Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line A Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line A Note, and such record shall be presumptive evidence of the principal amount owing under this Line A Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation

                              By /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  LINE A NOTE


$32,500,000                                               February 28, 1996
                                                    Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS ANGELES AGENCY ("the Bank") the principal amount of THIRTY-TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($32,500,000), or such lesser aggregate amount of Line A Loans as may be made pursuant to the Bank's Pro Rata Share of the Line A Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line A Loan made hereunder and remaining unpaid from time to time from the date of each such Line A Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Line A Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line A Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line A Note, and such record shall be presumptive evidence of the principal amount owing under this Line A Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation

                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  LINE A NOTE


$32,500,000                                               February 28, 1996
                                                    Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of SOCIETE GENERALE ("the Bank") the principal amount of THIRTY-TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($32,500,000), or such lesser aggregate amount of Line A Loans as may be made pursuant to the Bank's Pro Rata Share of the Line A Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line A Loan made hereunder and remaining unpaid from time to time from the date of each such Line A Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Line A Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line A Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on over due interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line A Note, and such record shall be presumptive evidence of the principal amount owing under this Line A Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation

                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  LINE A NOTE


$32,500,000                                                 February 28, 1996
                                                      Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of SUNTRUST BANK, ATLANTA (formerly known as TRUST COMPANY BANK) ("the Bank") the principal amount of THIRTY-TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($32,500,000), or such lesser aggregate amount of Line A Loans as may be made pursuant to the Bank's Pro Rata Share of the Line A Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line A Loan made hereunder and remaining unpaid from time to time from the date of each such Line A Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Line A Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line A Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line A Note, and such record shall be presumptive evidence of the principal amount owing under this Line A Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation

                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  LINE A NOTE


$20,000,000                                               February 28, 1996
                                                    Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of BANK ONE ARIZONA, NA ("the Bank") the principal amount of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000), or such lesser aggregate amount of Line A Loans as may be made pursuant to the Bank's Pro Rata Share of the Line A Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line A Loan made hereunder and remaining unpaid from time to time from the date of each such Line A Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Line A Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line A Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section
3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line A Note, and such record shall be presumptive evidence of the principal amount owing under this Line A Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.


                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation

'                             By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  LINE A NOTE


 $20,000,000                                               February 28, 1996
                                                     Los Angeles, California


      FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON ("the Bank") the principal amount of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000), or such lesser aggregate amount of Line A Loans as may be made pursuant to the Bank's Pro Rata Share of the Line A Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line A Loan made hereunder and remaining unpaid from time to time from the date of each such Line A Loan until the date of payment in full, payable as hereinafter set forth.

      Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

      The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Line A Maturity Date.

      Interest shall be payable on the outstanding daily unpaid principal amount of each Line A Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line A Note, and such record shall be presumptive evidence of the principal amount owing under this Line A Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.


                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation

                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  LINE A NOTE


$15,000,000                                                  February 28, 1996
                                                       Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of BANQUE INDOSUEZ ("the Bank") the principal amount of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000), or such lesser aggregate amount of Line A Loans as may be made pursuant to the Bank's Pro Rata Share of the Line A Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line A Loan made hereunder and remaining unpaid from time to time from the date of each such Line A Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Line A Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line A Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section
3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line A Note, and such record shall be presumptive evidence of the principal amount owing under this Line A Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest, extent permitted by applicable Laws.

     This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.


                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation

                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  LINE A NOTE


 $15,000,000                                                February 28, 1996
                                                      Los Angeles, California


      FOR VALUE RECEIVED, the undersigned promises to pay to the order of CHEMICAL BANK ("the Bank") the principal amount of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000), or such lesser aggregate amount of Line A Loans as may be made pursuant to the Bank's Pro Rata Share of the Line A Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line A Loan made hereunder and remaining unpaid from time to time from the date of each such Line A Loan until the date of payment in full, payable as hereinafter set forth.

      Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

      The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Line A Maturity Date.

      Interest shall be payable on the outstanding daily unpaid principal amount of each Line A Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section
3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line A Note, and such record shall be presumptive evidence of the principal amount owing under this Line A Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.


                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation

                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  LINE A NOTE


$15,000,000                                               February 28, 1996
                                                    Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE FUJI BANK, LIMITED, LOS ANGELES AGENCY ("the Bank") the principal amount of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000), or such lesser aggregate amount of Line A Loans as may be made pursuant to the Bank's Pro Rata Share of the Line A Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line A Loan made hereunder and remaining unpaid from time to time from the date of each such Line A Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Line A Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line A Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line A Note, and such record shall be presumptive evidence of the principal amount owing under this Line A Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.


                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation

                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                  EXHIBIT C


                                 LINE B NOTE


 $27,500,000                                               February 28, 1996
                                                     Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("the Bank") the principal amount of TWENTY-SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($27,500,000), or such lesser aggregate amount of Line B Loans as may be made pursuant to the Bank's Pro Rata Share of the Line B Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line B Loan made hereunder and remaining unpaid from time to time from the date of each such Line B Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line B Note shall be payable as provided in the Loan Agreement and in any event on the Line B/C Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line B Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line B Note, and such record shall be presumptive evidence of the principal amount owing under this Line B Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line B Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local
Laws thereof.


                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation

                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  LINE B NOTE


$27,500,000                                                 February 28, 1996
                                                      Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE FIRST NATIONAL BANK OF CHICAGO ("the Bank") the principal amount of TWENTY-SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($27,500,000), or such lesser aggregate amount of Line B Loans as may be made pursuant to the Bank's Pro Rata Share of the Line B Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line B Loan made hereunder and remaining unpaid from time to time from the date of each such Line B Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line B Note shall be payable as provided in the Loan Agreement and in any event on the Line B/C Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line B Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line B Note, and such record shall be presumptive evidence of the principal amount owing under this Line B Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line B Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.


                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation

                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  LINE B NOTE

$27,500,000                                                    February 28, 1996
                                                         Los Angeles, California

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of CREDIT LYONNAIS LOS ANGELES BRANCH ("the Bank") the principal amount of TWENTY-SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($27,500,000), or such lesser aggregate amount of Line B Loans as may be made pursuant to the Bank's Pro Rata Share of the Line B Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line B Loan made hereunder and remaining unpaid from time to time from the date of each such Line B Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line B Note shall be payable as provided in the Loan Agreement and in any event on the Line B/C Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line B Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line B Note, and such record shall be presumptive evidence of the principal amount owing under this Line B Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line B Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.


                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation

                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  LINE B NOTE


$27,500,000                                             February 28, 1996
                                                  Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of NATIONSBANK OF TEXAS, N.A. ("the Bank") the principal amount of TWENTY-SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($27,500,000), or such lesser aggregate amount of Line B Loans as may be made pursuant to the Bank's Pro Rata Share of the Line B Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line B Loan made hereunder and remaining unpaid from time to time from the date of each such Line B Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line B Note shall be payable as provided in the Loan Agreement and in any event on the Line B/C Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line B Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line B Note, and such record shall be presumptive evidence of the principal amount owing under this Line B Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line B Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.


                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation

                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                   EXHIBIT D

                                LINE C NOTE


$5,000,000                                                 February 28, 1996
                                                     Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("the Bank") the principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000), or such lesser aggregate amount of Line C Loans as may be made pursuant to the Bank's Pro Rata Share of the Line C Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line C Loan made hereunder and remaining unpaid from time to time from the date of each such Line C Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line C Note shall be payable as provided in the Loan Agreement and in any event on the Line B/C Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line C Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line C Note, and such record shall be presumptive evidence of the principal amount owing under this Line C Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line C Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.


                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation



                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  LINE C NOTE


 $5,000,000                                                 February 28, 1996
                                                      Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE FIRST NATIONAL BANK OF CHICAGO ("the Bank") the principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000), or such lesser aggregate amount of Line C Loans as may be made pursuant to the Bank's Pro Rata Share of the Line C Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line C Loan made hereunder and remaining unpaid from time to time from the date of each such Line C Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line C Note shall be payable as provided in the Loan Agreement and in any event on the Line B/C Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line C Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line C Note, and such record shall be presumptive evidence of the principal amount owing under this Line C Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line C Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.


                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation



                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

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
                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

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

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

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

                                  LINE C NOTE


$5,000,000                                                  February 28, 1996
                                                      Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of CREDIT LYONNAIS LOS ANGELES BRANCH ("the Bank") the principal amount of FIVE MILLION AND NO/100 DOLLARS($5,000,000), or such lesser aggregate amount of Line C
Loans as may be made pursuant to the Bank's Pro Rata Share of the Line C Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line C Loan made hereunder and remaining unpaid from time to time from the date of each such Line C Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line C Note shall be payable as provided in the Loan Agreement and in any event on the Line B/C Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line C Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line C Note, and such record shall be presumptive evidence of the principal amount owing under this Line C Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line C Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation


                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

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

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

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
                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

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

                                  LINE C NOTE


$5,000,000                                                 February 28, 1996
                                                     Los Angeles, California


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of NATIONSBANK OF TEXAS, N.A. ("the Bank") the principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000), or such lesser aggregate amount of Line C Loans as may be made pursuant to the Bank's Pro Rata Share of the Line C Commitment under the Fourth Amended and Restated Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Line C Loan made hereunder and remaining unpaid from time to time from the date of each such Line C Loan until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent for the Banks, First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents (as further amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Line C Note shall be payable as provided in the Loan Agreement and in any event on the Line B/C Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Line C Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan

Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement.

     The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Line C Note, and such record shall be presumptive evidence of the principal amount owing under this Line C Note.

     The undersigned hereby promises to pay, within fifteen (15) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Line C Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.


                              KAUFMAN AND BROAD HOME CORPORATION,
                              a Delaware corporation


                              By  /s/ MICHAEL F. HENN
                                 ------------------------------------------
                                 Michael F. Henn
                                 Senior Vice President
                                 and Chief Financial Officer

                              By  /s/ ALBERT PRAW
                                 ------------------------------------------
                                 Albert Praw
                                 Senior Vice President

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                          (Alternate Base Rate Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

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

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                 (LIBOR Loans)

-------------------------------------------------------------------------------

                                     Amount of
                       Amount of      Principal
                       Loan or of      Paid or
                       Redesigna-     Redesig-
                        tion from    nated into
                         another       another      Unpaid
                         type of       type of     Principal    Notation
               Date       Loan          Loan        Balance     Made By

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

                                    EXHIBIT E

             LINE B/C COMMITMENT ASSIGNMENT AND ACCEPTANCE AGREEMENT

            THIS COMMITMENT ASSIGNMENT AND ACCEPTANCE AGREEMENT ("Agreement") dated as of _______, 199_ is made with reference to that certain Fourth Amended and Restated Loan Agreement dated as of February __, 1996 among Kaufman and Broad Home Corporation, Bank of America NT&SA, as Administrative Agent, and the Banks party thereto (the "KBHC Loan Agreement"), and is entered into between the "Assignor" described below, in its capacity as a Bank under the Loan Agreement, and the "Assignee" described below. Assignor and Assignee hereby represent, warrant and agree as follows:

   1. Definitions. Capitalized terms defined in the KBHC Loan Agreement are used herein with the meanings set forth for such terms in the KBHC Loan Agreement. As used in this Agreement, the following capitalized terms shall have the meanings set forth below:

            "Agent" means the KBHC Agent.

            "Assignee" means __________________________________.

            "Assigned Pro-Rata Share" means _______% of the Line B
Commitment and the Line C Commitment of the Line B/C Banks under the KBHC Loan Agreement, being equal to the following dollar amount: $____________________.

            "Assignor" means __________________________________.

            "Borrower" means KBHC.

            "Effective Date" means ___________ 199_, the effective date of this Agreement determined in accordance with the KBHC Loan Agreement.

            "KBHC" means Kaufman and Broad Home Corporation, a Delaware corporation, and its successors.

            "KBHC Agent" means Bank of America National Trust and
Savings Association, in its capacity as Administrative Agent under the KBHC Loan Agreement, and any successor agent thereunder.

            "KBHC Loan Agreement" means that certain Fourth Amended and Restated Loan Agreement dated as of February 28, 1996 among KBHC, the KBHC Agent, and the Banks party thereto, as the same may be amended from time to time.

            "Line B/C Banks" means the Banks designated as Line B/C Banks on the signature pages of the KBHC Loan

Agreement, together with any other Bank that may become a Line B/C Bank pursuant to the KBHC Loan Agreement.

            "Line B Commitment" shall have the meaning given such term in the KBHC Loan Agreement.

            "Line C Commitment" shall have the meaning given such term in the KBHC Loan Agreement.

            "Loan Documents" means, collectively, the "Loan Documents" under the KBHC Loan Agreement.

            "Managing Agents" means, collectively, Bank of America
National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch and NationsBank of Texas, N.A.

            "Notes" means promissory notes evidencing Line B Loans and Line C Loans made in favor of any Assignor or Assignee by KBHC under the KBHC Loan Agreement.

   2. Representations and Warranties of the Assignor. The Assignor represents and warrants as follows:

            (a) As of the date hereof, the Line B/C Pro-Rata Share of the Assignor is _____% of the Line B Commitment and the Line C Commitment (without giving effect to assignments thereof which have not yet become effective). The Assignor is the legal and beneficial owner of the Assigned Pro-Rata Share and the Assigned Pro-Rata Share is free and clear of any adverse claim.

            (b) The outstanding principal balance of Advances made by Assignor under Section 2.1(b) of the KBHC Loan Agreement is $______________. The outstanding principal balance of Advances made by Assignor under Section 2.1(c) of the KBHC Loan Agreement is $___________, and the Assignor's
Pro Rata Share of all Line C Letters of Credit issued under Section
2.5(b) of the KBHC Loan Agreement is $_______________.

            (c) The Assignor has full power and authority, and has taken all action necessary to execute and deliver this Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith.

            (d) This Agreement constitutes the legal, valid and binding obligation of the Assignor.

Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of KBHC or the performance by KBHC of its obligations under the Override Agreement and the KBHC Loan Agreement, and assumes no responsibility with respect to any statements, warranties or representations made or in connection with the Override Agreement and the KBHC Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the KBHC Loan Agreement or any Loan Document other than as expressly set forth above.

   3. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

            (a) The Assignee is an Eligible Assignee;

            (b) The Assignee has full power and authority, and has taken all action necessary to execute and deliver this Agreement, and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

            (c) This Agreement constitutes the legal, valid and binding obligation of the Assignee;

            (d) The Assignee has independently and without reliance upon the Assignor and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Assignee will, independently and without reliance upon the Agents or any Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the KBHC Loan Agreement;

            (e) The Assignee has received copies of the KBHC Loan Agreement and such of the Loan Documents as it has requested, together with copies of the most recent financial statements delivered pursuant to the KBHC Loan Agreement; and

            (f) If Assignee is organized under the Laws of a jurisdiction outside the United States of America, attached hereto are the forms prescribed by the Code and the KBHC Loan Agreement certifying Assignee's exemption from United States withholding taxes with respect to all payments to be made to Assignee under the KBHC Loan Agreement.

   4. Assignment. On the terms set forth herein, Assignor, as of Effective Date, hereby irrevocably sells, assigns and transfers to the Assignee all of the rights and obligations of the Assignor as a Line B/C Bank under the KBHC Loan Agreement and the other Loan Documents, in each case to the extent of the

Assigned Pro-Rata Share, and the Assignee irrevocably accepts such assignment of rights and assumes such obligations from the Assignor on such terms and as of the Effective Date. As of the Effective Date, Assignee shall have the rights and obligations of a "Bank" and a "Line B/C Bank" under the Loan Documents, except to the extent of any arrangements with respect to payments referred to in
Section 5 hereof. Assignee hereby appoints and authorizes the Managing
Agents and the KBHC Agent to take such action and to exercise such powers as are delegated to the Managing Agents and the KBHC Agent by this Agreement and the KBHC Loan Agreement, respectively.

   5. Payment. On the Effective Date, Assignee shall pay to the
Assignor, in immediately available funds, an amount equal to the purchase price, as agreed between the Assignor and the Assignee, of the Assigned Pro-Rata Share. The Assignor and the Assignee have entered into a letter agreement, of even date herewith, which sets forth their agreement with respect to the amount of interest, fees, and other payments with respect to the Assigned Pro-Rata Share which are to be retained by the Assignor.

      The Assignor and the Assignee hereby agree that if either receives any payment of interest, principal, fees or any other amount under the KBHC Loan Agreement, their respective Notes and other Loan Documents which is for the account of the other, it shall hold the same in trust for such party to the extent of such party's interest therein and shall promptly pay the same to such party.

   6. Principal, Interest, Fees, etc.. Any principal that would be payable and any interest, fees and other amounts that would accrue from and after the Effective Date to or for the account of the Assignor pursuant to the KBHC Loan Agreement and the Notes shall be payable to or for the account of the Assignor and the Assignee, in accordance with their respective interests as adjusted pursuant to this Agreement.

   7. Notes. The Assignor and Assignee shall make appropriate arrangements with the Borrower concurrently with the execution and delivery hereof so that replacement Notes are issued to the Assignor and new Notes are issued to the Assignee in principal amounts reflecting their Line B/C Pro Rata Share of the Line B Commitment and the Line C Commitment or their outstanding Advances (as adjusted pursuant to this Agreement) thereunder.

   8. Further Assurances. Concurrently with the execution of this Agreement, Assignor shall execute four counterpart original Requests for Registration, in the form of Exhibit A to this Agreement, to be forwarded to the Agent. The Assignor and the Assignee further agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions con-templated by this Agreement, and Assignor specifically agrees to cause the delivery of (i) four original counterparts of this Agreement and (ii) the Requests for Registration, to the Agent for the purpose of registration of Assignee as a "Bank" and a "Line B/C Bank" pursuant to the KBHC Loan Agreement.

   9. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

   10. Notices. All communications among the parties or notices in connection herewith shall be in writing, hand delivered or sent by registered airmail, postage prepaid, or by telex, telegram or cable, addressed to the appropriate party at its address set forth on the signature pages hereof. All such communications and notices shall be effective upon receipt.

   11. Binding Effect. This Agreement shall become effective upon the execution of the Request for Registration in the form of Exhibit A to this Agreement by KBHC and the execution of the Consent in the form of Exhibit B to this Agreement by the Agent, and shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that Assignee shall not assign its rights or obligations without the prior written consent of the Assignor and any purported assignment, absent such consent, shall be void.

   12. Interpretation. The headings of the various sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officials, officers or agents thereunto duly authorized as of the date first above written.

                                       "Assignor"

                                       ________________________________________



                                       By:_____________________________________

                                       Title:__________________________________

                                       Address:    ____________________________
                                                   ____________________________
                                                   ____________________________
                                                   Attn:  _____________________

                                       "Assignee"

                                       ______________________________________

                                       By: __________________________________

                                       Title:________________________________

                                       Address:  ____________________________

                                                 ____________________________
                                                 Attn: ______________________

                Exhibit A to Commitment Assignment and Acceptance

                            REQUEST FOR REGISTRATION

TO:  BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as KBHC Agent.

            THIS REQUEST FOR REGISTRATION OF ASSIGNEE is made as of the date of the enclosed Commitment Assignment and Acceptance Agreement with reference to that certain Amended and Restated Loan Agreement dated as of February 28, 1996 among KBHC and the Banks who are parties thereto.

            Assignor and Assignee hereby request that the Agent approve of Assignee as a Bank and as a Line B/C Bank, and that the Agent register Assignee as a Bank and as a Line B/C Bank pursuant to the KBHC Loan Agreement effective as of the Effective Date described in the enclosed Commitment Assignment and Acceptance and, in connection with this request certify to the Agent that the enclosed Commitment Assignment and Acceptance Agreement sets forth the correct Line B Commitment and Line C Commitment and the Assigned Pro-Rata Share of the Assignee.

            Enclosed with this Request are four counterpart originals of the Commitment Assignment and Acceptance as well as the original Line B Note and Line C Note issued to Assignor.

   IN WITNESS WHEREOF, Assignor and Assignee have executed this Request for Registration by their duly authorized officers as of this _____________________, 199_.

                                       "Assignor"

                                       ____________________________________



                                       By:_________________________________

                                          _________________________________
                                           (Printed/Typed Name of Officer)

                                       "Assignee"

                                       ______________________________________



                                       By:___________________________________

                                          ___________________________________
                                            (Printed/Typed Name of Officer)

THE UNDERSIGNED HEREBY CONSENTS
TO THE ABOVE ASSIGNMENT:

KAUFMAN AND BROAD HOME CORPORATION,
a Delaware corporation

By:  ___________________________

Its: ___________________________
    Printed Name and Title

                Exhibit B to Commitment Assignment and Acceptance

                                     CONSENT

TO:The Assignor and Assignee referred to in the above Request for Registration

   When countersigned by the Managing Agents below, this document shall certify that:

   1. The Agent has consented, pursuant to the terms of the Loan Documents, to the assignment by Assignor to Assignee of the Assigned Pro-Rata Share.

   2. The Agent has registered Assignee as a Bank and as a Line B/C Bank under the KBHC Loan Agreement, effective as of the Effective Date described above, with a Pro-Rata Share of the Line B Commitment and the Line C Commitment corresponding to the Assigned Pro-Rata Share and has adjusted the registered Pro-Rata Share of the Line B Commitment and the Line C Commitment of Assignor to reflect the assignment of the Assigned Pro-Rata Share.

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Agent

                                       By:___________________________________

                                          ___________________________________
                                            (Printed/Typed Name of Officer)

                                  EXHIBIT F-1

                       [DAVIS POLK & WARDWELL LETTERHEAD]





                               February 28, 1996

Bank of America National Trust
   and Savings Association,
The First National Bank of Chicago,
Credit Lyonnais Los Angeles Branch and
NationsBank of Texas, N.A.,
   as Managing Agents
c/o Bank of America National Trust
   and Savings Association
315 Montgomery Street
San Francisco, California 94104


Ladies and Gentlemen:

         We have acted as special counsel for Kaufman and Broad Home Corporation, a Delaware corporation ("KBHC"), and Kaufman and Broad Home Mortgage Corporation, an Illinois corporation ("KBMC" and, together with KBHC, the "Borrowers"), in connection with (i) the Fourth Amended and Restated Loan Agreement dated as of February 28, 1996 (the "Loan Agreement") among KBHC, the banks listed on the signature pages thereof (the "Banks"), Bank of America National Trust and Savings Association, as Administrative Agent, The First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Co-Syndication Agents, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch and NationsBank of Texas, N.A., as Managing Agents, and (ii) the Amended and Restated Override Agreement dated as of February 28, 1996 (the "Override Agreement") among the Borrowers, Bank of America National Trust and Savings Association, as the KBHC Agent, Credit Lyonnais Los Angeles Branch, as the KBMC Agent, The First National Bank of Chicago, as Documentation Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, as Override Agents, Bank of America National Trust and Savings Association, First National Bank of Chicago, Credit Lyonnais Los Angeles Branch

Bank of America National                  2                  February 28, 1996
Trust and Savings Association



and NationsBank of Texas, N.A., as the Managing Agents, and the banks listed on the signature pages thereof. Terms defined in the Loan Agreement are used herein as therein defined unless otherwise defined herein. The Loan Agreement, the Override Agreement and the Notes are collectively referred to herein as the "KBHC Documents"; the Third Amendment dated as of February 28, 1996 to the Mortgage Warehousing Agreement and the Third Amendment dated as of February 28, 1996 to the Collateral Agency Agreement (as defined in the Mortgage Warehousing Agreement) are collectively referred to herein as the "KBMC Documents"; and the KBMC Documents, together with the KBHC Documents and the Amended and Restated Continuing Guaranty dated as of February 28, 1996 (the "Guaranty") executed by each Guarantor Subsidiary on the date hereof, are collectively referred to herein as the "Loan Documents".

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion. For purposes of this opinion we have assumed (i) that each of KBMC and the Guarantor Subsidiaries is a corporation validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to execute, deliver and perform all of its obligations under each of the Loan Documents to which it is a party, (ii) that the execution, delivery and performance by each of KBMC and the Guarantor Subsidiaries of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action, and (iii) that each of the Borrowers and the Guarantor Subsidiaries has executed and delivered each of the Loan Documents to which it is a party.

         Based upon the foregoing, and subject to the qualifications set forth below, we are of the opinion that:

         1. KBHC is a corporation validly existing and in good standing under the General Corporation Law of the State of Delaware, and its certificate of incorporation does not limit the term of its existence.

Bank of America National                  3                  February 28, 1996
Trust and Savings Association



         2. KBHC has all requisite corporate power and authority to execute, deliver and perform all of its obligations under the KBHC Documents.

         3. The execution, delivery and performance by KBHC of the KBHC Documents have been duly authorized by all necessary corporate action.

         4. The execution, delivery and performance by each of the Borrowers and the Guarantor Subsidiaries of the Loan Documents to which it is a party do not violate, contravene or constitute a default under (i) the Indenture between KBHC and the First National Bank of Boston, as trustee, dated as of May 1, 1993, relating to the issuance of $175,000,000 of 9 3/8% Senior Subordinated Notes due 2003, (ii) the Indenture between KBHC and NBD Bank, N.A., as trustee, dated as of September 1, 1992, and the Officers' Certificate pursuant thereto dated as of August 31, 1992, relating to the issuance of $100,000,000 of 10 3/8% Senior Notes due 1999, or (iii) any United States federal or New York State law or regulation that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Loan Documents.

         5. No authorization, consent, approval, order, license or permit from, or filing, registration, or qualification with, or exemption from any of the foregoing from, any New York State or United States governmental agency or body is required to authorize or permit the execution, delivery and performance by any Borrower or Guarantor Subsidiary of the Loan Documents to which it is a party.

         6. Each of the KBMC Documents will, and, if the Loan Documents other than the KBMC Documents were stated to be governed by and construed in accordance with the laws of the State of New York (without regard to principles of conflicts of laws), each of such Loan Documents would, when executed and delivered by each of the Borrowers and the Guarantor Subsidiaries party thereto, constitute the valid and binding obligation of such Borrower or such Guarantor Subsidiary, as the case may be, enforceable against such Borrower or such Guarantor Subsidiary, as the case may be, in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting

Bank of America National                  4                  February 28, 1996
Trust and Savings Association



creditors' rights generally and equitable principles of general applicability.

         The foregoing opinion is subject to the following qualifications:

                 (a) We express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which may limit the rate of interest that such Bank may charge or collect.

                 (b) We express no opinion as to provisions in the Loan Documents which purport to indemnify any person for its own gross negligence or willful misconduct.

                 (c) We express no opinion as to the enforceability of the last sentence of Section 11.22 of the Loan Agreement.

                 (d) Certain waivers contained in the Guaranty may not be enforceable in accordance with their terms.

                 (e) We express no opinion as to the enforceability of (i) the provision in Section 4 of the Guaranty purporting to provide that the obligations of the Guarantor Subsidiaries are independent of the obligations of KBHC or (ii) Section 5 of the Guaranty (insofar as changes in the terms of the underlying obligations may create new obligations for purposes of the guaranty and certain actions in respect of collateral may affect a related guaranty).

                 (f) We express no opinion as to the effect, if any, of the application of Section 548 of the federal Bankruptcy Code and similar provisions of state law to the Loan Documents or the transactions contemplated thereby.

         We are members of the bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware.

Bank of America National                  5                  February 28, 1996
Trust and Savings Association



         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent, except that any person that becomes a Bank in accordance with the provisions of the Loan Documents may rely upon this opinion as if it were specifically addressed and delivered to such person on the date hereof.


                                        Very truly yours,


                                        DAVIS POLK & WARDWELL

                                  EXHIBIT F-2

                          [KAUFMAN & BROAD LETTERHEAD]





                                                               February 28, 1996



To:      Bank of America National Trust and
         Savings Association, The First National
         Bank of Chicago, NationsBank of Texas, N.A., and Credit Lyonnais - Los Angeles Branch, as Managing Agents

         c/o Bank of America National Trust and
         Savings Association
         315 Montgomery Street
         San Francisco, California 94104


         Ladies and Gentlemen:

         I am the General Counsel of Kaufman and Broad Home Corporation, a Delaware corporation ("KBHC") and, in that capacity, I also have oversight responsibility for the legal affairs of Kaufman and Broad Mortgage Company, an Illinois corporation ("KBMC") (KBHC, together with KBMC, shall be referred to herein as the "Borrowers") and have acted as such in connection with (i) the Fourth Amended and Restated Credit Agreement (the "Amended KBHC Loan Agreement") dated as of February 28, 1996, by and among KBHC, the Banks which are parties thereto, the Administrative Agent, the Documentation Agent, the co-Syndication Agents and the Managing Agents and (ii) the Amended and Restated Override Agreement (the "Amended Override Agreement") dated as of February 28, 1996, by and among the Borrowers, the Banks which are the parties thereto, the Managing Agents, the KBHC Agent, the KBMC Agent, and the Documentation Agent named therein.

         This opinion is furnished to you pursuant to Section 8.1(a)(7) of the Fourth Amended Loan Agreement and Section 3.1(a)(3) of the Amended Override Agreement. Terms not otherwise defined herein shall have the meanings defined for such terms in the Amended Override Agreement or the Amended KBHC Loan Agreement, as the case may be. The term "Loan Documents", as used herein, means those Loan Documents (as defined in the Amended Override Agreement) in existence as of the Closing Date, including without limitation those referenced in paragraphs (a) through (g) below. The term "KBHC Loan Documents" is sometimes used herein to describe the documents referenced in paragraphs (b) through (d)

Bank of America National Trust and Savings
   Association
February 28, 1996
Page 2

below. The term "KBMC Loan Documents" is sometimes used herein to describe the agreements referred to in (e) through (g) below.

         This opinion is rendered to you as a supplement to the legal opinion of Davis Polk & Wardwell of even date herewith in connection with the Amended Override Agreement but expressly does not incorporate the terms of said Davis Polk & Wardwell opinion.

         For purposes of this opinion, I have examined originals, or copies identified to my satisfaction as being true copies, of the following documents:

         a.      the Amended Override Agreement;

         b.      the Amended KBHC Loan Agreement;

         c.      the Notes under the Amended KBHC Loan Agreement;

         d.      the Subsidiary Guaranty;

         e. the Amended KBMC Loan Agreement, including the Third Amendment dated as of February 28, 1996;

         f. the Third Amendment dated as of February 28, 1996 to the Collateral Agency Agreement under the Amended KBMC Loan Agreement; and

         g.      the Notes under Amended KBMC Loan Agreement.

         I have also made such investigations of fact and law; obtained such certificates of Responsible Officials of Borrowers and their Subsidiaries, and of public officials; reviewed incorporation documentation, resolutions, secretary certificates, good standing certificates and other documents as appropriate of and for the Borrowers and the Guarantor Subsidiaries as applicable; and done such other things as I have deemed necessary for the purpose of this opinion.

         I have assumed (a) all natural persons have legal capacity, (b) the genuineness of all signatures of all parties other than Borrowers and the "Guarantor Subsidiaries" listed in Schedule 4.4 to the Amended KBHC Loan Agreement, (c) the conformity to authentic original documents of all documents submitted to me as copies and the authenticity of all documents submitted to me as originals, (d) as to all parties other than Borrowers and the Guarantor Subsidiaries, the due authorization,

Bank of America National Trust and Savings
   Association
February 28, 1996
Page 3

execution and delivery of all documents and the validity and enforceability thereof against all parties thereto other than Borrower and the Guarantor Subsidiaries, (e) that each Person (other than Borrower and the Guarantor Subsidiaries) which is a party to the Loan Documents has full power, authority and legal right, under its charter and other governing documents and laws applicable to it to perform its respective obligations thereunder, (f) all parties to any Loan Documents have filed all required franchise tax returns, if any, and paid all required taxes, if any, under the California Revenue & Taxation Code and under the laws of the States of Delaware, Illinois and the states of incorporation of the Guarantor Subsidiaries and (g) that the Loan Documents have not been modified, amended, terminated or revoked in any respect, and remain in full force and effect as of the date hereof.

         With respect to those opinions expressed below to be to "knowledge" or "to the knowledge of the undersigned," or similar such wording, I am referring solely to my individual, actual knowledge. Except as expressly set forth herein, I did not undertake a review or examination of the activities or business records of Borrower specifically for the purpose of rendering this opinion or to determine the existence or absence of such facts. As General Counsel to KBHC and in my oversight capacity with respect to the legal affairs of KBMC, however, material information respecting the matters covered by such opinions is brought to my attention on a regular basis as a matter of internal policy and I intend the phrase "to the knowledge of the undersigned" to mean that, in reviewing such information, nothing has come to my attention which caused or should have caused me not to render such opinions.

         Based upon the foregoing and in reliance thereon, I am of the opinion that:

                 1. KBHC is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and its certificate of incorporation does not provide for the termination of its existence. KBHC is duly qualified or registered to transact business and is in good standing as a foreign corporation in the State of California, and each other jurisdiction in which the conduct of its business or the ownership of its Properties makes such qualifications or registration necessary, except where the failure so to qualify or register and to be in good standing would not constitute a Material Adverse Effect.

                 2.       KBMC is a corporation duly organized, validly

Bank of America National Trust and Savings
   Association
February 28, 1996
Page 4

         existing and in good standing under the Laws of the State of Illinois, and its certificate of incorporation does not provide for the termination of its existence. KBMC is duly qualified or registered to transact business and is in good standing as a foreign corporation in the State of California, and each other jurisdiction in which the conduct of its business or the ownership of its Properties makes such qualifications or registration necessary, except where the failure so to qualify or register and to be in good standing would not constitute a Material Adverse Effect.

                 3. Each Borrower has all requisite corporate power and authority to conduct its business, to own and lease its Properties and to execute, deliver and perform all of its obligations under the Loan Documents to which it is a Party.

                 4. To the knowledge of the undersigned, each Borrower is in substantial compliance with all Laws and other legal requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Government Agency that are necessary for the transaction of its business, except where the failure so to comply, file, register, qualify or obtain exemptions would not constitute a Material Adverse Effect.

                 5. The execution, delivery and performance by each Borrower and by each Guarantor Subsidiary of KBHC, of each of the Loan Documents to which it is a Party have been duly authorized by all necessary corporate action, and do not:

                          a. require under the charter documents of such Borrower or Guarantor Subsidiary any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of such Party;

                          b. violate or conflict with such Party's charter, certificate or articles of incorporation or bylaws;

                          c. to the knowledge of the undersigned, result in or require the creation or imposition of any Lien or Right of Others (other than as provided under the Loan Documents) upon or with respect to any Property

Bank of America National Trust and Savings
   Association
February 28, 1996
Page 5

                 now owned or leased by such Party;

                          d. violate any Requirement of Law known to the undersigned applicable to such Party; or

                          e. result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement known to the undersigned or any other Contractual Obligation known to the undersigned to which such Party is a party or by which such Party or any of its Property is bound or affected;

         and, to the knowledge of the undersigned, neither Borrower nor any Subsidiary of either Borrower is in violation of, or default under, any Requirement of Law, or contractual obligation, or any indenture, loan or credit agreement described in subparagraph (e) above in any respect that would constitute a Material Adverse Effect.

                 6. Each of the Loan Documents to which either Borrower or any Guarantor Subsidiary is a party will, when executed and delivered by such Borrower or such Guarantor Subsidiary, as the case may be, constitute the legal, valid and binding obligation of such Borrower or such Guarantor Subsidiary, as the case may be, enforceable against such Borrower or such Guarantor Subsidiary, as the case may be, in accordance with its terms.

                 7. Except as have heretofore been obtained, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, or exemption from any of the foregoing from, any Governmental Agency under any Requirement of Law imposed on either Borrower or any Guarantor Subsidiary by the laws of the United States of America, the State of California or the State of New York, in each case as the same exists on the date hereof, is or will be required to authorize or permit the execution, delivery and performance by either Borrower or any Significant Subsidiary of KBHC of the Loan Documents to which it is a Party.

                 8. Each Significant Subsidiary which is a Domestic Subsidiary is a legal entity of the form described for that Subsidiary in Schedule 4.4 to the Amended KBHC Agreement, duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation, is duly qualified or registered to do business as a foreign

Bank of America National Trust and Savings
   Association
February 28, 1996
Page  6

         organization and is in good standing as such in each jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualifications or registration necessary (except where the failure to be so qualified or registered and in good standing does not constitute a Material Adverse Effect) and has all requisite power and authority to conduct its business and to own and lease its Properties and to execute, deliver and perform the obligations under the Loan Documents to which it is a Party.

                 9. To the knowledge of the undersigned, each Significant Subsidiary is in substantial compliance with all Laws and other requirements applicable to its business has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure so to comply, file, register, qualify or obtain exemptions does not constitute a Material Adverse Effect.

                 10. Neither Borrower nor any of their Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940.

                 11. To the knowledge of the undersigned, there are no actions, suits or proceedings pending or, to the knowledge of the undersigned, threatened against or affecting either Borrower or any of their Subsidiaries or any Property of any of them in any court of Law or before any Governmental Agency in which there is a reasonable probability of a decision which would constitute a Material Adverse Effect.

                 12. Neither Borrower nor any of their Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" or "margin security" within the meanings of Regulation U of the Board of Governors of the Federal Reserve System and no Loan under the Agreement will be used to purchase or carry any such margin stock in violation of Regulation U.

                 13. To the knowledge of the undersigned, Borrowers and their Subsidiaries are in substantial compliance with all applicable Laws relating to environmental protection where

Bank of America National Trust and Savings
   Association
February 28, 1996
Page 7


         the failure to comply would constitute a Material Adverse Effect, and have not received any notice from any Governmental Agency respecting the alleged violation by any Borrower or any Subsidiary of such Laws which would constitute a Material Adverse Effect which has not been or is not being corrected.

                 14. Texas is a state in which perfection of a security interest in a note together with an unrecorded assignment of a related mortgage is sufficient to obtain all rights as a secured party in such mortgage superior as against third parties.

         In addition to any assumptions, qualifications and other matters set forth elsewhere herein, the opinions set forth above are subject to the following:

                 (a) My opinion with respect to the legality, validity, binding effect and enforceability of any Loan Document, agreement or provision is subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer and equitable subordination, reorganization, moratorium or similar law affecting creditors' rights generally and to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, estoppel, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). I express no opinion as to the availability of equitable remedies. In applying such equitable principles, a court, among other things, might not allow a creditor to accelerate maturity of a debt upon the occurrence of a default deemed immaterial or for non-credit reasons or might decline to order a debtor to perform covenants. Such principles applied by a court might also include a requirement that a creditor act with reasonableness and in good faith.

                 (b) Certain remedial provisions of the Loan Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Loan Documents taken as a whole and, except as set forth in subparagraph (a) above, the Loan Documents taken as a whole contain adequate provisions for enforcing payment of the "Obligations" (as defined in the Amended KBHC Agreement) and the "Obligations" (as defined in the Amended KBMC Loan Agreement).

Bank of America National Trust and Savings
   Association
February 28, 1996
Page 8

                 (c) I express no opinion as to whether a New York court would enforce or otherwise give legal effect to the choice of California law provisions contained in the Override agreement and the KBHC Loan Documents, or the effect on the opinions given herein if a court applied New York law to determine the rights of the parties under the Amended Override Agreement and the KBHC Loan Documents. I express no opinion to whether a California court would enforce or otherwise give legal effect to the choice of New York law provisions contained in the KBMC Loan Documents, or the effect on the opinion given herein if a court applied California law to determine the rights of the parties under the KBMC Loan Documents.

                 (d) I call your attention to the following matters as to which I express no opinion:

                          (i) the Borrowers' agreements in the Loan Documents to indemnify you against costs or expenses or liability notwithstanding your acts of negligence or willful misconduct;

                          (ii) the Borrowers' agreements in the Loan Documents for payment or reimbursement of costs, fees and expenses or indemnification for claims, losses or liabilities to the extent any such provision may be determined by a court or other tribunal to be in an unreasonable amount, to constitute a penalty or to be contrary to public policy;

                          (iii) the Borrowers' agreements in the Loan Documents to the jurisdiction or venue of a particular court, to the waiver of the right to jury trial or to be served with process by service upon a designated third party;

                          (iv) any of the waivers or remedies contained in the Loan Documents, whether or not any Loan Document deems any such waiver or remedy commercially reasonable, if such waivers or remedies are determined (1) not to be commercially reasonable under applicable law, (2) to conflict with mandatory provisions of applicable law, (3) be taken in a manner determined to be unreasonable or not performed in good faith or with fair dealing or with honesty in fact or (4) to be broadly or vaguely stated or not to describe the

Bank of America National Trust and Savings
   Association
February 28, 1996
Page 9

                 right or duty purportedly waived with reasonable specificity;

                          (v) provisions in the Loan Documents which may be construed as imposing penalties or forfeitures, late payment charges or an increase in interest rate, upon delinquency in payment or the occurrence of a default;

                          (vi) any power of attorney granted under the Loan Documents;

                          (vii) provisions in the Loan Documents to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy; or

                          (viii) provisions in the Loan Documents which expressly or by implication waive or limit the benefits of statutory, regulatory or constitutional rights, unless and to the extent the statute, regulation or constitution explicitly allow such waiver or other limitation.

         My opinion expressed herein is limited to the laws of the State of California, the General Corporation Law of the State of Delaware, the Illinois Business Corporation Act and the federal laws of the United States, and I do not express any opinion herein concerning any other law.

         This opinion is being rendered to you in connection with the transaction referred to above and may not be relied upon by any person (other than the Bank Parties, an Eligible Assignee or holder of a participation interest from any Bank or any successor in interest of any Bank) or by you or the other Bank Parties in any other context. Copies hereof may be furnished
(a) to your independent auditors and attorneys, (b) to any governmental agency or authority having regulatory jurisdiction of any governmental agency or authority having regulatory jurisdiction over you, (c) pursuant to order of legal process of any court or of any governmental agency or authority, or (d) in connection with any

Bank of America National Trust and Savings
   Association
February 28, 1996
Page 10

legal action to which you are a party arising out of the transaction referred to above. This opinion is rendered as of the date hereof and I hereby disclaim any obligation to advise any person entitled to rely hereon of any change in the matters stated herein.

                                        Respectfully submitted,

                                        BARTON P. PACHINO
                                        -------------------------------------
                                        Barton P. Pachino
                                        Senior Vice President and
                                        General Counsel of KBHC

                                  EXHIBIT G

                          REQUEST FOR LETTER OF CREDIT

            1. This Request for Letter of Credit is executed and delivered by a Responsible Official of Kaufman and Broad Home Corporation ("Borrower") to the Issuing Bank named below, pursuant to that certain Fourth Amended and Restated Loan Agreement (the "Agreement") dated as of February 28, 1996, entered into by and among Borrower, the Banks that are parties thereto, the Administrative Agent, Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents. Terms defined in the Agreement and not otherwise defined herein are used herein as defined in the Agreement.

            2. Borrower hereby requests that the Issuing Bank named below issue a Letter of Credit for the account of Borrower pursuant to the Agreement, as follows:

            (a)     Issuing Bank: ______________________________.

            (b)     Amount of Letter of Credit:  $______________.

            (c)     Expiration Date:  __________________, 19___.

            (d)     Purpose of Letter of Credit:
                    ____________________________________________

            (e)     Type of Letter of Credit:

                     / /      Financial Letter of Credit


                     / /      Performance Letter of Credit



            (f)     Commitment Under Which Letter of Credit Will Be Issued:

                     / /      Line A Commitment


                     / /      Line C Commitment

            3. The requested Letter of Credit is (check one box only):

                     / /     a new Letter of Credit.


                     / / a supplement, modification, amendment, renewal, or extension to or of the following outstanding Letter(s) of Credit: [Identify]

            4. In connection with the issuance of the Letter of Credit requested herein, Borrower hereby represents, warrants, and certifies to the Bank that as of the date of the issuance of the Letter of Credit requested herein:

                    (a) Each representation and warranty made by Borrower in
   Article 4 of the Agreement (other than the representations and warranties contained in Sections 4.4(a), 4.5, 4.6, 4.7, 4.9, 4.12, 4.14, 4.18 and 4.19)
   will be true and correct in all material respects, both immediately before such Letter of Credit is issued and after giving effect to such Letter of Credit, as though such representations and warranties were made on and as of the date of the issuance of the Letter of Credit, and no event or circumstance that constitutes a Material Adverse Effect shall have occurred since the Amendment Effective Date;

                    (b) No Event of Default presently exists or will have occurred and be continuing as a result of the Letter of Credit; and no Material KMBC Default or Material KMBC Event of Default then exists under the Mortgage Warehousing Agreement; provided that this condition shall not apply in respect of a Curable KMBC Default so long as the proceeds of any Loan made in reliance on this proviso are actually used to cure such Curable KMBC Default.

                    (c) Giving effect to the issuance of the Letter of Credit requested hereby, the aggregate outstanding principal of the Line A Loans and the Line C Loans plus the Line A Letter of Credit Usage plus the Line C Letter of Credit Usage plus the short term Indebtedness of Borrower and its Subsidiaries under the domestic money market lines described in Section 6.10 of the Loan Agreement does not exceed the sum of the Line A Commitment plus the Line C Commitment.

            (If any of the foregoing statements is not true and correct, attach a statement specifying in detail the circum-stances thereof and the actions Borrower is taking or proposes to take with respect thereto.)

            5. This Request for Letter of Credit is executed on __________, 19___, by a Responsible Official of Borrower, on behalf of Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

                                       BORROWER:

                                       KAUFMAN AND BROAD HOME CORPORATION,
                                       a Delaware corporation

                                       By:___________________________________

                                       Title:________________________________

                                  EXHIBIT H

                               REQUEST FOR LOAN

            1. THIS REQUEST FOR LOAN IS EXECUTED AND DELIVERED BY KAUFMAN AND BROAD HOME CORPORATION ("BORROWER") TO BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS ADMINISTRATIVE AGENT, PURSUANT TO THE FOURTH AMENDED AND RESTATED LOAN AGREEMENT (THE "AGREEMENT") DATED AS OF FEBRUARY 28, 1996, ENTERED INTO BY BORROWER, THE BANKS THAT ARE PARTIES THERETO, THE ADMINISTRATIVE AGENT, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, THE FIRST NATIONAL BANK OF CHICAGO, CREDIT LYONNAIS LOS ANGELES BRANCH AND NATIONSBANK OF TEXAS, N.A., AS MANAGING AGENTS. ANY TERMS USED HEREIN AND NOT DEFINED HEREIN SHALL HAVE THE MEANINGS DEFINED IN THE AGREEMENT.

            2. BORROWER HEREBY REQUESTS THAT BANKS MAKE A LOAN FOR THE ACCOUNT OF BORROWER PURSUANT TO THE AGREEMENT, AS FOLLOWS:

            (A)     AMOUNT OF LOAN:  $____________________.

            (B)     DATE OF LOAN:  ________________, 19___.

            (C)     TYPE OF LOAN (CHECK ONE BOX ONLY):

                     --
                    / /  ALTERNATE BASE RATE LOAN.

                     --
                    / / LIBOR LOAN WITH A ___-WEEK/___-MONTH (SELECT ONE) INTEREST PERIOD.

            (D)     APPLICABLE COMMITMENT (CHECK ONE BOX ONLY):

                     --
                    / /  LINE A COMMITMENT

                     --
                    / /      LINE B COMMITMENT

                    / /  LINE C COMMITMENT

            3. IN CONNECTION WITH THE LOAN REQUESTED HEREIN, BORROWER HEREBY REPRESENTS, WARRANTS AND CERTIFIES TO THE BANKS THAT, AS OF THE DATE OF THE LOAN REQUESTED HEREIN:

                    (A) EACH REPRESENTATION AND WARRANTY MADE BY BORROWER IN
   ARTICLE 4 OF THE AGREEMENT (OTHER THAN THE REPRESENTATIONS AND WARRANTIES

   CONTAINED IN SECTIONS 4.4(A), 4.5, 4.6, 4.7, 4.9, 4.12, 4.14, 4.18 AND 4.19)
   WILL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS, BOTH IMMEDIATELY BEFORE SUCH LOAN IS MADE AND AFTER GIVING EFFECT TO SUCH LOAN, AS THOUGH SUCH REPRESENTATIONS AND WARRANTIES WERE MADE ON AND AS OF THE DATE OF SUCH LOAN, AND NO EVENT OR CIRCUMSTANCE THAT CONSTITUTES A MATERIAL ADVERSE EFFECT SHALL HAVE OCCURRED SINCE THE AMENDMENT EFFECTIVE DATE;

                    (B) THE AMOUNT OF SHORT TERM INDEBTEDNESS EXISTING UNDER THE DOMESTIC MONEY MARKET CREDIT LINES DESCRIBED IN SECTION 6.10 OF THE LOAN AGREEMENT IS $____________ (WHICH AMOUNT MAY OR MAY NOT BE APPLICABLE TO DETERMINE COMPLIANCE WITH CLAUSE (E) BELOW).

                    (C) NO EVENT OF DEFAULT PRESENTLY EXISTS OR WILL HAVE OCCURRED AND BE CONTINUING AS A RESULT OF THE LOAN, AND NO MATERIAL KMBC DEFAULT OR MATERIAL KMBC EVENT OF DEFAULT THEN EXISTS UNDER THE MORTGAGE WAREHOUSING AGREEMENT; PROVIDED THAT THIS CONDITION SHALL NOT APPLY IN RESPECT OF A CURABLE KMBC DEFAULT SO LONG AS THE PROCEEDS OF ANY LOAN MADE IN RELIANCE ON THIS PROVISO ARE ACTUALLY USED TO CURE SUCH CURABLE KMBC DEFAULT.

                    (D) GIVING EFFECT TO THE LOAN REQUESTED HEREBY, AND APPLICATION OF THE PROCEEDS OF THE LOAN, THE AGGREGATE OUTSTANDING PRINCIPAL OF THE LINE A LOANS AND THE LINE C LOANS PLUS THE LINE A LETTER OF
   CREDIT USAGE PLUS THE LINE C LETTER OF CREDIT USAGE PLUS THE
   SHORT TERM INDEBTEDNESS OF BORROWER AND ITS SUBSIDIARIES UNDER THE DOMESTIC MONEY MARKET LINES DESCRIBED IN SECTION 6.10 OF THE LOAN AGREEMENT DOES NOT EXCEED THE SUM OF THE LINE A COMMITMENT PLUS THE LINE C COMMITMENT.

            (IF ANY OF THE FOREGOING STATEMENTS IS NOT TRUE AND CORRECT, ATTACH A STATEMENT SPECIFYING IN DETAIL THE CIRCUMSTANCES THEREOF AND THE ACTIONS BORROWER IS TAKING OR PROPOSES TO TAKE WITH RESPECT THERETO.)

            4. THIS REQUEST FOR LOAN IS EXECUTED ON __________, 19__, BY A RESPONSIBLE OFFICIAL OF BORROWER, ON BEHALF OF BORROWER. THE UNDERSIGNED, IN SUCH CAPACITY, HEREBY CERTIFIES EACH AND EVERY MATTER CONTAINED HEREIN TO BE TRUE AND CORRECT.

                                       BORROWER:

                                       KAUFMAN AND BROAD HOME CORPORATION,
                                       A DELAWARE CORPORATION

                                       BY:___________________________________

                                       TITLE:________________________________

                                  EXHIBIT I

                       REQUEST FOR REDESIGNATION OF LOANS

            1. This Request For Redesignation of Loans is executed and delivered by a Responsible Official of the undersigned Kaufman and Broad Home Corporation ("Borrower") to Bank of America National Trust and Savings Association, as Administrative Agent, pursuant to the Fourth Amended and Restated Loan Agreement (the "Agreement") dated as of February 28, 1996, entered into by Borrower, the Banks that are parties thereto, the Administrative Agent, Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch, and NationsBank of Texas, N.A., as Managing Agents. Any terms used herein and not defined herein shall have the meanings defined in the Agreement.

            2. Borrower requests that the applicable Banks redesignate certain outstanding Loans heretofore made or redesignated for the account of Borrowers pursuant to the Loan Agreement, as set forth below:

            (a) Alternate Base Rate Loans to be redesignated as LIBOR Loans:

                    (i)      Applicable Commitment:

                              / /     Line A Commitment


                              / /     Line B Commitment


                              / /     Line C Commitment


                    (ii)              Total Amount of Loans to be redesignated:

                             $----------------.

                    (iii)             Date of redesignation: _____________,
                             19__.

                    (iv) LIBOR Loan with a ______-week/month (select one) Interest Period.

            (b) LIBOR Loans to be redesignated as Alternate Base Rate Loans or LIBOR Loans with a different Interest Period:

                    (i)      Applicable Commitment:

                              / /     Line A Commitment


                              / /     Line B Commitment


                              / /     Line C Commitment


                    (ii)              Total Amount of Loans to be redesignated:

                             $----------------.

                    (iii)             Date of redesignation: _____________,
                             19__.

                    (iv)     Type of Loan as so redesignated
                             (check one box only):

                              / /    Alternate Base Rate Loan.

                              / /    LIBOR Loan with a
                                     ______-week/month (select one)
                                     Interest Period.

            3. In connection with the redesignation of Loans requested herein, Borrower represents, warrants and certifies to the Administrative Agent and the Banks that, as of the date of the redesignation of Loans requested herein, each representation and warranty made by Borrower in Article 4 of the Agreement (other than the representations and warranties contained in Sections 4.4(a), 4.5, 4.6, 4.7, 4.9, 4.12, 4.14, 4.18 and 4.19) will be true and correct in all material respects as though such representations and warranties were made on and as of the date of such Loan, and no event or circumstance that constitutes a Material Adverse Effect shall have occurred since the Amendment Effective Date.

            4. This Request for Redesignation of Loans is executed on _____________, 19__, by a Responsible Official of

Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

                                       KAUFMAN AND BROAD HOME CORPORATION,
                                       a Delaware corporation

                                       By:___________________________________

                                          ___________________________________
                                                     Name and Title

                                    EXHIBIT J

                                                     BORROWER: KAUFMAN AND BROAD
                                                               HOME CORPORATION,
                                                          a Delaware corporation

                                                     GUARANTORS:  See Schedule 1
                                                                          hereto

TO: BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, for itself and as Administrative Agent

                              AMENDED AND RESTATED
                               CONTINUING GUARANTY

            THIS AMENDED AND RESTATED CONTINUING GUARANTY ("Guaranty") dated as of February 28, 1996, is made by each of the parties listed on Schedule
1 hereto, together with each other person who may become a party hereto pursuant to Section 10 of this Guaranty (each, a Guarantor and collectively, "Guarantors"), jointly and severally, in favor of Bank of America National Trust and Savings Association, as Administrative Agent, Bank of America National Trust and Savings Association and The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch and NationsBank of Texas, N.A., as Managing Agents and the Banks (as that term is defined in the below-referenced Loan Agreement), with reference to the following facts:

                                    RECITALS

            A. Pursuant to the Fourth Amended and Restated Loan Agreement of even date herewith entered into by and among Kaufman and Broad Home Corporation, a Delaware corporation ("Borrower"), the Banks and Bank of America National Trust and Savings Association, as Administrative Agent, Bank of America National Trust and Savings Association, The First National Bank of Chicago, NationsBank of Texas, N.A, and Credit Lyonnais Los Angeles Branch, as Managing Agents (as the same may be amended from time to time, the "Loan Agreement"), the Banks are making a credit facility available to Borrower.

            B. As a condition of the availability of such credit facility, Guarantors are required to enter into this Guaranty.

            C. Guarantors expect to realize direct and indirect benefits as the result of the availability of the aforementioned credit facility, and as the result of the execution of this Guaranty.

                                    AGREEMENT

            NOW, THEREFORE, in order to induce the Banks to extend the aforementioned credit facility, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each Guarantor hereby represents, warrants, covenants, agrees and guaranties as follows:

            (1) Terms used in this Guaranty but not defined herein shall have the meanings defined for them in the Loan Agreement.

            (2) Guarantors unconditionally guarantee and promise to pay to Bank of America National Trust and Savings Association, as the Administrative Agent for the Banks, on demand, in lawful money of the United States, any and all Indebtedness of Borrower then due to the Banks. The word "Indebtedness" means any and all advances, debts, obligations and liabilities of Borrower heretofore, now, or hereafter made, incurred or created under the Loan Agreement and under the Loan Documents, and whether Borrower may be liable individually or jointly with others, or whether such Indebtedness may be or hereafter becomes otherwise unenforceable; provided, however, the Indebtedness of Borrower guarantied hereunder shall not include the obligations or indebtedness of Mortgage Company under the Mortgage Warehousing Agreement.

            (3) This Guaranty is irrevocable and continuing in nature, is a guaranty of prompt and punctual payment and performance of all Indebtedness of Borrower, and is not merely a guaranty of collection. The Indebtedness guaranteed hereunder includes that arising under successive transactions which shall either continue the Indebtedness or from time to time or renew it after it has been satisfied. This Guaranty shall not apply to any Indebtedness created after actual receipt by all Banks and the Agent of written notice of its revocation as to future transactions. Anything in this Guaranty to the contrary notwithstanding, the maximum liability of any Guarantor hereunder shall be limited to the extent required for the obligation of such Guarantor to be valid, binding and enforceable and not otherwise voidable or avoidable.

            (4) The obligations hereunder are joint and several, and independent of the obligations of Borrower and or any of its other Subsidiaries. Separate action or actions may be brought and prosecuted against any Guarantor whether action is brought against any Borrower or any of its other Subsidiaries, including any other Guarantor, or whether Borrower or any of its other Subsidiaries, including any other Guarantor, may be joined in any such action or actions.

            (5) Each Guarantor authorizes the Banks, without notice or demand and without affecting its liability hereunder, from time to time to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Indebtedness guaranteed, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as the Agent or any Bank in its discretion may determine; and (d) release or substitute any one or more of the endorsers or guarantors.

            (6) Each Guarantor waives, to the fullest extent permitted by applicable law, any right to require any Bank to (a) proceed against Borrower or any of its other Subsidiaries, including any other Guarantor; (b) proceed against or exhaust any security held from Borrower or any of its Subsidiaries; or (c) pursue any other remedy in the Banks' power whatsoever. Each Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower, other than payment in full of the Indebtedness. Until all Indebtedness of Borrower to the Banks shall have been paid in full, each Guarantor waives any right to enforce any remedy which the Banks now have or may hereafter have against Borrower or any of its other Subsidiaries, and waives any benefit of, and any right to participate in, any security now or hereafter held by the Banks. Guarantors waive all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise. Guarantors expressly waive to the fullest extent permitted by applicable Law all other suretyship defenses they otherwise might or would have under any Law. Each Guarantor waives any right of subrogation that it may have in respect to the obligations of Borrower to the Banks. Each Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Indebtedness.

            (7) After demand upon the Guarantors for payment under the Guaranty each Guarantor hereby specifically authorizes each Bank (subject to the approval of Both Majority Banks) in which such Guarantor maintains a deposit account (whether a general or special deposit account, other than trust accounts) or a certificate of deposit to setoff any Obligations owed to the Banks against such deposit account or certificate of deposit without prior notice to any Guarantor (which notice is hereby waived) whether or not such deposit account or certificate of deposit has then matured. Nothing in this paragraph shall limit or restrict the exercise by a Bank of any right to setoff or banker's lien under applicable Law, subject to the approval of Both Majority Banks.

            (8) Each Guarantor represents and warrants to the Banks that it has established adequate means of obtaining from Borrower and its Subsidiaries, on a consolidated basis, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries, on a consolidated basis, and that Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries, on a consolidated basis. Each Guarantor hereby expressly waives and relinquishes any duty on the part of the Banks (should any such duty exist) to disclose to any Guarantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries, whether now known or hereafter known by the Banks during the life of this Guaranty.

            (9) Guarantors agree to pay the reasonable out-of-pocket costs and expenses of the Administrative Agent and each of the Banks in connection with the enforcement of this Guaranty, including without limitation the reasonable fees and out-of-pocket expenses of any legal counsel retained by the Administrative Agent or any of the Banks.

            (10) Any other Person may become a Guarantor under, and become bound by the terms and conditions of, this Guaranty by executing and delivering to the Administrative Agent an Instrument of Joinder substantially in the form attached hereto as Exhibit A, accompanied by such documentation as the Administrative Agent may require to establish the due organization, valid existence and good standing of such Person, its qualification to engage in business in each material jurisdiction in which it is required to be so qualified, its authority to execute, deliver and perform this Guaranty, and the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf.

            (11) This Guaranty shall be governed by and construed according to the laws of the State of California, to the jurisdiction of which the parties hereto submit.

                                       "GUARANTORS"

                                       KAUFMAN AND BROAD OF NORTHERN
                                       CALIFORNIA, INC., a California
                                       corporation

                                       By /s/ Dennis Welsch
                                         -------------------------------------
                                          Its Vice President and Treasurer

                                        KAUFMAN AND BROAD OF SAN DIEGO, INC.,
                                        a California corporation

                                       By /s/ Dennis Welsch
                                         --------------------------------------
                                          Its Vice President and Treasurer

                                       KAUFMAN AND BROAD - SOUTH BAY, INC.,
                                       a California corporation

                                       By /s/ Dennis Welsch
                                         --------------------------------------
                                          Its Vice President and Treasurer

                                       KAUFMAN AND BROAD OF SOUTHERN CALIFORNIA, a California corporation

                                       By /s/ Dennis Welsch
                                         --------------------------------------
                                          Its Vice President and Treasurer

                                       KAUFMAN AND BROAD - CENTRAL VALLEY, INC., a California corporation

                                       By /s/ Dennis Welsch
                                         --------------------------------------
                                          Its Vice President and Treasurer

                                       KAUFMAN AND BROAD COASTAL, INC., a
                                       California corporation

                                       By /s/ Dennis Welsch
                                         --------------------------------------
                                           Its Vice President and Treasurer

                                       KAUFMAN AND BROAD OF NEVADA, INC., a
                                       California corporation

                                       By /s/ Dennis Welsch
                                         --------------------------------------
                                          Its Vice President and Treasurer

                                       KAUFMAN AND BROAD OF ARIZONA, INC., a
                                       California corporation

                                       By /s/ Dennis Welsch
                                         --------------------------------------
                                          Its Vice President and Treasurer

                                       KAUFMAN AND BROAD OF COLORADO, INC., a
                                       Colorado corporation

                                       By /s/ Dennis Welsch
                                         --------------------------------------
                                          Its Vice President and Treasurer

                                       KAUFMAN AND BROAD OF UTAH, INC., a
                                       California corporation

                                       By /s/ Dennis Welsch
                                         --------------------------------------
                                          Its Vice President and Treasurer

                                       OPPEL JENKINS OF ALBUQUERQUE, INC., a New
                                       Mexico corporation

                                       By /s/ Dennis Welsch
                                         --------------------------------------
                                          Its Vice President and Treasurer

                                       MESA VISTA HOMES, INC., a New Mexico
                                       corporation

                                       By /s/ Dennis Welsch
                                         --------------------------------------
                                          Its Vice President and Treasurer

                                   Schedule 1
                                       to
                               Continuing Guaranty

                               List of Guarantors

Kaufman and Broad of Northern California, Inc.

Kaufman and Broad of San Diego, Inc.

Kaufman and Broad - South Bay, Inc.

Kaufman and Broad of Southern California

Kaufman and Broad - Central Valley, Inc.

Kaufman and Broad Coastal, Inc.

Kaufman and Broad of Nevada, Inc.

Kaufman and Broad of Arizona, Inc.

Kaufman and Broad of Colorado, Inc.

Kaufman and Broad of Utah, Inc.

Oppel Jenkins of Albuquerque, Inc.

Mesa Vista Homes, Inc.

                              INSTRUMENT OF JOINDER

            THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of ________________, 19___, by ________________________________
_______________________________________, a ____________________ ("Joining
Party"), and delivered to the Administrative Agent pursuant to the Amended And Restated Continuing Guaranty dated as of January 28, 1996 (the "Guaranty"). Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Guaranty.

                                    RECITALS

            A. The Guaranty was made by the Guarantors in favor of the Banks that are parties to that certain Fourth Amended and Restated Loan Agreement dated as of February 28, 1996 (the "Loan Agreement") among Kaufman and Broad Home Corporation, as Borrower, the Banks, Bank of America National Trust and Savings Association, as Administrative Agent, Bank of America National Trust and Savings Association, The First National Bank of Chicago, Credit Lyonnais Los Angeles Branch and NationsBank of Texas, N.A., as Managing Agents.

            B. Joining Party has become a Significant Subsidiary (as defined in the Loan Agreement), and as such is required pursuant to Section 5.9 of the Loan Agreement to become a Guarantor.

            C. Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of a credit facility pursuant to the Loan Agreement, and as a result of becoming a party to the Guaranty.

            NOW THEREFORE, Joining Party agrees as follows:

                                    AGREEMENT

            1. By this Joinder, Joining Party becomes a "Guarantor" under and pursuant to Section 10 of the Guaranty. Joining Party agrees that, upon its execution hereof, it will become a Guarantor under the Guaranty with respect to all Indebtedness of Borrower heretofore or hereafter incurred under the Loan Agreement, and will be bound by all terms, conditions, and duties applicable to a Guarantor under the Guaranty.

            2. The effective date of this Joinder is _______________.

                                       "Joining Party"
                                       _________________________________

                                       a _____________________________

                                       By ___________________________________

                                       Its _______________________________

ACKNOWLEDGED:

BANK OF AMERICA NATIONAL TRUST
 AND SAVINGS ASSOCIATION,
  as Administrative Agent

By _______________________________

   Its ___________________________

KAUFMAN AND BROAD HOME CORPORATION

By _______________________________

   Its ___________________________

                                  SCHEDULE 1.1

                                PRO RATA SHARES

                                                                                                     Line B
                                                         Line B                                  Pro Rata Share
          Bank                                         Commitment                                  Percentage
          ----                                         ----------                                  ----------
Bank of America National
Trust and Savings Association                          $ 27,500,000                                   25.0000%

The First National Bank
of Chicago                                             $ 27,500,000                                   25.0000%

Credit Lyonnais                                          27,500,000                                   25.0000%

NationsBank of Texas, N.A.                               27,500,000                                   25.0000%
                                                       ------------

        Total                                          $110,000,000                                  100.0000%




                                PRO RATA SHARES

                                                                                                     Line C
                                                         Line C                                  Pro Rata Share
            Bank                                       Commitment                                  Percentage
            ----                                       ----------                                  ----------
Bank of America National
Trust and Savings Association                           $ 5,000,000                                   25.0000%

The First National Bank
of Chicago                                              $ 5,000,000                                   25.0000%

Credit Lyonnais                                           5,000,000                                   25.0000%

NationsBank of Texas, N.A.                                5,000,000                                   25.0000%
                                                        -----------

      Total                                            $ 20,000,000                                  100.0000%

                                                                    (Schedule 1]

                                  Schedule 4.4

                     Kaufman and Broad Home Corporation and
                           Consolidated Subsidiaries



                                 Key to "Types"

                            S  =  Significant Subsidiary
                            G  =  Guarantor Subsidiary
                            Fo =  Foreign Subsidiary
                            Fi =  Financial Subsidiary
                            (Note: All Guarantor Subsidiaries are also Significant Subsidiaries)



Arizona Corporations                                             %                       Type(s)
--------------------                                             -                       -------
Kaufman and Broad of Arizona, Inc.                               100                     S/G
Kaufman and Broad Home Sales of Arizona, Inc.                    100

California Corporations
-----------------------

Affordable Multi-Family, Inc.                                    100
BKJ Construction Company, Inc.                                   100
Cable Associates, Inc.                                           100
Custom Decor, Inc.                                               100
First Northern Builders Servicing, Inc.                          100
Fullerton Affordable Housing, Inc.                               100
KBASW Mortgage Acceptance Corporation                            100                     Fi
KBI/Mortgage Acceptance Corporation                              100                     Fi
KBMH Property Management, Inc.                                   100
KBMH Capital, Inc.                                               100
KBRAC IV Mortgage Acceptance Corporation                         100                     Fi
K&B Multi-Housing Advisors, Inc.                                 100
KBMH Construction, Inc.                                          100
Kaufman and Broad - Central Valley, Inc.                         100                     S/G
Kaufman and Broad Coastal, Inc.                                  100                     S/G
Kaufman and Broad Communities, Inc.                              100
Kaufman and Broad Development Group                              100
Kaufman and Broad Embarcadero, Inc.                              100
Kaufman and Broad of Fresno, Inc.                                100                     S/G
Kaufman and Broad Home Sales, Inc.                               100
Kaufman and Broad Insurance Agency, Inc.(1)                      100
Kaufman and Broad International, Inc.                            100
Kaufman and Broad Land Company                                   100
Kaufman and Broad Land Development Venture, Inc.                 100


----------------------
1 Formerly Pacific Sun Insurance Agency, Inc.

Kaufman and Broad of Monterey Bay, Inc.                          100                     S/G
Kaufman and Broad - Moreno/Perris Valleys, Inc.                  100
Kaufman and Broad Multi-Family, Inc.                             100
Kaufman and Broad Multi-Housing Group, Inc.                      100
Kaufman and Broad of Northern California, Inc.                   100                     S/G
Kaufman and Broad North Stockton, Inc.                           100
Kaufman and Broad Properties                                     100
Kaufman and Broad of Sacramento, Inc.                            100                     S/G
Kaufman and Broad of San Diego, Inc.                             100                     S/G
Kaufman and Broad - South Bay, Inc.                              100                     S/G
Kaufman and Broad of Southern California, Inc.                   100                     S/G
Kaufman and Broad of Texas, Inc.                                 100
Kaufman and Broad of Utah, Inc.                                  100
Kent Land Company                                                100
Kingsbay Escrow Company                                          100
Multi-Housing Investments, Inc.                                  100

COLORADO CORPORATION
--------------------

Kaufman and Broad of Colorado, Inc.                              100                     S/G

DELAWARE CORPORATIONS
---------------------

International Mortgage Acceptance Corporation                    100
Kaufman and Broad Development Company                            100
Kaufman and Broad Limited                                        100

ILLINOIS CORPORATIONS
---------------------

Kaufman and Broad of Illinois, Inc.                              100
Kaufman and Broad Mortgage Company                               100                     Fi

MASSACHUSETTS CORPORATION
-------------------------

Kaufman and Broad Homes, Inc                                     100

MEXICAN CORPORATIONS
--------------------

Kaufman y Broad de Mexico                                        100                     Fo
Kaufman y Broad Asesoria Administrativa                          100                     Fo

MICHIGAN CORPORATION
--------------------

Keywick, Inc.                                                    100

MINNESOTA CORPORATION
---------------------

Kaufman and Broad Custom Homes, Inc.                             100

NEVADA CORPORATION
------------------

Kaufman and Broad of Nevada, Inc.                                100                     S/G

NEW MEXICO
----------

Mesa Vista Homes, Inc.                                           100
Oppel Jenkins of Albuquerque, Inc.                               100                     S/G

NEW YORK CORPORATION
--------------------

Kaufman and Broad Homes of Long Island, Inc.                     100

TEXAS CORPORATION
-----------------

Oppel-Jenkins Development, Inc.                                  100
Oppel Jenkins of El Paso, Inc.                                   100

CANADIAN CORPORATIONS
---------------------

806628 Ontario, Inc.                                             100                     Fo
Barchester Investments Limited                                   50                      Fo
Davisville Investment Co., Ltd.                                  100                     Fo
Heatherwoods Development Corporation                             100                     Fo
Hillside Village Limited                                         100                     Fo
Margreen Investments, Inc.                                       100                     Fo
Meadowstream Development Limited                                 100                     Fo
Mississauga Management Ltd.                                      100                     Fo
Victoria Wood Development Corporation (Milton), Inc.             100                     Fo
Victoria Wood Development Corporation (Ontario), Inc.            100                     Fo/S
Victoria Wood Development Corporation (Pickering), Inc.          100                     Fo
Victoria Wood Development Corporation (York), Inc.               100                     Fo
Victoria Wood Limited                                            100                     Fo

FRENCH CORPORATIONS
-------------------

Bati Service Development S.A.R.L.                                100                     Fo
Bati Service Promotion S.A.                                      100                     Fo
Kaufman and Broad Developpement S.A.                             99.4                    Fo/S
Kaufman & Broad France S.A.                                      100                     Fo/S
Kaufman and Broad Investissements S.A.R.L.                       100                     Fo
Kaufman and Broad Maisons Individuelles S.A.                     99.94                   Fo/S
Kaufman and Broad Rehabilitation S.A.R.L.                        99.94                   Fo
Kaufman and Broad Renovation S.A.                                99.4                    Fo
Kaufman and Broad Residences S.A.R.L.                            100                     Fo

GERMAN CORPORATIONS
-------------------

Kaufman and Broad GmbH                                           100                     Fo

                                  SCHEDULE 4.7
                      Existing Liens and Rights of Others
                            As of November 30, 1995



                                      NONE

                                  SCHEDULE 4.9
           Existing Indebtedness and Contingent Guaranty Obligations
                            As of November 30, 1995

                                                                                    AMOUNT                 TOTAL
                                                                                 ------------           -----------

SECURED DEBT
      DOMESTIC DEBT:
            Coastal Valleys                                                                $0
            Antelope Valley                                                         7,191,000
            Inland Empire                                                                   0
            Pacific Inland                                                                  0
            South Coast                                                            15,395,000
            San Diego                                                                       0
            North Bay                                                                       0
            Sacramento                                                                      0
            Central Valley                                                                  0
            Fresno                                                                    846,000
            South Bay                                                                       0
            Monterey Bay                                                              727,000
            Nevada                                                                    694,000
            Arizona                                                                         0
            New Mexico                                                              2,000,000
            Colorado                                                                        0
            Utah                                                                            0
                                                                                 ------------
                   TOTAL DOMESTIC SECURED                                                               $26,853,000

      FRENCH DEBT                                                                                        11,214,000
      CANADIAN DEBT                                                                                         870,000
      MEXICAN DEBT                                                                                        4,778,000
                                                                                                        -----------
                   TOTAL SECURED DEBT                                                                   $43,715,000
                                                                                                        -----------

UNSECURED DEBT
      DOMESTIC DEBT KBHC:
            Revolver                                                             $250,000,000
            Money Market                                                           13,000,000
            10 3/8% Senior Notes due 1999                                         100,000,000
            9 3/8% Subordinated Notes due 2003                                    173,849,000
                                                                                 ------------
                   TOTAL DOMESTIC DEBT KBHC                                                             536,849,000

      DOMESTIC DEBT KBMC:
            Commercial Paper                                                      111,000,000
            Revolving Warehouse Facility                                           40,000,000
                                                                                 ------------
                   TOTAL DOMESTIC DEBT KBMC                                                             151,000,000

      FINANCIAL SUBSIDIARIES OTHER THAN KBMC (COLLATERALIZED
         MORTGAGE OBLIGATIONS)                                                                           84,764,000
      FRENCH DEBT                                                                                        59,011,000
                                                                                                       ------------
                    TOTAL UNSECURED DEBT                                                               $831,624,000
                                                                                                       ------------
                    TOTAL DEBT                                                                         $875,339,000
                                                                                                       ============

CONTINGENT GUARANTY OBLIGATIONS
      KBHC                                                                         $6,120,000
      KBMC                                                                                  0
      KBMHG                                                                                 0
                                                                                   ----------
            TOTAL CONTINGENT GUARANTY OBLIGATIONS                                                         6,120,000
            Less:   Financial Letters of Credit Supporting Secured Debt                                    (956,000)
                                                                                                       ------------
                    TOTAL CONTINGENT GUARANTY OBLIGATIONS                                                 5,164,000

            TOTAL DEBT AND CONTINGENT GUARANTY OBLIGATIONS                                             $880,503,000
                                                                                                       ============

                                  SCHEDULE 6.4
                                  Investments
                            As of November 30, 1995

INVESTMENT:                                                    AMOUNT
-----------                                                    ------
Computer Equipment Leveraged Leases                          $2,175,000
                                                             ==========